                        PROSPECTUS DATED OCTOBER 11, 2002

                      MEDALLION VARIABLE UNIVERSAL LIFE EDGE
           a flexible premium variable universal life insurance policy issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
  ProFund VP Bull ..........................................      ProFund Advisors LLC
  ProFund VP OTC ...........................................      ProFund Advisors LLC
  ProFund VP Mid-Cap Value. ................................      ProFund Advisors LLC
  ProFund VP Mid-Cap Growth ................................      ProFund Advisors LLC
  ProFund VP Small-Cap .....................................      ProFund Advisors LLC
  ProFund VP Small-Cap Value ...............................      ProFund Advisors LLC
  ProFund VP Small-Cap Growth ..............................      ProFund Advisors LLC
  ProFund VP Europe 30 .....................................      ProFund Advisors LLC
  ProFund VP Asia 30 .......................................      ProFund Advisors LLC
  ProFund VP Bull Plus .....................................      ProFund Advisors LLC
  ProFund VP UltraMid-Cap ..................................      ProFund Advisors LLC
  ProFund VP UltraSmall-Cap ................................      ProFund Advisors LLC
  ProFund VP UltraOTC ......................................      ProFund Advisors LLC
  ProFund VP Bear ..........................................      ProFund Advisors LLC
  ProFund VP Short Small-Cap ...............................      ProFund Advisors LLC
  ProFund VP Short OTC .....................................      ProFund Advisors LLC
  ProFund VP U.S. Government Plus ..........................      ProFund Advisors LLC
  ProFund VP Rising Rates Opportunity ......................      ProFund Advisors LLC
  ProFund VP Money Market ..................................      ProFund Advisors LLC
  ProFund VP Basic Materials ...............................      ProFund Advisors LLC
  ProFund VP Biotechnology. ................................      ProFund Advisors LLC
  ProFund VP Energy ........................................      ProFund Advisors LLC
  ProFund VP Financial .....................................      ProFund Advisors LLC
  ProFund VP Healthcare ....................................      ProFund Advisors LLC
  ProFund VP Precious Metals ...............................      ProFund Advisors LLC
  ProFund VP Real Estate ...................................      ProFund Advisors LLC
  ProFund VP Semiconductor .................................      ProFund Advisors LLC
  ProFund VP Technology ....................................      ProFund Advisors LLC
  ProFund VP Telecommunications ............................      ProFund Advisors LLC
  ProFund VP Utilities .....................................      ProFund Advisors LLC
  VST Large Cap Growth .....................................      Independence Investment LLC
  VST Growth & Income ......................................      Independence Investment LLC and Putnam Investment
                                                                   Management, LLC
  VST Managed ..............................................      Independence Investment LLC and Capital Guardian
                                                                   Trust Company
  VST Active Bond ..........................................      John Hancock Advisers, LLC

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the selected subaccounts of our Separate Account U. In turn the assets of the subaccounts will be invested in the corresponding investment option(s) of ProFunds and/or the John Hancock Variable Series Trust I (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds".

  Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                                 EXPRESS DELIVERY
                                 ----------------
                              529 Main Street (X-4)
                              Charlestown, MA 02129

        U.S. Mail                                  Phone: 1-800-732-5543
        ---------
       P.O. Box 111
     Boston, MA 02117                            Fax: (see pages 25 and 26)

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 28.

     . Behind the illustrations is a section called "Additional
       Information." This section gives more details about the policy. It generally does not repeat information contained in the Basic Information section. A table of contents for the Additional Information section appears on page 35.

     . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 50.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 202.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                                   Beginning on page
--------                                                                   -----------------
..What is the policy? ......................................................        5

..Is there anything unusual about this particular product? .................        5

..Is this type of product appropriate for you? .............................        6

..Who owns the policy? .....................................................        7

..What charges will we deduct from your investment in the policy? ..........        7

..What charges will the Series Funds deduct from your investment in the
 policy? ..................................................................        9

..What other charges can we impose in the future? ..........................       11

..How can you invest money in the policy? ..................................       11

..Is there a minimum amount you must invest? ...............................       12

..How will the value of your investment in the policy change over time? ....       14

..How can you change your policy's investment allocations? .................       15

..How can you access your investment in the policy? ........................       16

..How much will we pay when the insured person dies? .......................       18

..Can you add optional benefit riders? .....................................       19

..How can you change your policy's insurance coverage? .....................       21

..Can you cancel your policy after it's issued? ............................       22

..Can you choose the form in which we pay out policy proceeds? .............       23

..To what extent can we vary the terms and conditions of our policies in
 particular cases? ........................................................       24

..How will your policy be treated for income tax purposes? .................       24

..How do you communicate with us? ..........................................       24

..Can you authorize someone else to request transfers on your behalf? ......       26

WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected. If the life insurance protection is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate you will be issued and not to the master group policy.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

IS THERE ANYTHING UNUSUAL ABOUT THIS PARTICULAR PRODUCT?

  Yes, there is. The investment options of the policy were selected to accommodate individuals who contemplate engaging (either directly or through an investment professional) in active assets allocation or so-called "MARKET TIMING" ACTIVITY. "Market timing" is the practice of making frequent and typically large transfers of policy values among variable investment options in response to changes in the outlook for various markets with an expectation of increasing investment returns. Our other variable life insurance policies are not designed to accommodate such activity. By issuing this product, we don't in any way endorse or recommend the practice of market timing. However, we acknowledge that there are those who do believe in the efficacy of the practice and this product is designed to meet the needs of such persons.

  The reason this product can accommodate market timing activity is the presence of those investment options offered by ProFunds. These are clearly identifiable on page 1 of this prospectus since each contains the designation "ProFund VP". The ProFund investment options are not subject to the same restrictions on number, frequency and aggregate amount of transfers that apply to the other investment options. However, the ProFund investment options are subject to special restrictions as to the time of day by which any transfer request must be received. Transfer requests involving other investment options must be received before the end of our "business day" (currently 4:00 p.m. Eastern Standard Time) in order to be processed at that day's prices. Transfer requests involving ProFund investment options must be received by an earlier time (see "ProFund Transfer Requests" on page 26).

IS THIS TYPE OF PRODUCT APPROPRIATE FOR YOU?

  You should apply for this type of product only if you feel you can tolerate significant volatility in your investment results. If you decide to apply for this type of product, you should seriously consider engaging the services of an investment professional to advise you on the proper use of investment options as part of an overall strategic or tactical asset allocation strategy. Of course, such investment professionals generally charge a fee for their services. The fee may or may not be charged to you directly. You should also keep in mind that the policy's primary purpose is to provide life insurance and that there are charges assessed for life insurance coverage. This is not simply an investment vehicle.

  Market timing is not for everybody. There are special risks associated with the practice. The principal risk of market timing is that the person or firm directing the transfers may misread the various markets and make ill-advised transfers, thereby resulting in investment results that are less favorable than they would have been in the absence of the market timing activity. Moreover, the potential negative impact of bad decisions is magnified by the fact that market timing decisions involve large amounts of assets and are concentrated in select markets. In addition, there are those who assert that (i) the frequency of transfers into and out of funds, in and of itself, increases the volatility of investment results and (ii) the mere fact of being "out of the market" as a result of market timing activity has a statistically significant negative impact on investment results. All of these risks, as well as all the other risks mentioned below, will be present whether you direct the transfers yourself or engage the services of an investment professional for that purpose.

  You should also be aware that the investment strategies of some of the ProFund VP funds are designed to magnify (both positively and negatively) the investment results of the benchmarks to which the funds relate. These so-called "leveraged" funds are the ProFunds VP Bull Plus, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Small-Cap, Short OTC, U.S. Government Plus and Rising Rates Opportunity funds. The investment results of such leveraged funds are expected to exhibit significantly greater volatility than other investment options available under the policy. Indeed, when compared to a broad universe of open-end mutual funds, the ProFunds leveraged funds are considered to be among the most volatile. For example, the ProFunds VP UltraOTC fund is 4 times as volatile as the average domestic equity mutual fund. The leveraged investment techniques employed by these funds (including the borrowing costs incurred in creating leverage) should cause investors to lose more money in adverse environments. For example, if a fund seeks to track a benchmark by a factor of 2 and the benchmark suffers a 5% loss in value, the fund would be expected to lose 10% of its value before consideration of the borrowing costs. Factoring in the borrowing costs, the loss would be even greater than 10%. Similarly, a 5% gain in the benchmark would be expected to produce something less than a 10% gain in the fund due to the combined effect of the leverage factor and the borrowing costs.

  You should also keep in mind that none of the ProFund VP funds seek to provide correlation with their benchmarks over any period of time other than daily. Because of the effect of fund level fees and the compounding of returns, the performance of these funds should differ significantly from their benchmarks over time. This is particularly true for the leveraged funds due to the multiplier effect of the leverage factors involved.

  In addition to all of the risks mentioned above, there are specific investment risks associated with the various funds of the Series Funds (such as Active Trading Risk, Correlation Risk, Swap Counterparty Credit Risk and Risks of Aggressive Investment Techniques) that are described in detail in the attached Series Fund prospectuses. You should read those prospectuses very carefully before applying for the policy.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

.. Tax charge - A charge to cover state premium taxes we currently expect to pay, on average, and the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 3.60% of each premium.

.. Premium sales charge - A charge to help defray our sales costs. The charge is 4% of the premium you pay in policy years 1 - 5 and 3% of the premium you pay in policy years 6 and thereafter. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in the year 2001, no termination of this charge has yet occurred.

.. Optional enhanced cash value rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first policy year that does not exceed the Target Premium. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under "Reduced charges for eligible classes" on page 42. No variation in the charge will exceed the maximum stated above.

Deductions from account value

.. Issue charge - A monthly charge to help defray our sales and administrative costs. The charge is a percentage of the "Target Premium" and will be the same regardless of the amount of premium actually paid. The Target Premium is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium. The percentage will vary by the gender, issue age and risk class of the insured person, the death benefit option selected and the duration of the policy.

.. Administrative charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $31 (currently $29) during the first policy year and up to $11 (currently $9) during policy years 2 and thereafter.

.. Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 18).

.. Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if the insured person is subject to certain types of special insurance risk.

.. Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .067%. We guarantee that this percentage will never exceed .067%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .067% for policy years 1 through 5, .021% for policy years 6 through 10, .013% for policy years 11 through 15, and .004% for policy years 16 and thereafter. We guarantee that these percentages will never exceed .067% for policy years 1 through 5 and .033% for policy years 6 and thereafter. This charge does not apply to the fixed investment option.

.. Optional benefits charge - Monthly charges for optional insurance benefits (other than the optional enhanced cash value rider) added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add optional benefit riders?" on page 19.

.. ASI reduction charge - A charge we deduct if you decrease the Additional
  Sum Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

.. Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

  POLICY YEAR(S)                  PERCENTAGE OF FIRST YEAR TARGET PREMIUM
  --------------                  ---------------------------------------

      1-3                                          100%
      4-6                                           95%
      7                                             90%
      8                                             70%
      9                                             40%
    10 and later                                    0%

  The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce Basic Sum Insured (see "Partial withdrawals" on page 16) and requested reductions in Basic Sum Insured (see "Decrease in coverage" on page 22). The pro-rata charge is calculated by dividing the reduction in Basic Sum Insured by the Basic Sum Insured immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

.. Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will
earn on any variable investment options you select.   We may also receive
payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                                                      Total
                                                                                                                       Fund
                                                                                                      Total Fund     Operating
                                                                                  Other Operating     Operating       Expenses
                                                    Investment  Distribution and  Expenses Absent   Expenses Absent    With
                                                    Management      Service           Expense           Expense       Expense
Fund Name                                               Fee       (12b-1) Fees       Limitation       Limitation     Limitation
---------                                           ----------  ----------------  ---------------  ---------------- ---------
PROFUNDS (NOTE 1):
ProFund VP Bull. . . . . . . . . . . . . . . . . .    0.75%          0.25%             1.25%            2.25%         1.98%
ProFund VP OTC . . . . . . . . . . . . . . . . . .    0.75%          0.25%             0.91%            1.91%         1.91%
ProFund VP Mid-Cap Value . . . . . . . . . . . . .    0.75%          0.25%             0.96%            1.96%         1.96%
ProFund VP Mid-Cap Growth. . . . . . . . . . . . .    0.75%          0.25%             0.96%            1.96%         1.96%
ProFund VP Small-Cap . . . . . . . . . . . . . . .    0.75%          0.25%             1.65%            2.65%         2.25%
ProFund VP Small-Cap Value . . . . . . . . . . . .    0.75%          0.25%             0.97%            1.97%         1.97%
ProFund VP Small-Cap Growth. . . . . . . . . . . .    0.75%          0.25%             0.97%            1.97%         1.97%
ProFund VP Europe 30 . . . . . . . . . . . . . . .    0.75%          0.25%             0.89%            1.89%         1.89%
ProFund VP Asia 30 . . . . . . . . . . . . . . . .    0.75%          0.25%             0.94%            1.94%         1.94%
ProFund VP Bull Plus . . . . . . . . . . . . . . .    0.75%          0.25%             0.94%            1.94%         1.94%
ProFund VP UltraMid-Cap. . . . . . . . . . . . . .    0.75%          0.25%             0.97%            1.97%         1.97%
ProFund VP UltraSmall-Cap. . . . . . . . . . . . .    0.75%          0.25%             1.11%            2.11%         1.98%
ProFund VP UltraOTC. . . . . . . . . . . . . . . .    0.75%          0.25%             0.95%            1.95%         1.95%
ProFund VP Bear. . . . . . . . . . . . . . . . . .    0.75%          0.25%             0.89%            1.89%         1.89%
ProFund VP Short Small-Cap . . . . . . . . . . . .    0.75%          0.25%             0.95%            1.95%         1.95%
ProFund VP Short OTC . . . . . . . . . . . . . . .    0.75%          0.25%             0.95%            1.95%         1.95%
ProFund VP U.S. Government Plus. . . . . . . . . .    0.50%          0.25%             0.95%            1.70%         1.70%
ProFund VP Rising Rates Opportunity. . . . . . . .    0.75%          0.25%             0.95%            1.95%         1.95%
ProFund VP Money Market. . . . . . . . . . . . . .    0.75%          0.25%             0.60%            1.60%         1.60%
ProFund VP Basic Materials . . . . . . . . . . . .    0.75%          0.25%             0.96%            1.96%         1.96%
ProFund VP Biotechnology . . . . . . . . . . . . .    0.75%          0.25%             1.03%            2.03%         1.98%
ProFund VP Energy. . . . . . . . . . . . . . . . .    0.75%          0.25%             1.05%            2.05%         1.98%
ProFund VP Financial . . . . . . . . . . . . . . .    0.75%          0.25%             1.10%            2.10%         1.98%
ProFund VP Healthcare. . . . . . . . . . . . . . .    0.75%          0.25%             1.06%            2.06%         1.98%
ProFund VP Precious Metals . . . . . . . . . . . .    0.75%          0.25%             0.96%            1.96%         1.96%
ProFund VP Real Estate . . . . . . . . . . . . . .    0.75%          0.25%             0.99%            1.99%         1.98%
ProFund VP Semiconductor . . . . . . . . . . . . .    0.75%          0.25%             0.96%            1.96%         1.96%
ProFund VP Technology. . . . . . . . . . . . . . .    0.75%          0.25%             1.10%            2.10%         1.98%
ProFund VP Telecommunications. . . . . . . . . . .    0.75%          0.25%             1.17%            2.17%         1.98%
ProFund VP Utilities . . . . . . . . . . . . . . .    0.75%          0.25%             1.05%            2.05%         1.98%

JOHN HANCOCK VARIABLE SERIES TRUST I    (NOTE 2):
VST Large Cap Growth . . . . . . . . . . . . . . .    0.80%           N/A              0.03%            0.83%         0.83%
VST Growth & Income. . . . . . . . . . . . . . . .    0.67%           N/A              0.05%            0.72%         0.72%
VST Managed. . . . . . . . . . . . . . . . . . . .    0.67%           N/A              0.06%            0.73%         0.73%
VST Active Bond. . . . . . . . . . . . . . . . . .    0.62%           N/A              0.05%            0.67%         0.67%
                                                                                                                            --------



NOTES TO FUND EXPENSE TABLE

  (1)  The ProFund VP Mid-Cap Value, Mid-Cap Growth, Small-Cap Value,
    Small-Cap Growth, Asia 30, Basic Materials, Precious Metals and Semiconductor funds commenced operations on May 1, 2002. "Other Operating Expenses" shown for those funds are based on estimated amounts for the fiscal year ending December 31, 2002.
    With respect to the ProFund VP Bull, Biotechnology, Energy, Financial, Healthcare, Real Estate, Technology, Telecommunications, Utilities and UltraSmall-Cap funds, ProFund Advisors has contrac-tually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2002. With respect to the ProFund VP Small-Cap fund, ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 2.25% through December 31, 2002. After December 31, 2002, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors from time to time through the next three fiscal years to the extent that the repayment will not cause the fund's expenses to exceed the stated limit during the respective year. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investor.

  (2) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for the VST Large Cap Growth fund are calculated as if the current management fee schedule, which applies to this fund effective October 1, 2002, was in effect for all of 2001.

WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 43. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" below and "Lapse and reinstatement" on page
13).

Guaranteed death benefit feature

  This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 38 under "Procedures for issuance of a policy".)

  Your policy will show three types of GDB Premium (or such other types as permitted by your state):

     . 5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

     . Age 65/10 Year GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary until the later of (i) the policy anniversary nearest the insured person's 65th birthday or (ii) the 10th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

     . Age 100 GDB Premium - This is used on each grace period testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or, if later, the 10th policy anniversary) until the policy anniversary nearest the insured person's 100th birthday. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the Age 100 GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

  The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium which in turn is higher than the 5 Year GDB Premium, but none of them will ever be greater than the so-called "guideline premium" for the policy as defined in
Section 7702 of the Internal Revenue Code.

  For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect. On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured. In any policy year, the guaranteed death benefit feature will cease to be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page 18). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a Living Care Benefit Rider while the insured is living (see "Can you add optional benefit riders?" on page 19). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

  If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the next section, "Lapse and reinstatement".

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect. If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

   If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 38.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 8.

Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed on page 41.

HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option (other than a ProFund Investment option) in any policy year is $1,000,000.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of variable investment options (other than ProFund investment options) and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Transfers under the dollar cost averaging program or the asset rebalancing program would not be counted toward any such limit.

  Transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

.. The most you can transfer at any one time is the greater of (i) $500 (ii)
  20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

  We reserve the right to impose limits on:

.. the minimum amount of each transfer out of the fixed investment option;
  and

.. the maximum amount of any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the ProFund VP Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 7). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000, or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page 18). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 9).

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

     . We then subtract the third item above from the result of the second item above.

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax Considerations" beginning on page 43).

HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured" of insurance. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 38.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - -the "guideline premium and cash value corridor test" and the

"cash value accumulation test." When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 43). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

  In the next section, we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

CAN YOU ADD OPTIONAL BENEFIT RIDERS?

  When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page 43). We may add to, delete from, or modify the following list of additional benefit riders:

 . Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled,
  as defined in the rider, prior to age 60.   If the insured person becomes
  totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 12 that are necessary for the guaranteed death benefit feature to remain in effect.

.. Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

.. Age 100 Waiver of Charges Rider - Provides for the continuation of the
  Total Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

.. Children's Insurance Benefit Rider - Provides term insurance up through age 21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

.. Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

.. Optional Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:

  . you surrender the policy before the "contingent deferred sales charge" is equal to zero; and

  . the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code,

  The Enhanced Cash Value Benefit is equal to the "contingent deferred sales charge" in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the "contingent deferred sales charge," and the period it is in effect, on page 9.

  The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

.. Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page 18 is elected. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

  Benefits under the Long-Term Care Acceleration Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

  We determine a maximum amount of death benefit that we will advance for each
  month of qualification.   This amount, called the "Maximum Monthly Benefit" is
  based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

  We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

  If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the fixed account described on page 15 will continue to apply.) Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 13 that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

  If you purchase this rider:

  . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

  . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

  You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 40). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

     . the remaining Basic Sum Insured will be at least $100,000, and

     . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when any reduction in Total Sum Insured would take effect, see "Effective date of other policy transactions" on page 40. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 9).

Change of death benefit option

  If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

   If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

  Please read "The minimum insurance amount" on page 18 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

  Please read "Tax considerations" starting on page 43 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     .  JHVLICO at one of the addresses shown on page 2, or

     .  the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 42. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning on page 43.

HOW DO YOU COMMUNICATE WITH US?

General Rules

  These general rules apply to any transaction other than a request to transfer existing account value to or from a ProFund investment option (a "ProFund transfer request"). Special rules apply to ProFund transfer requests. (See "ProFund Transfer Requests" below).

   All checks and money orders for premium payments and loan repayments should be mailed or expressed to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     . surrenders or partial withdrawals

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege.

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

     . loans

     . transfers of account value among investment options (other than ProFund transfer requests)

     . change of allocation among investment options for new premium payments

  You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions (except for ProFund transfer requests)

  If you complete a special authorization form, you can request loans, transfers among investment options (other than ProFund transfer requests) and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  As mentioned on page 5, only the ProFund investment options are designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

ProFund Transfer Requests

  Any written ProFund transfer request may be mailed or expressed to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. We don't consider any such request to be received until such time as it has arrived at the proper place and in the proper and complete form. If you complete a special authorization form, you can make a ProFund transfer request by faxing us at 1-617-572-7515 or by e-mailing us at JHSSMVULService@jhancock.com. There is a risk you will be unable to place a given request due to equipment malfunction or heavy phone line usage. If this occurs, you will have to submit your request by mail or express mail.

  Any ProFund transfer request must include your name, daytime telephone number, policy number and the names of the investment options involved. We cannot process any request that doesn't include this required information. ANY PROFUND TRANSFER REQUEST THAT ARRIVES AFTER THE "CUT-OFF TIME" AND PRIOR TO THE END OF OUR BUSINESS DAY WILL NOT BE ACCEPTED. UNDER OUR CURRENT ADMINISTRATIVE RULES, THE CUT-OFF TIME IS 3:00 P.M. EASTERN STANDARD TIME. We reserve the right to change the cut-off time and to vary it among various groups of policy owners based upon criteria such as the method of transmission of the transfer request. We will notify you of any change to the cut-off time that is applicable to your policy. We are currently developing a special electronic submission procedure through a special Internet website. If we are successful in that development, the expectation is that requests submitted through the website will have a later cut-off time than requests submitted by other means. However, there is no guarantee as to when, or even whether, that website development project will be completed.

CAN YOU AUTHORIZE SOMEONE ELSE TO REQUEST TRANSFERS ON YOUR BEHALF?

  We anticipate that a number of those persons buying this type of policy will wish to engage the services of an investment professional and delegate to that investment professional the authority to request transfers among investment options. If you wish to make such a delegation, you must notify us in writing on a special authorization form we will provide. We will not be responsible for acting on instructions from your investment professional while the delegation remains in effect. Your delegation will remain in effect until we receive written notice from you revoking the delegation or until the authorization form terminates in accordance with its terms.

  The investment professional to whom you delegate authority may be a firm or person who is appointed by us as an authorized seller of our variable life insurance policies. However, in providing investment advice or in making transfers among investment options, the investment professional will be acting on your behalf, not on our behalf. We will not be responsible for any recommendations the investment professional makes, for any market timing or asset allocation programs the investment professional chooses to follow, or for any specific transfers the investment professional makes on your behalf.

  If your investment professional also represents other owners of policies like yours, we may require your investment professional to enter into a special administrative agreement with us as a condition of our accepting transfer requests on your behalf. The agreement may impose limitations on the investment professional's ability to request such transfers. Such limitations would be intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients. The agreement may prohibit or limit transfers involving particular investment options, require advance notice of transfers above a certain dollar amount, or impose other trading restrictions. We may also require that the investment professional transmit all requests in a specific manner (e.g., by using the electronic functionality available on a specified Internet website). We will reserve the right to modify, suspend or terminate any such agreement at any time upon notice to the investment professional. If we terminate an agreement with your investment professional, we will notify you of that fact. We may require that your investment professional provide a proper identification (such as a Personal Identification Number) before we allow the investment professional to perform transfers on your behalf.

      ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -1.80%, 4.09% and 9.98%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits and no Additional Sum Insured have been elected, (ii) no loans or withdrawals are made, (iii) no increases or decreases in coverage are requested and (iv) no change in the death benefit option is requested.

  With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.74%, and (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 1.07%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other operating expenses of the Series Funds reflects waivers and/or reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those waiver/reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 927 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            973      100,000   100,000    100,000      184        213        243        0          0           0
   2          1,995      100,000   100,000    100,000      592        670        752        0          0           0
   3          3,068      100,000   100,000    100,000      980      1,131      1,296       53        204         369
   4          4,195      100,000   100,000    100,000    1,347      1,597      1,880      467        716         999
   5          5,378      100,000   100,000    100,000    1,835      2,212      2,654      954      1,331       1,774
   6          6,621      100,000   100,000    100,000    2,447      2,989      3,646    1,566      2,108       2,765
   7          7,925      100,000   100,000    100,000    3,034      3,781      4,718    2,199      2,947       3,884
   8          9,295      100,000   100,000    100,000    3,593      4,587      5,876    2,944      3,938       5,227
   9         10,733      100,000   100,000    100,000    4,127      5,408      7,127    3,756      5,037       6,756
  10         12,243      100,000   100,000    100,000    4,632      6,241      8,479    4,632      6,241       8,479
  11         13,828      100,000   100,000    100,000    5,137      7,116      9,970    5,137      7,116       9,970
  12         15,493      100,000   100,000    100,000    5,611      8,002     11,582    5,611      8,002      11,582
  13         17,241      100,000   100,000    100,000    6,055      8,900     13,325    6,055      8,900      13,325
  14         19,076      100,000   100,000    100,000    6,466      9,807     15,208    6,466      9,807      15,208
  15         21,003      100,000   100,000    100,000    6,845     10,723     17,245    6,845     10,723      17,245
  16         23,027      100,000   100,000    100,000    7,187     11,644     19,448    7,187     11,644      19,448
  17         25,152      100,000   100,000    100,000    7,493     12,569     21,831    7,493     12,569      21,831
  18         27,383      100,000   100,000    100,000    7,760     13,496     24,410    7,760     13,496      24,410
  19         29,725      100,000   100,000    100,000    7,985     14,422     27,212    7,985     14,422      27,212
  20         32,185      100,000   100,000    100,000    8,165     15,345     30,271    8,165     15,345      30,271
  25         46,455      100,000   100,000    100,000    8,162     19,632     50,331    8,162     19,632      50,331
  30         64,668      100,000   100,000    101,251    7,054     23,753     82,992    7,054     23,753      82,992
  35         87,913      100,000   100,000    157,432    4,032     27,022    135,717    4,032     27,022     135,717
  40        117,580           **   100,000    234,840       **     28,049    219,476       **     28,049     219,476
  45        155,444           **   100,000    371,209              24,723    353,533       **     24,723     353,533



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 927 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            973      100,000   100,000    100,000      160        189        218        0          0           0
   2          1,995      100,000   100,000    100,000      546        620        699        0          0           0
   3          3,068      100,000   100,000    100,000      911      1,056      1,213        0        129         286
   4          4,195      100,000   100,000    100,000    1,256      1,494      1,764      375        613         883
   5          5,378      100,000   100,000    100,000    1,722      2,081      2,502      841      1,200       1,622
   6          6,621      100,000   100,000    100,000    2,170      2,682      3,304    1,290      1,801       2,424
   7          7,925      100,000   100,000    100,000    2,591      3,286      4,163    1,757      2,452       3,329
   8          9,295      100,000   100,000    100,000    2,985      3,895      5,085    2,336      3,246       4,436
   9         10,733      100,000   100,000    100,000    3,350      4,505      6,073    2,979      4,134       5,702
  10         12,243      100,000   100,000    100,000    3,686      5,116      7,133    3,686      5,116       7,133
  11         13,828      100,000   100,000    100,000    3,991      5,724      8,268    3,991      5,724       8,268
  12         15,493      100,000   100,000    100,000    4,264      6,329      9,486    4,264      6,329       9,486
  13         17,241      100,000   100,000    100,000    4,504      6,929     10,793    4,504      6,929      10,793
  14         19,076      100,000   100,000    100,000    4,710      7,522     12,195    4,710      7,522      12,195
  15         21,003      100,000   100,000    100,000    4,877      8,103     13,699    4,877      8,103      13,699
  16         23,027      100,000   100,000    100,000    5,007      8,671     15,313    5,007      8,671      15,313
  17         25,152      100,000   100,000    100,000    5,093      9,221     17,045    5,093      9,221      17,045
  18         27,383      100,000   100,000    100,000    5,129      9,744     18,901    5,129      9,744      18,901
  19         29,725      100,000   100,000    100,000    5,111     10,235     20,890    5,111     10,235      20,890
  20         32,185      100,000   100,000    100,000    5,032     10,685     23,020    5,032     10,685      23,020
  25         46,455      100,000   100,000    100,000    3,508     12,043     36,356    3,508     12,043      36,356
  30         64,668           **   100,000    100,000       **     10,743     56,319       **     10,743      56,319
  35         87,913           **   100,000    102,519       **      3,605     88,378       **      3,605      88,378
  40        117,580           **        **    150,212       **         **    140,385       **         **     140,385
  45        155,444           **        **    232,645       **         **    221,567       **         **     221,567




---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 927 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            973      100,000   100,000    100,000       588       646        704         0         0           0
   2          1,995      100,000   100,000    101,715     1,389     1,548      1,715         0         0         165
   3          3,068      102,158   102,469    102,806     2,158     2,469      2,806       608       919       1,256
   4          4,195      102,896   103,407    103,984     2,896     3,407      3,984     1,424     1,935       2,512
   5          5,378      103,900   104,670    105,572     3,900     4,670      5,572     2,427     3,198       4,100
   6          6,621      105,024   106,125    107,462     5,024     6,125      7,462     3,551     4,653       5,989
   7          7,925      106,108   107,617    109,511     6,108     7,617      9,511     4,713     6,222       8,116
   8          9,295      107,151   109,144    111,733     7,151     9,144     11,733     6,066     8,059      10,648
   9         10,733      108,154   110,707    114,144     8,154    10,707     14,144     7,534    10,087      13,524
  10         12,243      109,116   112,306    116,758     9,116    12,306     16,758     9,116    12,306      16,758
  11         13,828      110,081   113,987    119,643    10,081    13,987     19,643    10,081    13,987      19,643
  12         15,493      111,003   115,704    122,770    11,003    15,704     22,770    11,003    15,704      22,770
  13         17,241      111,881   117,456    126,162    11,881    17,456     26,162    11,881    17,456      26,162
  14         19,076      112,713   119,240    129,861    12,713    19,240     29,861    12,713    19,240      29,861
  15         21,003      113,498   121,057    133,896    13,498    21,057     33,896    13,498    21,057      33,896
  16         23,027      114,234   122,903    138,308    14,234    22,903     38,308    14,234    22,903      38,308
  17         25,152      114,919   124,777    143,126    14,919    24,777     43,126    14,919    24,777      43,126
  18         27,383      115,552   126,687    148,384    15,552    26,687     48,384    15,552    26,687      48,384
  19         29,725      116,129   128,633    154,123    16,129    28,633     54,123    16,129    28,633      54,123
  20         32,185      116,649   130,615    160,386    16,649    30,615     60,386    16,649    30,615      60,386
  25         46,455      118,132   140,728    201,157    18,132    40,728    101,157    18,132    40,728     101,157
  30         64,668      118,247   151,678    265,028    18,247    51,678    165,028    18,247    51,678     165,028
  35         87,913      116,259   162,577    364,734    16,259    62,577    264,734    16,259    62,577     264,734
  40        117,580      110,789   171,520    519,807    10,789    71,520    419,807    10,789    71,520     419,807
  45        155,444      100,752   176,290    761,684       752    76,290    661,684       752    76,290     661,684



---------
 * The Planned Premium shown is less than the Target Premium of $1,550. The illustrations assume that Planned Premiums are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 927 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            973      100,000   100,000    100,000       564       621        679         0         0           0
   2          1,995      100,000   100,000    101,662     1,342     1,498      1,662         0         0         112
   3          3,068      102,089   102,393    102,723     2,089     2,393      2,723       539       843       1,173
   4          4,195      102,805   103,305    103,869     2,805     3,305      3,869     1,333     1,832       2,396
   5          5,378      103,787   104,540    105,421     3,787     4,540      5,421     2,315     3,067       3,949
   6          6,621      104,744   105,815    107,116     4,744     5,815      7,116     3,272     4,343       5,643
   7          7,925      105,658   107,114    108,946     5,658     7,114      8,946     4,263     5,719       7,551
   8          9,295      106,531   108,437    110,923     6,531     8,437     10,923     5,446     7,352       9,838
   9         10,733      107,361   109,783    113,059     7,361     9,783     13,059     6,741     9,163      12,439
  10         12,243      108,149   111,150    115,367     8,149    11,150     15,367     8,149    11,150      15,367
  11         13,828      108,891   112,536    117,859     8,891    12,536     17,859     8,891    12,536      17,859
  12         15,493      109,589   113,940    120,549     9,589    13,940     20,549     9,589    13,940      20,549
  13         17,241      110,239   115,361    123,455    10,239    15,361     23,455    10,239    15,361      23,455
  14         19,076      110,843   116,797    126,595    10,843    16,797     26,595    10,843    16,797      26,595
  15         21,003      111,395   118,243    129,996    11,395    18,243     29,996    11,395    18,243      29,996
  16         23,027      111,896   119,698    133,684    11,896    19,698     33,684    11,896    19,698      33,684
  17         25,152      112,343   121,157    137,678    12,343    21,157     37,678    12,343    21,157      37,678
  18         27,383      112,726   122,610    141,999    12,726    22,610     41,999    12,726    22,610      41,999
  19         29,725      113,043   124,053    146,673    13,043    24,053     46,673    13,043    24,053      46,673
  20         32,185      113,287   125,478    151,724    13,287    25,478     51,724    13,287    25,478      51,724
  25         46,455      113,226   132,094    183,716    13,226    32,094     83,716    13,226    32,094      83,716
  30         64,668      110,292   136,693    230,376    10,292    36,693    130,376    10,292    36,693     130,376
  35         87,913      102,729   136,423    297,356     2,729    36,423    197,356     2,729    36,423     197,356
  40        117,580           **   126,432    391,960        **    26,432    291,960        **    26,432     291,960
  45        155,444           **        **    522,289        **        **    422,289        **        **     422,289



---------
 * The Planned Premium shown is less than the Target Premium of $1,550. The illustrations assume that Planned Premiums are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  927 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            973      100,000   100,000    100,000      184        213        243        0          0           0
   2          1,995      100,000   100,000    100,000      592        670        752        0          0           0
   3          3,068      100,000   100,000    100,000      980      1,131      1,296       53        204         369
   4          4,195      100,000   100,000    100,000    1,347      1,597      1,880      467        716         999
   5          5,378      100,000   100,000    100,000    1,835      2,212      2,654      954      1,331       1,774
   6          6,621      100,000   100,000    100,000    2,447      2,989      3,646    1,566      2,108       2,765
   7          7,925      100,000   100,000    100,000    3,034      3,781      4,718    2,199      2,947       3,884
   8          9,295      100,000   100,000    100,000    3,593      4,587      5,876    2,944      3,938       5,227
   9         10,733      100,000   100,000    100,000    4,127      5,408      7,127    3,756      5,037       6,756
  10         12,243      100,000   100,000    100,000    4,632      6,241      8,479    4,632      6,241       8,479
  11         13,828      100,000   100,000    100,000    5,137      7,116      9,970    5,137      7,116       9,970
  12         15,493      100,000   100,000    100,000    5,611      8,002     11,582    5,611      8,002      11,582
  13         17,241      100,000   100,000    100,000    6,055      8,900     13,325    6,055      8,900      13,325
  14         19,076      100,000   100,000    100,000    6,466      9,807     15,208    6,466      9,807      15,208
  15         21,003      100,000   100,000    100,000    6,845     10,723     17,245    6,845     10,723      17,245
  16         23,027      100,000   100,000    100,000    7,187     11,644     19,448    7,187     11,644      19,448
  17         25,152      100,000   100,000    100,000    7,493     12,569     21,831    7,493     12,569      21,831
  18         27,383      100,000   100,000    100,000    7,760     13,496     24,410    7,760     13,496      24,410
  19         29,725      100,000   100,000    100,000    7,985     14,422     27,212    7,985     14,422      27,212
  20         32,185      100,000   100,000    100,000    8,165     15,345     30,271    8,165     15,345      30,271
  25         46,455      100,000   100,000    100,577    8,162     19,632     50,331    8,162     19,632      50,331
  30         64,668      100,000   100,000    142,986    7,054     23,753     81,908    7,054     23,753      81,908
  35         87,913      100,000   100,000    201,562    4,032     27,022    130,233    4,032     27,022     130,233
  40        117,580           **   100,000    283,593       **     28,049    203,395       **     28,049     203,395
  45        155,444           **   100,000    402,416       **     24,723    314,019       **     24,723     314,019



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  927 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            973      100,000   100,000    100,000      160        189        218        0          0           0
   2          1,995      100,000   100,000    100,000      546        620        699        0          0           0
   3          3,068      100,000   100,000    100,000      911      1,056      1,213        0        129         286
   4          4,195      100,000   100,000    100,000    1,256      1,494      1,764      375        613         883
   5          5,378      100,000   100,000    100,000    1,722      2,081      2,502      841      1,200       1,622
   6          6,621      100,000   100,000    100,000    2,170      2,682      3,304    1,290      1,801       2,424
   7          7,925      100,000   100,000    100,000    2,591      3,286      4,163    1,757      2,452       3,329
   8          9,295      100,000   100,000    100,000    2,985      3,895      5,085    2,336      3,246       4,436
   9         10,733      100,000   100,000    100,000    3,350      4,505      6,073    2,979      4,134       5,702
  10         12,243      100,000   100,000    100,000    3,686      5,116      7,133    3,686      5,116       7,133
  11         13,828      100,000   100,000    100,000    3,991      5,724      8,268    3,991      5,724       8,268
  12         15,493      100,000   100,000    100,000    4,264      6,329      9,486    4,264      6,329       9,486
  13         17,241      100,000   100,000    100,000    4,504      6,929     10,793    4,504      6,929      10,793
  14         19,076      100,000   100,000    100,000    4,710      7,522     12,195    4,710      7,522      12,195
  15         21,003      100,000   100,000    100,000    4,877      8,103     13,699    4,877      8,103      13,699
  16         23,027      100,000   100,000    100,000    5,007      8,671     15,313    5,007      8,671      15,313
  17         25,152      100,000   100,000    100,000    5,093      9,221     17,045    5,093      9,221      17,045
  18         27,383      100,000   100,000    100,000    5,129      9,744     18,901    5,129      9,744      18,901
  19         29,725      100,000   100,000    100,000    5,111     10,235     20,890    5,111     10,235      20,890
  20         32,185      100,000   100,000    100,000    5,032     10,685     23,020    5,032     10,685      23,020
  25         46,455      100,000   100,000    100,000    3,508     12,043     36,356    3,508     12,043      36,356
  30         64,668           **   100,000    100,000       **     10,743     56,319       **     10,743      56,319
  35         87,913           **   100,000    132,992       **      3,605     85,929       **      3,605      85,929
  40        117,580           **        **    176,824       **         **    126,819       **         **     126,819
  45        155,444           **        **    232,662       **         **    181,555       **         **     181,555



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 27.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of us ..........................................        36

How we support the policy and investment options ...........        36

Procedures for issuance of a policy ........................        37

Basic Sum Insured vs. Additional Sum Insured ...............        38

Commencement of investment performance .....................        38

How we process certain policy transactions .................        39

Effects of policy loans ....................................        41

Additional information about how certain policy charges ....        41

How we market the policies .................................        42

Tax considerations .........................................        43

Reports that you will receive ..............................        46

Voting privileges that you will have .......................        46

Changes that we can make as to your policy .................        46

Adjustments we make to death benefits ......................        47

When we pay policy proceeds ................................        47

Other details about exercising rights and paying benefits ..        48

Legal matters ..............................................        48

Registration statement filed with the SEC ..................        48

Accounting and actuarial experts ...........................        48

Financial statements of JHVLICO and the Account ............        48

List of our Directors and Executive Officers of JHVLICO ....        49

DESCRIPTION OF US

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2001, John Hancock's assets were approximately $81 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the

New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 38).

  The policy will take effect only if all of the following conditions are satisfied:

.. The policy is delivered to and received by the applicant.

.. The Minimum Initial Premium is received by us.

.. The insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the

"date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  For the same amount of premiums paid, the amount of the issue charge deducted from account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 43).

COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the VST Money Market subaccount of the Account which, in turn, will invest in the Money Market Fund of the John Hancock

Variable Series Trust I. This is the only way in which the VST Money Market subaccount is used in the policy, It is NOT an investment option you can select.

  On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the VST Money Market subaccount attributable to such payment will be reallocated automatically among the investment options you have chosen. If you have not chosen the investment option(s) to which the money will be reallocated, the money will be reallocated automatically to the ProFund VP Money Market investment option.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

  In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the ProFund VP Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

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

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the ProFund VP Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

  This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

  Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

  The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax (see "How do you communicate with us?" beginning on page 24). If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

  If the website referred to on page 26 is completed and made available to you, such availability will be subject to its own special risks and its own set of conditions and restrictions which you will have to agree to in order to gain access.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases

 . Reinstatements of lapsed policies

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 43).

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 42.) Similarly, administrative expenses not fully covered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

  You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 5 policy years and more in later years could reduce your total sales charges. For example, if the Target premium was $2,000 and you paid $1,500 in each of the first 10 policy years, you would pay total sales charges of $525 and be subject to a maximum CDSC of $1,500. If you paid $1,000 in each of the first 5 policy years and $2,000 in each of policy years 6 through 10, you would pay total sales charges of only $500 and be subject to a maximum CDSC of only $1,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Monthly charges

  Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

  Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

  You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and us. We pay compensation to these broker-dealers for promoting, marketing and selling our products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. It is anticipated that the most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) will be as follows:
.. 110.25% of first year premiums paid up to the Target Premium plus 3% of any excess first year premium payments,
.. 3% of all premium payments paid in policy years 2 through 10, .. 0.35% of account value less policy loans in policy years 2 through 11,
  and
.. 0.20% of account value less policy loans in policy year 12 and thereafter.

  For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions.

  Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. From time to time, Signator, at its expense, may provide significant additional amounts to financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms.

   We offer these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

  We reimburse Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, if you have elected the Long-Term Care Acceleration Rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Sections 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

 Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, as described beginning on page 20, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Series Funds, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT WE CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock, or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of JHVLICO at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the Account at December 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements and schedules in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
Michael F. Bell ............   Chairman of the Board of JHVLICO; Senior
                               Executive Vice President - Retail, John Hancock
                               Life Insurance Company; Founder and Director,
                               Monitor Company (management consulting)
Michele G. Van Leer ........   Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company
Ronald J. Bocage ...........   Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company
Todd G. Engelsen ...........   Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Barbara L. Luddy ...........   Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company
Dec Mullarkey ..............   Director and Vice President of JHVLICO; Second
                               Vice President, John Hancock Life Insurance
                               Company; Chief Operating Officer, Lease Forum,
                               Inc (equipment leasing); Chairman and CEO,
                               O'Grady-Peyton International (employee
                               recruitment)
Daniel L. Ouellette ........   Director and Vice President of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Robert R. Reitano ..........   Director, Vice President and Chief Investment
                               officer of JHVLICO; Senior Vice President and
                               Chief Investment Strategist, John Hancock Life
                               Insurance Company
Paul Strong ................   Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Roger G. Nastou ............   Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Julie H. Indge .............   Treasurer of JHVLICO; Assistant Treasurer, John
                               Hancock Life Insurance Company
Earl W. Baucom .............   Controller of JHVLICO; Senior Vice President and
                               Controller, John Hancock Life Insurance Company.
Peter Scavongelli ..........   Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                           PERIOD ENDED JUNE 30, 2002

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS


                                                     JUNE 30,
                                                       2002       DECEMBER 31,
                                                    (UNAUDITED)       2001
                                                    -----------  --------------
                                                          (IN MILLIONS)
ASSETS
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: June 30--$82.2; December 31--$82.1)   $    82.9     $    83.7
 Available-for-sale--at fair value
  (cost: June 30--$2,662.4; December 31--$2,391.9)     2,705.3       2,412.5
Equity securities:
 Available-for-sale--at fair value
  (cost: June 30--$14.9; December 31--$12.1). . .         15.5          13.1
Mortgage loans on real estate . . . . . . . . . .        621.3         580.9
Real estate . . . . . . . . . . . . . . . . . . .         20.4          20.6
Policy loans. . . . . . . . . . . . . . . . . . .        362.6         352.0
Short-term investments. . . . . . . . . . . . . .          0.1            --
Other invested assets . . . . . . . . . . . . . .         46.1          39.6
                                                     ---------     ---------
  Total Investments . . . . . . . . . . . . . . .      3,854.2       3,502.4
Cash and cash equivalents . . . . . . . . . . . .         44.0         115.4
Accrued investment income . . . . . . . . . . . .         69.2          60.8
Premiums and accounts receivable. . . . . . . . .          3.3          12.5
Deferred policy acquisition costs . . . . . . . .      1,130.9       1,060.8
Reinsurance recoverable . . . . . . . . . . . . .        131.8         110.4
Other assets. . . . . . . . . . . . . . . . . . .        119.9         121.8
Separate account assets . . . . . . . . . . . . .      6,249.3       6,729.1
                                                     ---------     ---------
  Total Assets. . . . . . . . . . . . . . . . . .    $11,602.6     $11,713.2
                                                     =========     =========



The accompanying notes are an integral part of these unaudited consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                     JUNE 30,
                                                       2002       DECEMBER 31,
                                                    (UNAUDITED)       2001
                                                    -----------  --------------
                                                          (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits. . . . . . . . . . . . . .    $ 3,646.2     $ 3,335.4
Policyholders' funds. . . . . . . . . . . . . . .          3.6           3.0
Unearned revenue. . . . . . . . . . . . . . . . .        237.1         221.0
Unpaid claims and claim expense reserves. . . . .         26.8          25.0
Dividends payable to policyholders. . . . . . . .          0.3           0.3
Income taxes. . . . . . . . . . . . . . . . . . .        193.4         191.1
Other liabilities . . . . . . . . . . . . . . . .        218.2         242.7
Separate account liabilities. . . . . . . . . . .      6,249.3       6,729.1
                                                     ---------     ---------
  Total Liabilities . . . . . . . . . . . . . . .     10,574.9      10,747.6
Commitments and contingencies--Note 4
Shareholder's Equity
Common stock, $50 par value; 50,000 shares
 authorized and outstanding . . . . . . . . . . .          2.5           2.5
Additional paid in capital. . . . . . . . . . . .        572.4         572.4
Retained earnings . . . . . . . . . . . . . . . .        433.5         377.8
Accumulated other comprehensive income. . . . . .         19.3          12.9
                                                     ---------     ---------
  Total Shareholder's Equity. . . . . . . . . . .      1,027.7         965.6
                                                     ---------     ---------
  Total Liabilities and Shareholder's Equity. . .    $11,602.6     $11,713.2
                                                     =========     =========



The accompanying notes are an integral part of these unaudited consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

                                      THREE MONTHS ENDED   SIX MONTHS ENDED
                                           JUNE 30,            JUNE 30,
                                        2002       2001     2002       2001
                                      ---------  --------  --------  ----------
                                                   (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . .    $ 15.5     $ 16.3   $ 27.7     $ 31.7
Universal life and investment-type
 product charges  . . . . . . . . .      85.4       88.9    174.3      185.2
Net investment income . . . . . . .      65.0       53.9    127.2      110.5
Net realized investment and other
 gains (losses), net of related
 amortization of deferred policy
 acquisition costs $(1.3) and $0.9
 for the three months ended June 30,
 2002 and 2001 and $(4.6) and $1.1
 for the six months ended June 30,
 2002 and 2001, respectively. . . .      (3.0)        --    (15.4)       0.6
Other revenue . . . . . . . . . . .        --         --      1.3        0.1
                                       ------     ------   ------     ------
 Total revenues . . . . . . . . . .     162.9      159.1    315.1      328.1
BENEFITS AND EXPENSES
Benefits to policyholders . . . . .      97.4       66.6    181.4      128.3
Other operating costs and expenses.      10.9       20.1     26.8       43.6
Amortization of deferred policy
 acquisition costs, excluding
 amounts related to net realized
 investment gains (losses) $(1.3)
 and $0.9 for the three months ended
 June 30, 2002 and 2001 and $(4.6)
 and $1.1 for the six months ended
 June 30, 2002 and 2001,
 respectively . . . . . . . . . . .       7.9       11.8     15.8       37.5
Dividends to policyholders. . . . .       5.0        5.6      9.8       10.9
                                       ------     ------   ------     ------
 Total benefits and expenses. . . .     121.2      104.1    233.8      220.3
                                       ------     ------   ------     ------
Income before income taxes and
 cumulative effect of accounting
 change . . . . . . . . . . . . . .      41.7       55.0     81.3      107.8
Income taxes. . . . . . . . . . . .      12.6       18.8     25.6       39.8
                                       ------     ------   ------     ------
Income before cumulative effect of
 accounting change. . . . . . . . .      29.1       36.2     55.7       68.0
Cumulative effect of accounting
 change, net of tax--Note 1 . . . .        --         --       --       (1.6)
                                       ------     ------   ------     ------
Net income. . . . . . . . . . . . .    $ 29.1     $ 36.2   $ 55.7     $ 66.4
                                       ======     ======   ======     ======


The accompanying notes are an integral part of these unaudited consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

      UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME


                                                      ACCUMULATED
                               ADDITIONAL                OTHER          TOTAL       OUTSTANDING
                       COMMON   PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S     SHARES
                       STOCK    CAPITAL    EARNINGS     INCOME         EQUITY        (ACTUAL)
                       ------  ----------  --------  -------------  -------------  -------------
                                    (IN MILLIONS, EXCEPT OUTSTANDING SHARES DATA)
BALANCE AT APRIL 1,
 2001. . . . . . . .    $2.5     $572.4     $263.1       $ 9.4         $847.4         50,000
Comprehensive income:
 Net income. . . . .                          36.2                       36.2
Other comprehensive
 income, net of tax:
 Net unrealized gains                                      3.6            3.6
                                                                       ------
Comprehensive income                                                     39.8
                        ----     ------     ------       -----         ------         ------
BALANCE AT JUNE 30,
 2001. . . . . . . .    $2.5     $572.4     $299.3       $13.0         $887.2         50,000
                        ====     ======     ======       =====         ======         ======




                                                      ACCUMULATED
                               ADDITIONAL                OTHER          TOTAL       OUTSTANDING
                       COMMON   PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S     SHARES
                       STOCK    CAPITAL    EARNINGS     INCOME         EQUITY        (ACTUAL)
                       ------  ----------  --------  -------------  -------------  -------------
                                    (IN MILLIONS, EXCEPT OUTSTANDING SHARES DATA)
BALANCE AT APRIL 1,
 2002. . . . . . . .    $2.5     $572.4     $404.4       $ 5.6        $  984.9        50,000
Comprehensive income:
 Net income. . . . .                          29.1                        29.1
Other comprehensive
 income, net of tax:
 Net unrealized gains                                     13.7            13.7
                                                                      --------
Comprehensive income                                                      42.8
                        ----     ------     ------       -----        --------        ------
BALANCE AT JUNE 30,
 2002. . . . . . . .    $2.5     $572.4     $433.5       $19.3        $1,027.7        50,000
                        ====     ======     ======       =====        ========        ======



The accompanying notes are an integral part of these unaudited consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

      UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME


                                                       ACCUMULATED
                                ADDITIONAL                OTHER          TOTAL       OUTSTANDING
                        COMMON   PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S     SHARES
                        STOCK    CAPITAL    EARNINGS     INCOME         EQUITY        (ACTUAL)
                        ------  ----------  --------  -------------  -------------  -------------
                                     (IN MILLIONS, EXCEPT OUTSTANDING SHARES DATA)
BALANCE AT JANUARY 1,
 2001 . . . . . . . .    $2.5     $572.4     $232.9      $(2.2)         $805.6         50,000
Comprehensive income:
 Net income . . . . .                          66.4                       66.4
Other comprehensive
 income, net of tax:
 Net unrealized gains                                      8.0             8.0
                                                                        ------
Comprehensive income.                                                     74.4
Change in accounting
 principle, net of
 tax--Note 1. . . . .                                      7.2             7.2
                         ----     ------     ------      -----          ------         ------
BALANCE AT JUNE 30,
 2001 . . . . . . . .    $2.5     $572.4     $299.3      $13.0          $887.2         50,000
                         ====     ======     ======      =====          ======         ======




                                                       ACCUMULATED
                                ADDITIONAL                OTHER          TOTAL       OUTSTANDING
                        COMMON   PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S     SHARES
                        STOCK    CAPITAL    EARNINGS     INCOME         EQUITY        (ACTUAL)
                        ------  ----------  --------  -------------  -------------  -------------
                                     (IN MILLIONS, EXCEPT OUTSTANDING SHARES DATA)
BALANCE AT JANUARY 1,
 2002 . . . . . . . .    $2.5     $572.4     $377.8       $12.9        $  965.6        50,000
Comprehensive income:
 Net income . . . . .                          55.7                        55.7
Other comprehensive
 income, net of tax:
 Net unrealized gains                                       6.4             6.4
                                                                       --------
Comprehensive income.                                                      62.1
                         ----     ------     ------       -----        --------        ------
BALANCE AT JUNE 30,
 2002 . . . . . . . .    $2.5     $572.4     $433.5       $19.3        $1,027.7        50,000
                         ====     ======     ======       =====        ========        ======



The accompanying notes are an integral part of these unaudited consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                           SIX MONTHS ENDED
                                                               JUNE 30,
                                                            2002       2001
                                                           --------  ----------
                                                             (IN MILLIONS)
Cash flows from operating activities:
 Net income. . . . . . . . . . . . . . . . . . . . . . .   $  55.7    $  66.4
 Adjustments to reconcile net income to net cash provided
  by operating activities:
  Amortization of discount--fixed maturities . . . . . .      (0.2)      (0.2)
  Net realized investment and other losses (gains) . . .      15.4       (0.6)
  Change in deferred policy acquisition costs. . . . . .     (71.8)     (30.4)
  Depreciation and amortization. . . . . . . . . . . . .       0.6        0.3
  Increase in accrued investment income. . . . . . . . .      (8.4)     (12.0)
  Increase in premiums and accounts receivable . . . . .       9.2        4.6
  Increase in other assets and other liabilities, net. .     (56.8)    (152.4)
  (Decrease) increase in policy liabilities and accruals,
   net . . . . . . . . . . . . . . . . . . . . . . . . .     (31.8)     203.2
  (Decrease) increase in income taxes. . . . . . . . . .      (1.2)      61.5
                                                           -------    -------
   Net cash (used in) provided by operating activities .     (89.3)     140.4
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale. . . . . . . . . .     252.2       41.7
  Equity securities available-for-sale . . . . . . . . .       4.8        4.4
  Real estate. . . . . . . . . . . . . . . . . . . . . .       0.3         --
  Short-term investments and other invested assets . . .        --        2.0
 Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity. . . . . . . . . . .       2.0        2.0
  Fixed maturities available-for-sale. . . . . . . . . .      82.4       88.6
  Short-term investments and other invested assets . . .       1.5       33.2
  Mortgage loans on real estate. . . . . . . . . . . . .      50.1       35.6
 Purchases of:
  Fixed maturities held-to-maturity. . . . . . . . . . .      (1.1)      (1.2)
  Fixed maturities available-for-sale. . . . . . . . . .    (626.1)    (460.7)
  Equity securities available-for-sale . . . . . . . . .      (6.9)      (1.2)
  Real estate. . . . . . . . . . . . . . . . . . . . . .      (0.1)      (0.3)
  Short-term investments and other invested assets . . .     (10.1)     (22.6)
Mortgage loans on real estate issued . . . . . . . . . .     (78.1)     (27.8)
Other, net . . . . . . . . . . . . . . . . . . . . . . .     (15.2)     (15.6)
                                                           -------    -------
   Net cash used in investing activities . . . . . . . .    (344.3)    (321.9)
Cash flows from financing activities:
 Universal life and investment-type contract deposits. .     570.7      454.5
 Universal life and investment-type contract maturities
  and withdrawals. . . . . . . . . . . . . . . . . . . .    (208.5)    (500.7)
                                                           -------    -------
   Net cash provided by (used in) financing activities .     362.2      (46.2)
                                                           -------    -------
   Net decrease in cash and cash equivalents . . . . . .     (71.4)    (227.7)
Cash and cash equivalents at beginning of period . . . .     115.4      277.3
                                                           -------    -------
Cash and cash equivalents at end of period . . . . . . .   $  44.0    $  49.6
                                                           =======    =======



The accompanying notes are an integral part of these unaudited consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

 Basis of Presentation

  The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, these unaudited consolidated financial statements contain all adjustments, consisting of only normal and recurring adjustments, necessary for a fair presentation of the financial position and results of operations. Operating results for the three and six month periods ended June 30, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002. These unaudited consolidated financial statements should be read in conjunction with the Company's annual audited financial statements as of December 31, 2001 included in the Company's Form 10-K for the year ended December 31, 2001 filed with the United States Securities and Exchange Commission (hereafter referred to as the Company's 2001 Form 10-K). All of the Company's United States Securities and Exchange Commission filings are available on the internet at www.sec.gov, under the name Hancock John Variable Life.

  The balance sheet at December 31, 2001 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Deferred Policy Acquisition Costs

  Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its deferred policy acquisition costs quarterly with a model that uses data such as market performance, lapse rates, mortality experience and expense levels. As of June 30, 2002 the Company's deferred policy acquisition costs are deemed recoverable. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life and long-term care insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Present values of expected gross profits or expected gross margins are discounted at the latest revised interest rate which is applied to the remaining benefit period. At June 30, 2002, the average discount rate is 6.2% for universal life products, and the total amortization period life is 30 years for universal life products. Amortization of deferred policy acquisition costs was $7.9 million and $11.8 million for the three month periods ended June 30, 2002 and 2001, respectively, and $15.8 million and $37.5 million for the six month periods ended June 30, 2002 and 2001, respectively.

  Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition costs asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

  Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Cumulative Effect of Accounting Changes

  On January 1, 2001, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," (SFAS No. 133), as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement 133". The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS No. 133, as amended, an increase in comprehensive income of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase in comprehensive income of $6.4 million (net of tax of $3.4 million).

 Recent Accounting Pronouncements

  On January 1, 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. The Company has no goodwill, or other purchased indefinite lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on its earnings or financial position.

NOTE 2. TRANSACTIONS WITH PARENT

  John Hancock provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the Parent Company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The Parent Company service fee is included in other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $39.1 million and $41.5 million for the three month period ended June 30, 2002 and 2001, respectively, $84.4 million and $80.1 million for the six month period ended June 30, 2002 and 2001, respectively. As of June 30, 2002, the Company owed John Hancock $12.8 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

NOTE 3. SEGMENT INFORMATION

  The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

  PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

  ASSET GATHERING SEGMENT. Offers individual annuities, consisting of fixed deferred annuities and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners and banks.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

  Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains or losses and other unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains and losses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

  Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving a dispute regarding disclosure of costs on various modes of life insurance policy premium payment; (iii) restructuring costs related to our distribution systems and retail operations; and (iv) cumulative effect of an accounting change.

  The following table summarizes selected financial information by segment for the dates and periods indicated, and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:


                                                                        ASSET
AS OF OR FOR THE THREE MONTHS ENDED JUNE 30, 2002:        PROTECTION  GATHERING   CONSOLIDATED
                                                          ----------  ---------  --------------
REVENUES:                                                            (IN MILLIONS)
 Revenues from external customers . . . . . . . . . . .   $    92.8   $    8.1     $   100.9
 Net investment income. . . . . . . . . . . . . . . . .        64.7        0.3          65.0
                                                          ---------   --------     ---------
 Segment revenues . . . . . . . . . . . . . . . . . . .       157.5        8.4         165.9
 Net realized investment and other gains (losses) . . .        (3.0)        --          (3.0)
                                                          ---------   --------     ---------
 Revenues . . . . . . . . . . . . . . . . . . . . . . .   $   154.5   $    8.4     $   162.9
                                                          =========   ========     =========
NET INCOME:
 Segment after-tax operating income . . . . . . . . . .   $    35.0   $    0.4     $    35.4
 Net realized investment and other gains (losses) . . .        (1.8)        --          (1.8)
 Class action lawsuit . . . . . . . . . . . . . . . . .        (4.5)        --          (4.5)
                                                          ---------   --------     ---------
 Net income . . . . . . . . . . . . . . . . . . . . . .   $    28.7   $    0.4     $    29.1
                                                          =========   ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted for by the
  equity method . . . . . . . . . . . . . . . . . . . .   $     1.1   $     --     $     1.1
 Amortization of deferred policy acquisition costs. . .         3.3        4.6           7.9
Segment assets. . . . . . . . . . . . . . . . . . . . .   $10,043.8   $1,558.8     $11,602.6

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                  ASSET
AS OF OR FOR THE THREE MONTHS ENDED JUNE 30, 2001:  PROTECTION  GATHERING   CONSOLIDATED
                                                    ----------  ---------  --------------
REVENUES:                                                      (IN MILLIONS)
 Revenues from external customers . . . . . . . .   $   93.4    $   11.8     $   105.2
 Net investment income. . . . . . . . . . . . . .       54.7        (0.8)         53.9
                                                    --------    --------     ---------
 Segment revenues . . . . . . . . . . . . . . . .      148.1        11.0         159.1
 Net realized investment and other gains (losses)         --          --            --
                                                    --------    --------     ---------
 Revenues . . . . . . . . . . . . . . . . . . . .   $  148.1    $   11.0     $   159.1
                                                    ========    ========     =========
NET INCOME:
 Segment after-tax operating income . . . . . . .   $   32.7    $    3.7     $    36.4
 Net realized investment and other gains (losses)       (0.2)         --          (0.2)
                                                    --------    --------     ---------
 Net income . . . . . . . . . . . . . . . . . . .   $   32.5    $    3.7     $    36.2
                                                    ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted. . .
 for by the equity method . . . . . . . . . . . .   $   (1.8)   $     --     $    (1.8)
 Amortization of deferred policy acquisition costs       9.4         2.4          11.8
Segment assets. . . . . . . . . . . . . . . . . .   $9,409.3    $2,150.2     $11,559.5




                                                                        ASSET
AS OF OR FOR THE THREE MONTHS ENDED JUNE 30, 2001:        PROTECTION  GATHERING   CONSOLIDATED
                                                          ----------  ---------  --------------
REVENUES:                                                            (IN MILLIONS)
 Revenues from external customers . . . . . . . . . . .   $   186.0   $   17.3     $   203.3
 Net investment income. . . . . . . . . . . . . . . . .       127.0        0.2         127.2
                                                          ---------   --------     ---------
 Segment revenues . . . . . . . . . . . . . . . . . . .       313.0       17.5         330.5
 Net realized investment and other gains (losses) . . .       (15.4)        --         (15.4)
                                                          ---------   --------     ---------
 Revenues . . . . . . . . . . . . . . . . . . . . . . .   $   297.6   $   17.5     $   315.1
                                                          =========   ========     =========
NET INCOME:
 Segment after-tax operating income . . . . . . . . . .   $    68.0   $    1.7     $    69.7
 Net realized investment and other gains (losses) . . .        (9.8)        --          (9.8)
 Class action lawsuit . . . . . . . . . . . . . . . . .        (4.5)        --          (4.5)
 Restructuring charges. . . . . . . . . . . . . . . . .         0.3         --           0.3
                                                          ---------   --------     ---------
 Net income . . . . . . . . . . . . . . . . . . . . . .   $    54.0   $    1.7     $    55.7
                                                          =========   ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted for by the
  equity method . . . . . . . . . . . . . . . . . . . .   $     2.1   $     --     $     2.1
 Amortization of deferred policy acquisition costs. . .         8.1        7.7          15.8
Segment assets                                            $10,043.8   $1,558.8     $11,602.6

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                        ASSET
AS OF OR FOR THE SIX MONTHS ENDED JUNE 30, 2001:          PROTECTION  GATHERING   CONSOLIDATED
                                                          ----------  ---------  --------------
REVENUES:                                                            (IN MILLIONS)
 Revenues from external customers . . . . . . . . . . .   $  193.1    $   23.9     $   217.0
 Net investment income. . . . . . . . . . . . . . . . .      111.9        (1.4)        110.5
                                                          --------    --------     ---------
 Segment revenues . . . . . . . . . . . . . . . . . . .      305.0        22.5         327.5
 Net realized investment and other gains. . . . . . . .        0.6          --           0.6
                                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . . . . . . . . . .   $  305.6    $   22.5     $   328.1
                                                          ========    ========     =========
NET INCOME:
 Segment after-tax operating income . . . . . . . . . .   $   64.4    $    3.4     $    67.8
 Net realized investment and other gains. . . . . . . .        0.2          --           0.2
 Cumulative effect of accounting changes, net of tax. .       (1.6)         --          (1.6)
                                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . . . . . . . . . .   $   63.0    $    3.4     $    66.4
                                                          ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted for by the
  equity method . . . . . . . . . . . . . . . . . . . .   $   (1.3)   $     --     $    (1.3)
 Amortization of deferred policy acquisition costs. . .       28.0         9.5          37.5
Segment assets. . . . . . . . . . . . . . . . . . . . .   $9,409.3    $2,150.2     $11,559.5



  The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

NOTE 4. CONTINGENCIES AND OTHER MATTERS

 Class Action

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $6.0 million and $14.1 million at June 30, 2002 and December 31, 2001, respectively. There were no costs related to the settlement incurred for the three months ended June 30, 2002 or 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's initial estimates. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution (ADR) relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted in the fourth quarter of 2001. The adjustment to the reserve in the fourth quarter of 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

 Other Matters

  On July 19, 2002, the Company announced it had entered into a class action lawsuit settlement agreement involving policyholders who paid premiums on a monthly, quarterly or semiannual basis, rather than annually. The class action lawsuit, known as the "Modal Premium" action, was filed in a New Mexico state court and is applicable to all United States policyholders in the class. As a result of the settlement, the Company has established a $6.9 million reserve as of June 30, 2002 to provide for relief to class members and for legal and administrative costs associated with the settlement. In entering into the settlement, the Company specifically denied any wrongdoing. Although some uncertainty remains as to the entire cost of claims, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of June 30, 2002. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

NOTE 5. VALUE OF BUSINESS ACQUIRED

  The Company recognizes one purchased intangible asset. The present value of estimated future profits of insurance policies inforce related to business acquired is recorded as the value of business acquired (VOBA), and is included in other assets in the consolidated balance sheets. VOBA is amortized in proportion to the present value of expected gross profits of the business acquired.

  The following tables set forth certain summarized financial information relating to VOBA as of the dates and periods indicated.


                                                 ACCUMULATED
                               GROSS CARRYING  AMORTIZATION AND   NET CARRYING
                                   AMOUNT       OTHER CHANGES        AMOUNT
                               --------------  ----------------  --------------
AMORTIZABLE INTANGIBLE                         (IN MILLIONS)
ASSETS:
June 30, 2002
 VOBA. . . . . . . . . . . .       $25.0           $(18.0)            $7.0
June 30, 2001
 VOBA. . . . . . . . . . . .       $25.0           $(16.5)            $8.5

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                      THREE MONTHS ENDED    SIX MONTHS ENDED
AMORTIZATION EXPENSE:                      JUNE 30,             JUNE 30,
                                        2002      2001       2002       2001
                                      --------  ---------  --------  ----------
                                                   (IN MILLIONS)
VOBA, net of tax of $-  and $0.2
 million for the three months ended
 June 30, 2002 and 2001,
 respectively, and $0.2 million and
 $0.3 million for the six months
 ended June 30, 2002 and 2001,
 respectively . . . . . . . . . . .     $0.1      $0.3       $0.2       $0.5




ESTIMATED FUTURE AMORTIZATION EXPENSE FOR THE YEARS  TAX EFFECT  NET EXPENSE
ENDED DECEMBER 31,                                   ----------  -----------
                                                          (IN MILLIONS)
2002. . . . . . . . . . . . . . .                       $0.3        $0.5
2003. . . . . . . . . . . . . . .                       $0.3        $0.5
2004. . . . . . . . . . . . . . .                       $0.3        $0.5
2005. . . . . . . . . . . . . . .                       $0.2        $0.5
2006. . . . . . . . . . . . . . .                       $0.2        $0.4
2007. . . . . . . . . . . . . . .                       $0.2        $0.4



  The changes in the carrying value of VOBA, presented for each business segment, for the period indicated are as follows:


                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                     (IN MILLIONS)
Balance at April 1, 2002. . . . . . . .     $ 8.5         --         $ 8.5
Amortization and other changes:
  Amortization. . . . . . . . . . . . .      (0.1)        --          (0.1)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (1.4)        --          (1.4)
                                            -----     --             -----
Balance at June 30, 2002. . . . . . . .     $ 7.0         --         $ 7.0
                                            =====     ==             =====




                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                     (IN MILLIONS)
Balance at January 1, 2002. . . . . . .     $ 7.3         --         $ 7.3
Amortization and other changes:
 Amortization . . . . . . . . . . . . .      (0.4)        --          (0.4)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .       0.1         --           0.1
                                            -----     ----------     -----
Balance at June 30, 2002. . . . . . . .     $ 7.0         --         $ 7.0
                                            =====     ==========     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6. SUBSEQUENT EVENTS

  On August 11, 2002, US Airways and certain of its subsidiaries filed petitions for reorganization under Chapter 11 of the Bankruptcy Code. The Company's fixed maturities securities include notes and collateralized structured financings backed by US Airways or its subsidiaries, and in some cases guaranteed by a guarantor rated a AA or better. As of June 30, 2002, these securities were recorded with a carrying value of $13.4 million, net unrealized losses of $0.5 million, and accrued investment income of $0.5 million. A further breakdown is shown below:

  . $10.2 million, with $0.3 million in accrued interest, are senior tranche
    Enhanced Equipment Trust Certificate (EETC) bonds guaranteed by MBIA, GE, or SNECMA, all of which are rated AA or better.

  . $1.1 million, with no accrued interest, are senior tranche EETC bonds without a guarantee. These bonds had an original loan-to-value of 40-50% and have a liquidity facility to pay interest for up to 18 months.

  . $2.1 million, with $0.2 million in accrued interest, are Equipment Trust
    Certificate (ETC) bonds that originally had a loan-to-value of 75-80%.

  With the bankruptcy filing, US Airways has the right to affirm or reject the leases on the aircraft that underlie these investments. For tranches other than the guaranteed EETCs, to the extent that (1) US Airways rejects the leases and
(2) the aircraft are worth less than our loan balance, we will suffer a loss. We do not yet know if US Airways intends to reject the leases underlying our bonds.

                          AUDITED FINANCIAL STATEMENTS

                                      FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

  We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedules. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

  As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 21, 2002

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS


                                                           DECEMBER 31
                                                         2001          2000
                                                    --------------  -----------
                                                          (IN MILLIONS)
ASSETS
Investments--Notes 3 and 4
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: 2001--$82.1; 2000--$686.8) . . . .   $         83.7   $   715.4
 Available-for-sale--at fair value
  (cost: 2001--$2,391.9; 2000--$1,018.8). . . . .          2,412.5     1,011.8
Equity securities:
 Available-for-sale--at fair value
  (cost: 2001--$12.1; 2000--$7.1) . . . . . . . .             13.1         8.1
Mortgage loans on real estate . . . . . . . . . .            580.9       554.8
Real estate . . . . . . . . . . . . . . . . . . .             20.6        23.9
Policy loans. . . . . . . . . . . . . . . . . . .            352.0       334.2
Short-term investments  . . . . . . . . . . . . .               --        21.7
Other invested assets . . . . . . . . . . . . . .             39.6        34.8
                                                    --------------   ---------
  Total Investments . . . . . . . . . . . . . . .          3,502.4     2,704.7


Cash and cash equivalent  . . . . . . . . . . . .            115.4       277.3
Accrued investment income . . . . . . . . . . . .             60.8        52.1
Premiums and accounts receivable. . . . . . . . .             12.5         7.0
Deferred policy acquisition costs . . . . . . . .          1,060.8       994.1
Reinsurance recoverable--Note 6 . . . . . . . . .            110.4        48.4
Other assets  . . . . . . . . . . . . . . . . . .            121.8        28.2
Separate accounts assets. . . . . . . . . . . . .          6,729.1     8,082.9
                                                    --------------   ---------
  Total Assets  . . . . . . . . . . . . . . . . .   $     11,713.2   $12,194.7
                                                    ==============   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                          DECEMBER 31
                                                        2001          2000
                                                   --------------  ------------
                                                         (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits . . . . . . . . . . . . .   $      3,335.4   $ 2,754.2
Policyholders' funds . . . . . . . . . . . . . .              3.0        14.2
Unearned revenue . . . . . . . . . . . . . . . .            221.0       212.0
Unpaid claims and claim expense reserves . . . .             25.0        11.1
Dividends payable to policyholders . . . . . . .              0.3         0.1
Income taxes--Note 5 . . . . . . . . . . . . . .            191.1        64.2
Other liabilities. . . . . . . . . . . . . . . .            242.7       250.4
Separate accounts liabilities. . . . . . . . . .          6,729.1     8,082.9
                                                   --------------   ---------
  Total Liabilities. . . . . . . . . . . . . . .         10,747.6    11,389.1
Shareholder's Equity--Note 8
Common stock, $50 par value; 50,000 shares
 authorized;
 50,000 shares issued and outstanding  . . . . .              2.5         2.5
Additional paid in capital . . . . . . . . . . .            572.4       572.4
Retained earnings. . . . . . . . . . . . . . . .            377.8       232.9
Accumulated other comprehensive loss . . . . . .             12.9        (2.2)
                                                   --------------   ---------
  Total Shareholder's Equity . . . . . . . . . .            965.6       805.6
                                                   --------------   ---------
  Total Liabilities and Shareholder's Equity . .   $     11,713.2   $12,194.7
                                                   ==============   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME


                                                     YEAR ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                         (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . . . . .   $ 60.1   $ 28.6    $  8.9
Universal life and investment-type product charges   365.4    337.1     341.5
Net investment income--Note 3 . . . . . . . . . .    227.0    213.4     174.6
Net realized investment and other gains (losses),
 net of related
 amortization of deferred policy acquisition costs
 of $(1.5), $(3.8)
 and $(0.5), respectively--Notes 1, 3, and 9  . .     (9.0)   (10.6)     (4.8)
Other revenue . . . . . . . . . . . . . . . . . .     24.0      0.2       0.2
                                                    ------   ------    ------
Total revenues. . . . . . . . . . . . . . . . . .    667.5    568.7     520.4
BENEFITS AND EXPENSES
Benefits to policyholders . . . . . . . . . . . .    294.1    248.6     260.5
Other operating costs and expenses. . . . . . . .     76.2    116.8     117.5
Amortization of deferred policy acquisition costs,
 excluding
 amounts related to net realized investment and
 other
 gains (losses) of $(1.5), $(3.8) and $(0.5),
 respectively
 --Notes 1, 3 and 9 . . . . . . . . . . . . . . .     67.1     34.0      13.1
Dividends to policyholders. . . . . . . . . . . .     21.4     26.1      25.7
                                                    ------   ------    ------
Total benefits and expenses . . . . . . . . . . .    458.8    425.5     416.8
                                                    ------   ------    ------
Income before income taxes and cumulative effect
 of
 accounting change  . . . . . . . . . . . . . . .    208.7    143.2     103.6
Income taxes--Note 5. . . . . . . . . . . . . . .     62.2     43.8      35.2
                                                    ------   ------    ------
Income before cumulative effect of accounting
 change . . . . . . . . . . . . . . . . . . . . .    146.5     99.4      68.4
Cumulative effect of accounting change, net of tax    (1.6)      --        --
                                                    ------   ------    ------
Net income. . . . . . . . . . . . . . . . . . . .   $144.9   $ 99.4    $ 68.4
                                                    ======   ======    ======



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME


                                                              ACCUMULATED
                                       ADDITIONAL                OTHER          TOTAL       OUTSTANDING
                               COMMON    PAID IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S   SHARES (IN
                               STOCK    CAPITAL    EARNINGS     INCOME          EQUITY       THOUSANDS)
                               ------  ----------  --------  -------------  -------------  -------------
                                                            (IN MILLIONS)
BALANCE AT JANUARY 1,
 1999 . . . . . . . . . . . .   $2.5      $377.5      $ 65.1     $ 12.3        $457.4          50.0
Comprehensive income:
Net income  . . . . . . . . .                           68.4                     68.4
Other comprehensive
 income, net of tax:

 Net unrealized losses. . . .                                     (25.7)        (25.7)
                                                                               ------
Comprehensive income. . . . .                                                    42.7
Capital contribution                       194.9                                194.9
                                ----      ------      ------     ------        ------          ----
BALANCE AT DECEMBER
 31, 1999 . . . . . . . . . .   $2.5      $572.4      $133.5     $(13.4)       $695.0          50.0



Comprehensive income:
Net income  . . . . . . . . .
                                                        99.4                     99.4
Other comprehensive income,
 net of tax:
 Net unrealized gains . . . .                                      11.2          11.2
                                                                               ------
Comprehensive income. . . . .                                                   110.6
                                ----      ------      ------      -----        ------          ----
BALANCE AT DECEMBER 31, 2000
                                $2.5      $572.4      $232.9       (2.2)       $805.6          50.0



Comprehensive income:
 Net income . . . . . . . . .                          144.9                    144.9
Other comprehensive income,
 net of tax:
 Net unrealized gains . . . .                                        7.9          7.9
                                                                               ------
Comprehensive income. . . . .                                                   152.8
Change in accounting principle
  . . . . . . . . . . . . . .                                        7.2          7.2
                                ----      ------      ------       -----       ------          ----
BALANCE AT DECEMBER 31, 2001.   $2.5      $572.4      $377.8       $12.9       $965.6          50.0
                                ====      ======      ======       =====       ======          ====



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  YEAR ENDED DECEMBER 31
                                                 2001       2000       1999
                                               ----------  --------  ----------
                                                       (IN MILLIONS)
Cash flows from operating activities:
 Net income  . . . . . . . . . . . . . . . .   $   144.9   $  99.4    $  68.4
  Adjustments to reconcile net income to net
   cash
   provided (used) by operating activities:
    Amortization of discount - fixed
     maturities  . . . . . . . . . . . . . .        (0.4)     (1.9)       1.2
    Realized investment losses, net. . . . .         9.0      10.6        4.8
    Change in deferred policy acquisition
     costs . . . . . . . . . . . . . . . . .       (74.1)   (141.5)    (126.5)
    Depreciation and amortization. . . . . .         0.3       1.9        0.6
    Increase in accrued investment income. .        (8.6)    (10.2)      (3.5)
    Decrease (increase) in premiums and
     accounts
     receivable. . . . . . . . . . . . . . .        (5.5)      0.3       (2.4)
    (Increase) decrease in other assets and
     other
     liabilities, net. . . . . . . . . . . .      (159.2)     70.7      (58.2)
    Increase (decrease) in policy liabilities
     and
     accruals, net . . . . . . . . . . . . .       289.1    (401.1)    (377.6)
    Increase in income taxes . . . . . . . .       118.7      22.5       33.8
                                               ---------   -------    -------
    Net cash provided (used) by operating
     activities  . . . . . . . . . . . . . .
                                                   314.2    (349.3)    (459.4)
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale  . . .       184.6     194.6      204.3
  Equity securities available-for-sale . . .         6.0       1.0        0.6
  Real estate. . . . . . . . . . . . . . . .         3.3       0.2       17.9
  Short-term investments and other invested
   assets  . . . . . . . . . . . . . . . . .          --       1.3        1.5
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity. . . . .         4.5      79.9       75.8
  Fixed maturities available-for-sale. . . .       180.4      91.5       53.6
  Short-term investments and other invested
   assets  . . . . . . . . . . . . . . . . .        46.5      10.1         --
  Mortgage loans on real estate. . . . . . .        66.4      85.6       35.8
 Purchases of:
  Fixed maturities held-to-maturity  . . . .        (5.1)   (127.2)     (98.8)
  Fixed maturities available-for-sale. . . .    (1,112.3)   (424.7)    (250.9)
  Equity securities available-for-sale . . .        (6.1)     (0.6)      (4.0)
  Real estate  . . . . . . . . . . . . . . .        (0.6)     (0.4)      (2.2)
  Short-term investments and other invested
   assets. . . . . . . . . . . . . . . . . .       (39.6)    (38.8)     (14.6)
  Mortgage loans on real estate issued . . .       (85.0)   (100.5)     (90.3)
  Other, net . . . . . . . . . . . . . . . .       (25.6)    (41.5)     (30.6)
                                               ---------   -------    -------
   Net cash used in investing activities . .      (782.6)   (269.5)    (101.9)


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                YEAR ENDED DECEMBER 31
                                            2001         2000          1999
                                          ---------  -------------  -----------
                                                     (IN MILLIONS)
Cash flows from financing activities:
 Capital contribution from parent
  company . . . . . . . . . . . . . . .         --           --      $  194.9
 Universal life and investment-type
  contract deposits . . . . . . . . . .   $1,220.7     $1,067.2       1,026.3
 Universal life and investment-type
  contract maturities
  and withdrawals . . . . . . . . . . .
                                            (914.2)      (430.7)       (380.7)
 Repayment of long term debt  . . . . .         --           --         (61.9)
                                          --------     --------      --------
 Net cash provided by financing
  activities  . . . . . . . . . . . . .      306.5        636.5         778.6
                                          --------     --------      --------
 Net (decrease) increase in cash and
  cash equivalents  . . . . . . . . . .     (161.9)        17.7         217.3
Cash and cash equivalents at beginning
 of year  . . . . . . . . . . . . . . .      277.3        259.6          42.3
                                          --------     --------      --------
Cash and cash equivalents at end of
 year . . . . . . . . . . . . . . . . .   $  115.4     $  277.3      $  259.6
                                          ========     ========      ========


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

 Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

  Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling interest, but has significant influence, are recorded using the equity method of accounting and included in other invested assets.

  Certain prior year amounts have been reclassified to conform to the current year presentation.

 Reorganization and Initial Public Offering

  Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102.0 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Investments

  The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale.
 Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

  For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

  Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

  Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

  Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.

  Policy loans are carried at unpaid principal balances, which approximate fair value.

  Short-term investments are carried at amortized cost, which approximates fair value.

  Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

 Derivative Financial Instruments

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivatives instruments are carried on the consolidated balance sheets at fair value.

  In certain cases, the Company uses hedge accounting as allowed by Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item. If a hedge becomes ineffective, the hedge accounting described above ceases.

  In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

 Cash and Cash Equivalents

  Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Deferred Policy Acquisition Costs

  Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization of deferred policy acquisition costs was $68.6 million, $37.8 million and $13.6 million in 2001, 2000 and 1999, respectively.

  Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

  Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains and (losses), management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 Reinsurance

  The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

  Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

 Future Policy Benefits and Policyholders' Funds

  Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

  For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.
 Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.5% to 8.0% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

  Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products.

  Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

  Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Participating Insurance

  Participating business represents approximately 7.6% and 16.3% of the Company's life insurance in-force at December 31, 2001 and 2000, respectively.

  The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Revenue Recognition

  Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

  Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

 Federal Income Taxes

  The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

 Foreign Currency Translation

  Gains or losses on foreign currency transactions are reflected in earnings.

 Cumulative Effect of Accounting Changes

  On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities". The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income including (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Recent Accounting Pronouncements

  In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

  In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.

  In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company has no goodwill, or other purchased intangibles subject to SFAS No. 142 and, therefore, the Company does not expect the impact of SFAS No. 142 to have any impact on its results of operations or financial position.

  In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets".
 Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

  In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

  In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements.

  In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Codification

  In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiary uses to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiary have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and, the Company remains in compliance with all regulatory and contractual obligations.

NOTE 2. RELATED PARTY TRANSACTIONS

  John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of
 $159.9 million, $170.6 million and $199.3 million for the year ended December 31, 2001, 2000 and 1999, respectively. As of December 31, 2001 and 2000, respectively, the Company owed John Hancock $17.9 million and $56.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

  In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to its Parent to provide insurance coverage on key management employees of the Parent. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2001 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $11.8 million, $24.2 million, and $44.5 million of cash for tax, commission, and expense allowances. This agreement decreased the Company's net gain from operations by $1.7 million and $0.9 million in 2001 and 2000, respectively, and increased the Company's net gain from operations by $20.6 million in 1999.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $107.5 million and $102.2 million as of December 31, 2001 and 2000, respectively. This agreement had no impact on the Company's net gain from operations.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.4 million, $1.0 million and $0.8 million from the Company in 2001, 2000 and 1999, respectively. This agreement decreased the Company's net gain from operations by $0.8 million, $1.1 million and $0.5 million in 2001, 2000 and 1999, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  At December 31, 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2000, the Company had a $250.0 million line of credit with affiliate, John Hancock Capital Corp. At December 31, 2001 and 2000, the Company had no outstanding borrowings under these agreements.

  John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $10.4 million, $16.0 million and $17.5 million in 2001, 2000 and 1999, respectively. The pension plan prepaid expense allocated to the Company amounted to $64.3 million and $55.6 million in 2001 and 2000, respectively. Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions."

NOTE 3. INVESTMENTS

  The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:


                                                 YEAR ENDED DECEMBER 31,
                                               2001        2000         1999
                                              -------  -------------  ---------
                                                       (IN MILLIONS)
NET INVESTMENT INCOME
  Fixed maturities  . . . . . . . . . . . .   $160.1      $138.5       $127.1
  Equity securities . . . . . . . . . . . .      0.3         0.2           --
  Mortgage loans on real estate . . . . . .     42.3        44.3         39.7
  Real estate . . . . . . . . . . . . . . .      2.3         4.1          3.6
  Policy loans  . . . . . . . . . . . . . .     21.1        17.1         13.7
  Short-term investments  . . . . . . . . .      6.3        19.4          4.5
  Other . . . . . . . . . . . . . . . . . .      3.3         1.1         (2.0)
                                              ------      ------       ------
  Gross investment income . . . . . . . . .    235.7       224.7        186.6
   Less investment expenses . . . . . . . .      8.7        11.3         12.0
                                              ------      ------       ------
    Net investment income . . . . . . . . .   $227.0      $213.4       $174.6
                                              ======      ======       ======
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES), NET OF
    RELATED AMORTIZATION OF DEFERRED POLICY
 ACQUISITION COSTS
  Fixed maturities  . . . . . . . . . . . .   $(25.1)     $(16.0)      $ (5.9)
  Equity securities . . . . . . . . . . . .      3.8         0.8           --
  Mortgage loans on real estate and real
   estate . . . . . . . . . . . . . . . . .     (1.2)       (2.3)         0.9
  Derivatives and other invested assets . .     12.0         3.1         (0.3)
  Amortization adjustment for deferred
   policy acquisition costs . . . . . . . .      1.5         3.8          0.5
                                              ------      ------       ------
  Net realized investment and other losses,
   net of related
   amortization of deferred policy
   acquisition costs . . . . . . . . . . .
                                              $ (9.0)     $(10.6)      $ (4.8)
                                              ======      ======       ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Gross gains of $6.5 million, $1.5 million, and $0.5 million and gross losses of $3.3 million, $6.0 million, and $5.3 million in 2001, 2000 and 1999, respectively, were realized on the sale of available-for-sale securities.

  The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:


                                             GROSS       GROSS
                                AMORTIZED  UNREALIZED  UNREALIZED
                                  COST       GAINS       LOSSES     FAIR VALUE
                                ---------  ----------  ----------  ------------
                                                (IN MILLIONS)
DECEMBER 31, 2001
HELD-TO-MATURITY:
Corporate securities  . . . .   $   65.0     $  --       $ 0.8       $   64.2
Mortgage-backed securities  .       18.7       0.2         1.0           17.9
                                --------     -----       -----       --------
 Total  . . . . . . . . . . .   $   83.7     $ 0.2       $ 1.8       $   82.1
                                ========     =====       =====       ========
AVAILABLE-FOR-SALE:
Corporate securities  . . . .   $1,867.5     $67.5       $44.2       $1,890.8
Mortgage-backed securities  .      296.7       6.3         4.7          298.3
Obligations of states and
 political subdivisions . . .        0.9          --          --          0.9
Debt securities issued by
 foreign
 governments  . . . . . . . .        7.2       0.5            --          7.7
U.S. Treasury securities and
 obligations of U.S.
 government
 corporations and agencies  .      219.6       1.1         5.9          214.8
                                --------     -----       -----       --------
Total fixed maturities  . . .    2,391.9      75.4        54.8        2,412.5
Equity securities . . . . . .       12.1       1.5         0.5           13.1
                                --------     -----       -----       --------
 Total  . . . . . . . . . . .   $2,404.0     $76.9       $55.3       $2,425.6
                                ========     =====       =====       ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                               GROSS       GROSS
                                  AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                    COST       GAINS       LOSSES      VALUE
                                  ---------  ----------  ----------  ----------
                                                 (IN MILLIONS)
DECEMBER 31, 2000
HELD-TO-MATURITY:
Corporate securities  . . . . .   $  684.2     $23.4       $51.0      $  656.6
Mortgage-backed securities  . .       29.3       0.2         1.2          28.3
Obligations of states and
 political subdivisions . . . .        1.9        --          --           1.9
                                  --------     -----       -----      --------
Total . . . . . . . . . . . . .   $  715.4     $23.6       $52.2      $  686.8
                                  ========     =====       =====      ========
AVAILABLE-FOR-SALE:
Corporate securities  . . . . .   $  751.6     $20.6       $27.8      $  744.4
Mortgage-backed securities  . .      239.1       3.6         3.7         239.0
Obligations of states and
  political subdivisions  . . .        0.9        --          --           0.9
Debt securities issued by
 foreign
  governments . . . . . . . . .       11.1       0.3         0.6          10.8
U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies . .       16.1       0.7         0.1          16.7
                                  --------     -----       -----      --------
Total fixed maturities  . . . .    1,018.8      25.2        32.2       1,011.8
Equity securities . . . . . . .        7.1       2.8         1.8           8.1
                                  --------     -----       -----      --------
   Total  . . . . . . . . . . .   $1,025.9     $28.0       $34.0      $1,019.9
                                  ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                          AMORTIZED     FAIR
                                                            COST       VALUE
                                                          ---------  ----------

                                                             (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less . . . . . . . . . . . . . . . .   $     --    $     --
Due after one year through five years . . . . . . . . .        3.0         3.0
Due after five years through ten years  . . . . . . . .        8.6         8.6
Due after ten years . . . . . . . . . . . . . . . . . .       53.4        52.6
                                                          --------    --------
                                                              65.0        64.2
Mortgage-backed securities  . . . . . . . . . . . . . .       18.7        17.9
                                                          --------    --------
Total . . . . . . . . . . . . . . . . . . . . . . . . .   $   83.7    $   82.1
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less . . . . . . . . . . . . . . . .   $   97.5    $   99.5
Due after one year through five years . . . . . . . . .      772.0       794.2
Due after five years through ten years  . . . . . . . .      935.2       929.4
Due after ten years . . . . . . . . . . . . . . . . . .      290.5       291.1
                                                          --------    --------
                                                           2,095.2     2,114.2
Mortgage-backed securities  . . . . . . . . . . . . . .      296.7       298.3
                                                          --------    --------
Total . . . . . . . . . . . . . . . . . . . . . . . . .   $2,391.9    $2,412.5
                                                          ========    ========


  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

  The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $300.0 million and $1.4 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

  Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.


                                BALANCE AT                          BALANCE AT
                                BEGINNING                             END OF
                                 OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                ----------  ---------  ----------  ------------
                                                (IN MILLIONS)
Year ended December 31, 2001
 Mortgage loans on real estate     $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of      0.7        0.1          --          0.8
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $5.7       $1.8        $1.2         $6.3
                                   ====       ====        ====         ====
Year ended December 31, 2000
 Mortgage loans on real estate     $3.8       $1.2        $ --         $5.0
 Real estate to be disposed of       --        0.7          --          0.7
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $3.8       $1.9        $ --         $5.7
                                   ====       ====        ====         ====
Year ended December 31, 1999
 Mortgage loans on real estate     $3.7       $0.4        $0.3         $3.8
 Real estate to be disposed of      0.7         --         0.7           --
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $4.4       $0.4        $1.0         $3.8
                                   ====       ====        ====         ====


At December 31, 2001 and 2000 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:


                                                                DECEMBER 31
                                                               2001     2000
                                                               ------  --------
                                                               (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses. . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 2.4    $ 4.2
Provision for losses . . . . . . . . . . . . . . . . . . . .    (1.2)    (1.2)
                                                               -----    -----
Net impaired mortgage loans on real estate . . . . . . . . .   $ 1.2    $ 3.0
                                                               =====    =====


  The average investment in impaired loans and the interest income recognized on impaired loans were as follows:


                                                     YEAR ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans . .    $3.3     $2.1       $--
Interest income recognized on impaired loans  . .     0.5      0.3         --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

  There were no restructured commercial mortgage loans at December 31, 2001. Such loans aggregated $3.4 million as of December 31, 2000. The expected gross interest income that would have been recorded in 2000 had the loans been current in accordance with the original loan agreements was $0.34 million, and the actual interest income recorded was $0.27 million.

  At December 31, 2001, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          CARRYING           GEOGRAPHIC            CARRYING
    PROPERTY TYPE          AMOUNT           CONCENTRATION           AMOUNT
----------------------  -------------  -----------------------  ---------------
                        (IN MILLIONS)                            (IN MILLIONS)
Apartments  . . . . .      $115.1      East North Central . .       $ 63.6
Hotels  . . . . . . .        24.8      East South Central . .         25.8
Industrial  . . . . .        72.1      Middle Atlantic. . . .         50.6
Office buildings    .       146.4      Mountain . . . . . . .         35.5
Retail  . . . . . . .        35.5      New England. . . . . .         55.1
Mixed Use . . . . . .         5.0      Pacific. . . . . . . .        111.3
Agricultural  . . . .       168.9      South Atlantic . . . .        152.9
Other . . . . . . . .        18.6      West North Central . .         20.6
                                       West South Central . .         67.7
                                       Canada/Other . . . . .          3.3
Allowance for losses         (5.5)     Allowance for losses .         (5.5)
                           ------                                   ------
Total . . . . . . . .      $580.9      Total. . . . . . . . .       $580.9
                           ======                                   ======


  Bonds with amortized cost of $24.7 million were non-income producing for year ended December 31, 2001.

  Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000 and 1999. Accumulated depreciation was $2.8 million, and $2.5 million at December 31, 2001, and 2000, respectively.

NOTE 4.  DERIVATIVES AND HEDGING INSTRUMENTS

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

  The fair value of derivative instruments classified as assets at December 31, 2001 was $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2001 was $12.0 million and appears on the consolidated balance sheet in other liabilities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Fair Value Hedges

  The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

  The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

  Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

  At December 31, 2001, the Company recognized net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and a net gain of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.

 Cash Flow Hedges

  The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

  In 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2001.

  No amounts were reclassified from other accumulated comprehensive income to earnings in 2001 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

  In 2001, none of the Company's cash flow hedges have been discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.

 Derivatives Not Designated as Hedging Instruments

  The Company enters into interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

NOTE 5. INCOME TAXES

  The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

  The components of income taxes were as follows:


                                                      YEAR ENDED DECEMBER 31
                                                       2001    2000     1999
                                                      ------  ------  ---------
                                                           (IN MILLIONS)
Current taxes:
  Federal . . . . . . . . . . . . . . . . . . . . .   $30.1   $15.2    $(1.5)
  Foreign . . . . . . . . . . . . . . . . . . . . .      --     0.6      0.1
                                                      -----   -----    -----
                                                       30.1    15.8     (1.4)
Deferred taxes:
  Federal . . . . . . . . . . . . . . . . . . . . .    32.1    28.0     36.6
                                                      -----   -----    -----
Total income taxes  . . . . . . . . . . . . . . . .   $62.2   $43.8    $35.2
                                                      =====   =====    =====


  A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                     YEAR ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                         (IN MILLIONS)
Tax at 35%                                          $73.0    $50.1     $36.3
Add (deduct):
 Equity base tax  . . . . . . . . . . . . . . . .    (9.0)    (5.6)       --
 Prior years taxes. . . . . . . . . . . . . . . .     2.1       --      (0.3)
 Tax credits  . . . . . . . . . . . . . . . . . .    (0.4)    (0.6)     (0.1)
 Foreign taxes  . . . . . . . . . . . . . . . . .      --      0.6       0.1
 Tax exempt investment income . . . . . . . . . .    (5.6)    (0.7)     (0.7)
 Other  . . . . . . . . . . . . . . . . . . . . .     2.1       --      (0.1)
                                                    -----    -----     -----
  Total income taxes  . . . . . . . . . . . . . .   $62.2    $43.8     $35.2
                                                    =====    =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The significant components of the Company's deferred tax assets and liabilities were as follows:


                                                                 DECEMBER 31
                                                                 2001     2000
                                                                ------  --------
                                                                (IN MILLIONS)
DEFERRED TAX ASSETS:
 Policy reserve adjustments . . . . . . . . . . . . . . . . .   $238.1   $110.0
 Other postretirement benefits  . . . . . . . . . . . . . . .     20.1     23.3
 Book over tax basis of investments . . . . . . . . . . . . .     12.0      7.8
 Interest . . . . . . . . . . . . . . . . . . . . . . . . . .       --      7.5
 Unrealized holding losses  . . . . . . . . . . . . . . . . .       --      1.4
                                                                ------   ------
  Total deferred tax assets . . . . . . . . . . . . . . . . .    270.2    150.0
DEFERRED TAX LIABILITIES:
 Deferred policy acquisition costs  . . . . . . . . . . . . .    373.7    199.1
 Depreciation . . . . . . . . . . . . . . . . . . . . . . . .      2.1      1.8
 Basis in partnerships  . . . . . . . . . . . . . . . . . . .      0.6      0.4
 Market discount on bonds . . . . . . . . . . . . . . . . . .      1.2      0.6
 Lease income . . . . . . . . . . . . . . . . . . . . . . . .     47.0     35.4
 Unrealized gains . . . . . . . . . . . . . . . . . . . . . .      6.8       --
 Other  . . . . . . . . . . . . . . . . . . . . . . . . . . .       --      9.5
                                                                ------   ------
  Total deferred tax liabilities  . . . . . . . . . . . . . .    431.4    246.8
                                                                ------   ------
  Net deferred tax liabilities. . . . . . . . . . . . . . . .   $161.2   $ 96.8
                                                                ======   ======


  The Company received an income tax refund of $32.4 million and made income tax payments of $62.9 million and $13.2 million in 2001, 2000 and 1999, respectively.

NOTE 6 - REINSURANCE

  The effect of reinsurance on premiums written and earned was as follows:


                                 2001             2000             1999
                               PREMIUMS         PREMIUMS         PREMIUMS
                           WRITTEN  EARNED   WRITTEN  EARNED  WRITTEN   EARNED
                           -------  -------  -------  ------  -------  --------
                                             (IN MILLIONS)
Life Insurance:
 Direct  . . . . . . . .   $ 82.0   $ 82.0   $34.1    $34.1   $12.1     $12.1
 Ceded . . . . . . . . .    (21.9)   (21.9)   (5.5)    (5.5)   (3.2)     (3.2)
                           ------   ------   -----    -----   -----     -----
  Net life insurance
   premiums. . . . . . .   $ 60.1   $ 60.1   $28.6    $28.6   $ 8.9     $ 8.9
                           ======   ======   =====    =====   =====     =====




  For the year ended December 31, 2001, 2000 and 1999, benefits to policyholders under life ceded reinsurance contracts were $3.8 million, $3.0 million and $ --
 million, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

NOTE 7. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $25.3 million, $14.3 million and $16.2 million, respectively, at December 31, 2001.
 If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary.
 The estimated fair values of the commitments described above aggregate $57.1 million at December 31, 2001. The majority of these commitments expire in 2002.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $7.0 million and $66.3 million at December 31, 2001 and 2000, respectively. Costs incurred related to the settlement were $14.1 million and $66.0 million in 2001 and 1999, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution (ADR) relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in the fourth quarter of 2001. The adjustment to the reserve in 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

  Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase
(i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8.  SHAREHOLDER'S EQUITY

 (a) Common Stock
  The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

 (b) Accumulated Other Comprehensive Income (Loss)

  The components of accumulated other comprehensive loss are as follows:

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                              -----------------
                                                                (IN MILLIONS)
Balance at January 1, 1999  . . . . . . . . . . . . . . . .        $ 12.3
Gross unrealized gains (losses)  (net of deferred income
 tax benefit of $18.0 million)  . . . . . . . . . . . . . .         (34.2)
Reclassification adjustment for gains (losses), realized in
 net income
 (net of tax expense of $1.7 million) . . . . . . . . . . .          (3.1)
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax expense of $6.2 million) . . . . . . . . . . . . . . .          11.6
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .         (25.7)
                                                                   ------
Balance at December 31, 1999  . . . . . . . . . . . . . . .        $(13.4)
                                                                   ======


Balance at January 1, 2000  . . . . . . . . . . . . . . . .        $(13.4)
Gross unrealized gains (losses) (net of deferred income
 tax expense of $9.7 million) . . . . . . . . . . . . . . .          18.0
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $1.6 million)  . . . . .          (2.9)
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax benefit of $2.1 million) . . . . . . . . . . . . . . .          (3.9)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .          11.2
                                                                   ------
Balance at December 31, 2000  . . . . . . . . . . . . . . .        $ (2.2)
                                                                   ======


Balance at January 1, 2001  . . . . . . . . . . . . . . . .        $ (2.2)
Gross unrealized gains (losses) (net of deferred income
 tax expense of $7.2 million) . . . . . . . . . . . . . . .          11.8
Reclassification adjustment for gains (losses), realized in
 net income (net of tax benefit of $1.1 million)  . . . . .           2.1
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax benefit of $3.2 million) . . . . . . . . . . . . . . .          (6.0)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .           7.9
Change in accounting principle  . . . . . . . . . . . . . .           7.2
                                                                   ------
Balance at December 31, 2001  . . . . . . . . . . . . . . .        $ 12.9
                                                                   ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                      2001    2000      1999
                                                     -------  ------  ---------
                                                          (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities . . . . . . . . . . . . . . . .   $ 20.6   ($7.0)   ($28.7)
  Equity investments . . . . . . . . . . . . . . .      1.0     1.0      (1.4)
  Derivatives and other  . . . . . . . . . . . . .      5.2     0.3       1.3
                                                     ------   -----    ------
Total  . . . . . . . . . . . . . . . . . . . . . .     26.8    (5.7)    (28.8)
Amounts of unrealized investment (gains) losses
 attributable to:
  Deferred policy acquisition cost and present
   value of future profits . . . . . . . . . . . .     (7.1)    2.1       8.1
  Deferred federal income taxes  . . . . . . . . .     (6.8)    1.4       7.3
                                                     ------   -----    ------
Total  . . . . . . . . . . . . . . . . . . . . . .    (13.9)    3.5      15.4
                                                     ------   -----    ------
Net unrealized investment gains  . . . . . . . . .   $ 12.9   ($2.2)   ($13.4)
                                                     ======   =====    ======


 (c) Statutory Results

  The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

  The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

  Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." The Company's pension plan prepaid expense recorded for statutory purposes amounted to $64.3 million, $55.6 million and $42.3 million at December 31, 2001, 2000 and 1999 respectively. Statutory net income is not impacted by this permitted practice.

  Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.

                                                        2001    2000     1999
                                                       ------  ------  --------
                                                           (IN MILLIONS)
Statutory net income . . . . . . . . . . . . . . . .   $ 13.1  $ 26.6   $ 77.5
Statutory surplus  . . . . . . . . . . . . . . . . .    647.0   527.2    468.8

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 9.  SEGMENT INFORMATION

  The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

  PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

  ASSET GATHERING SEGMENT. Offers individual variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

  The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

  Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

  Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                       (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2001
REVENUES:
 Segment revenues . . . . . . . . . . .   $  614.3    $   62.2     $   676.5
 Net realized investment and other
  gains (losses)  . . . . . . . . . . .       (9.0)         --          (9.0)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  605.3    $   62.2     $   667.5
                                          ========    ========     =========


 Net investment income  . . . . . . . .   $  229.2    $   (2.2)    $   227.0
NET INCOME:
 Segment after-tax operating income . .   $  130.0    $   22.2     $   152.2
 Net realized investment and other
  gains (losses)  . . . . . . . . . . .       (5.6)         --          (5.6)
 Surplus tax  . . . . . . . . . . . . .        9.1          --           9.1
 Class action lawsuit . . . . . . . . .       (9.2)         --          (9.2)
 Cumulative effect of accounting
  change, net of tax  . . . . . . . . .       (1.6)         --          (1.6)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $  122.7    $   22.2     $   144.9
                                          ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method  .   $    2.7    $     --     $     2.7
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       46.6        20.5          67.1
 Income tax expense . . . . . . . . . .       54.8         7.4          62.2
 Segment assets . . . . . . . . . . . .   $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
 Net realized investment and other
  gains (losses)  . . . . . . . . . . .   $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy
  acquisition costs related to net
  realized
  investment and other gains (losses)          1.5          --           1.5
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of
  deferred policy acquisition costs -
  per
  consolidated  financial statements  .       (9.0)         --          (9.0)
 Less income tax effect . . . . . . . .        3.4          --           3.4
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made
  to calculate segment operating income   $   (5.6)         --     $    (5.6)
                                          ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                     ASSET
                                    PROTECTION     GATHERING      CONSOLIDATED
                                    ----------  ---------------  --------------
                                                  (IN MILLIONS)

YEAR ENDED DECEMBER 31, 2000
REVENUES:
 Segment revenues . . . . . . . .   $  530.8       $   48.5        $   579.3
 Net realized investment and other
  gains (losses), net . . . . . .      (10.6)            --            (10.6)
                                    --------       --------        ---------
       Revenues . . . . . . . . .   $  520.2       $   48.5        $   568.7
                                    ========       ========        =========


       Net investment income. . .   $  215.9       $   (2.5)       $   213.4
NET INCOME:
 Segment after-tax operating
  income. . . . . . . . . . . . .       96.0            6.3            102.3
 Net realized investment and other
  gains (losses), net . . . . . .       (6.8)            --             (6.8)
 Surplus tax. . . . . . . . . . .        5.4            0.2              5.6
 Other demutualization related
  costs . . . . . . . . . . . . .       (0.5)          (0.1)            (0.6)
 Restructuring charges. . . . . .       (1.1)            --             (1.1)
                                    --------       --------        ---------
 Net income . . . . . . . . . . .   $   93.0       $    6.4        $    99.4
                                    ========       ========        =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for
  by the equity method. . . . . .   $    1.3       $     --        $     1.3
 Amortization of deferred policy
  acquisition costs . . . . . . .       17.6           16.4             34.0
 Income tax expense . . . . . . .       40.7            3.1             43.8
 Segment assets . . . . . . . . .   $9,326.9       $2,867.8        $12,194.7
NET REALIZED INVESTMENT AND OTHER
 GAINS (LOSSES) DATA:
 Net realized investment and other
  losses. . . . . . . . . . . . .   $  (14.4)            --        $   (14.4)
 Less amortization of deferred
  policy acquisition
  costs related to net realized
  investment and
  other gains (losses). . . . . .        3.8             --              3.8
                                    --------       --------        ---------
 Net realized investment and other
  gains (losses),
  net of related amortization of
  deferred policy
  acquisition costs - per
  consolidated financial
  statements. . . . . . . . . . .      (10.6)            --            (10.6)
 Less income tax effect . . . . .        3.8             --              3.8
                                    --------       --------        ---------
 Net realized investment and other
  gains (losses), net-after-tax
  adjustment made to calculate
  segment operating income. . . .   $   (6.8)            --        $    (6.8)
                                    ========       ========        =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                       (IN MILLIONS)
YEAR ENDED DECEMBER 31, 1999
REVENUES:
 Segment revenues . . . . . . . . . . .   $  488.0    $   37.2     $   525.2
 Net realized investment and other
  gains (losses), net . . . . . . . . .       (4.8)         --          (4.8)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  483.2    $   37.2     $   520.4
                                          ========    ========     =========


 Net investment income  . . . . . . . .   $  178.1    $   (3.5)    $   174.6
NET INCOME:
 Segment after-tax operating income . .      108.0         6.8         114.8
 Net realized investment and other
  gains (losses), net . . . . . . . . .       (3.1)         --          (3.1)
 Class action lawsuit . . . . . . . . .      (42.9)         --         (42.9)
 Other demutualization related costs  .       (0.3)       (0.1)         (0.4)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $   61.7    $    6.7     $    68.4
                                          ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method  .   $   (0.1)   $     --     $    (0.1)
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .        4.6         8.5          13.1
 Income tax expense . . . . . . . . . .       31.8         3.4          35.2
 Segment assets . . . . . . . . . . . .   $9,104.6    $2,869.6     $11,974.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
 Net realized investment and other
  gains (losses)  . . . . . . . . . . .   $   (5.3)         --     $    (5.3)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment gains (losses)           0.5          --           0.5
                                          --------    --------     ---------
 Net realized investment and other
  gains (losses), net of related
  amortization
  of deferred policy acquisition costs -
  per
  consolidated financial statements . .       (4.8)         --          (4.8)
 Less income tax effect . . . . . . . .        1.7          --           1.7
                                          --------    --------     ---------
 Net realized investment and other
  gains (losses), net-after-tax
  adjustment made to calculate
  segment operating income  . . . . . .   $   (3.1)         --     $    (3.1)
                                          ========    ========     =========


  The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

  The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the initial commitment.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                          DECEMBER 31         DECEMBER 31
                                              2001                2000
                                       CARRYING    FAIR    CARRYING     FAIR
                                        VALUE     VALUE     VALUE      VALUE
                                       --------  --------  --------  ----------
                                         (IN MILLIONS)       (IN MILLIONS)
ASSETS:
 Fixed maturities:
  Held-to-maturity . . . . . . . . .   $   83.7  $   82.1  $  715.4   $  686.8
  Available-for-sale . . . . . . . .    2,412.5   2,412.5   1,011.8    1,011.8
 Equity securities:
  Available-for-sale . . . . . . . .       13.1      13.1       8.1        8.1
 Mortgage loans on real estate . . .      580.9     604.3     554.8      574.2
 Policy loans  . . . . . . . . . . .      352.0     352.0     334.2      334.2
 Short-term investments  . . . . . .         --        --      21.7       21.7
  Cash and cash equivalents  . . . .      115.4     115.4     277.3      277.3
Derivatives:
 Futures contracts, net  . . . . . .         --        --       0.1        0.1
 Interest rate swap agreements . . .        8.8       8.8        --         --
 Interest rate cap agreements  . . .        3.5       3.5       2.1        2.1
 Interest rate floor agreements  . .        4.5       4.5       4.5        4.5
 Currency rate swap agreements . . .        0.4       0.4        --         --
 Equity collar agreements  . . . . .        0.8       0.8       0.4        0.4
LIABILITIES:
Fixed rate deferred and immediate
 annuities . . . . . . . . . . . . .       53.1      50.3      63.8       60.4
Derivatives:
 Interest rate swap agreements . . .       13.2      13.2        --        1.2
 Currency rate swap agreements . . .        0.1       0.1       0.6        0.6
Commitments  . . . . . . . . . . . .         --      57.1        --       62.9

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                  COLUMN B   COLUMN C       COLUMN D
                                                              AMOUNT AT WHICH
                                                                SHOWN IN THE
                                                                CONSOLIDATED
                                                                  BALANCE
         TYPE OF INVESTMENT            COST/ (2)/   VALUE          SHEET
                                       ----------  --------  ------------------
Fixed maturity securities,
 available-for-sale:
Bonds:
United States government and
 government agencies
 and authorities                        $  219.6   $  214.8       $  214.8
States, municipalities and political
 subdivisions                                6.0        6.0            6.0
Foreign governments                          7.2        7.6            7.6
Public utilities                           189.3      192.9          192.9
Convertibles and bonds with warrants
 attached                                   25.9       25.1           25.1
All other corporate bonds                1,897.9    1,920.5        1,920.5
Certificates of deposits                      --         --             --
Redeemable preferred stock                  46.0       45.6           45.6
                                        --------   --------       --------
Total fixed maturity securities,
 available-for-sale                      2,391.9    2,412.5        2,412.5
                                        --------   --------       --------
Equity securities,
 available-for-sale:
Common stocks:
Public utilities                              --         --             --
Banks, trust and insurance companies          --         --             --
Industrial, miscellaneous and all
 other                                       3.8        5.0            5.0
Non-redeemable preferred stock               8.3        8.1            8.1
                                        --------   --------       --------
Total equity securities,
 available-for-sale                         12.1       13.1           13.1
                                        --------   --------       --------
Fixed maturity securities,
 held-to-maturity:
Bonds
United States government and
 government agencies
 and authorities                              --         --             --
States, municipalities and political
 subdivisions                                 --         --             --
Foreign governments                           --         --             --
Public utilities                              --         --             --
Convertibles and bonds with warrants
 attached                                     --         --             --
All other corporate bonds                    5.1        5.1            5.1
Certificates of deposits                    78.6       77.0           78.6
Redeemable preferred stock                    --         --             --
                                        --------   --------       --------
Total fixed maturity securities,
 held-to-maturity                       $   83.7   $   82.1       $   83.7
                                        --------   --------       --------


  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
             OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                  COLUMN B   COLUMN C       COLUMN D
                                                              AMOUNT AT WHICH
                                                                SHOWN IN THE
                                                                CONSOLIDATED
                                                                  BALANCE
         TYPE OF INVESTMENT            COST/ (2)/   VALUE          SHEET
                                       ----------  --------  ------------------
Equity securities, trading:
Common stocks:
Public utilities                              --         --             --
Banks, trust and insurance companies          --         --             --
Industrial, miscellaneous and all
 other                                        --         --             --
Non-redeemable preferred stock                --         --             --
                                        --------   --------       --------
Total equity securities, trading              --         --             --
                                        --------   --------       --------
Mortgage loans on real estate, net
 /(1)/                                  $  586.4       xxxx       $  580.9
Real estate, net:
Investment properties /(1)/                 21.4       xxxx           20.6
Acquired in satisfaction of debt/
 (1)/                                         --       xxxx             --
Policy loans                               352.0       xxxx          352.0
Other long-term investments /(2)/           39.6       xxxx           39.6
Short-term investments                        --       xxxx             --
                                        --------   --------       --------
  Total investments                     $3,487.1   $2,507.7       $3,502.4
                                        ========   ========       ========


(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

   The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                         DEFERRED      FUTURE POLICY                OTHER POLICY
                           POLICY     BENEFITS, LOSSES,              CLAIMS AND
                        ACQUISITION    CLAIMS AND LOSS   UNEARNED     BENEFITS     PREMIUM
       SEGMENT             COSTS          EXPENSES        PREMIUMS    PAYABLE      REVENUE
----------------------  -----------  ------------------  ---------  ------------  ---------
2001:
Protection               $  918.4         $3,275.5        $221.0       $25.0        $60.1
Asset Gathering             142.4             63.2            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $1,060.8         $3,338.7        $221.0       $25.0        $60.1
                         ========         ========        ======       =====        =====
2000:
Protection               $  819.3         $2,698.5        $212.0       $11.1        $28.6
Asset Gathering             174.8             70.0            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  994.1         $2,768.5        $212.0       $11.1        $28.6
                         ========         ========        ======       =====        =====
1999:
Protection               $  707.8         $2,515.7        $175.2       $15.7        $ 8.9
Asset Gathering             147.3             50.6            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  855.1         $2,566.3        $175.2       $15.7        $ 8.9
                         ========         ========        ======       =====        =====


  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                                                       AMORTIZATION OF
                                                       DEFERRED POLICY
                                  BENEFITS, CLAIMS,  ACQUISITION COSTS,
                         NET         LOSSES, AND      EXCLUDING AMOUNTS
                      INVESTMENT     SETTLEMENT      RELATED TO REALIZED   OTHER OPERATING
      SEGMENT           INCOME        EXPENSES        INVESTMENT GAINS        EXPENSES
--------------------  ----------  -----------------  -------------------  -----------------
2001:
Protection             $229.2          $285.5               $46.6              $ 72.8
Asset Gathering          (2.2)            8.6                20.5                 3.4
                       ------          ------               -----              ------
 Total                 $227.0          $294.1               $67.1              $ 76.2
                       ======          ======               =====              ======
2000:
Protection             $215.9          $242.2               $17.6              $100.5
Asset Gathering          (2.5)            6.4                16.4                16.3
                       ------          ------               -----              ------
 Total                 $213.4          $248.6               $34.0              $116.8
                       ======          ======               =====              ======
1999:
Protection             $178.1          $192.3               $ 4.6              $100.6
Asset Gathering          (3.5)           68.2                 8.5                16.9
                       ------          ------               -----              ------
 Total                 $174.6          $260.5               $13.1              $117.5
                       ======          ======               =====              ======


  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                           SCHEDULE IV - REINSURANCE
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

                                                ASSUMED               PERCENTAGE
                                    CEDED TO     FROM                 OF AMOUNT
                          GROSS       OTHER      OTHER       NET      ASSUMED TO
                          AMOUNT    COMPANIES  COMPANIES   AMOUNT        NET
                        ----------  ---------  ---------  ---------  ------------
2001
Life insurance in
 force                  $119,332.2  $56,571.3    $35.1    $62,796.0      0.1%
                        ----------  ---------    -----    ---------      ---
Premiums:
Life insurance          $     82.0  $    21.9    $  --    $    60.1       --
Accident and health
 insurance                      --         --       --           --       --
P&C                             --         --       --           --       --
                        ----------  ---------    -----    ---------      ---
  Total                 $     82.0  $    21.9    $  --    $    60.1      0.0%
                        ==========  =========    =====    =========      ===
2000
Life insurance in
 force                  $ 98,737.2  $39,495.8    $37.1    $59,278.5      0.1%
                        ----------  ---------    -----    ---------      ---
Premiums:
Life insurance          $     34.1  $     5.5    $  --    $    28.6       --
Accident and health
 insurance                      --         --       --           --       --
P&C                             --         --       --           --       --
                        ----------  ---------    -----    ---------      ---
  Total                 $     34.1  $     5.5    $  --    $    28.6      0.0%
                        ==========  =========    =====    =========      ===
1999
Life insurance in
 force                  $ 75,674.7  $19,217.5    $38.5    $56,495.7      0.0%
                        ----------  ---------    -----    ---------      ---
Premiums:
Life insurance          $     12.1  $     3.2    $  --    $     8.9       --
Accident and health
 insurance                      --         --       --           --       --
P&C                             --         --       --           --       --
                        ----------  ---------    -----    ---------      ---
  Total                 $     12.1  $     3.2    $  --    $     8.9      0.0%
                        ==========  =========    =====    =========      ===


 NOTE: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

   The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                           PERIOD ENDED JUNE 30, 2002

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 2002


                                                    INTERNATIONAL
                         LARGE CAP       ACTIVE        EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  -------------  -------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . .   $ 91,885,585  $249,755,511   $18,502,794    $11,728,256
Policy loans and
 accrued interest
 receivable . . . . .     22,347,316    64,045,017     3,089,164             --
Receivable from
 portfolio/JHVLICO. .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets. . . . .    114,232,901   313,800,528    21,591,958     11,728,256
LIABILITIES
Payable to
 portfolio/JHVLICO. .          1,718         3,057           315            157
Asset charges payable             --            --            --             --
                        ------------  ------------   -----------    -----------
Total liabilities . .          1,718         3,057           315            157
                        ------------  ------------   -----------    -----------
                        $114,231,183  $313,797,471   $21,591,643    $11,728,099
                        ------------  ------------   -----------    -----------
NET ASSETS:
 Accumulation units .   $114,231,183  $313,797,471   $21,591,643    $11,728,099
                        ------------  ------------   -----------    -----------
 Total net assets . .   $114,231,183  $313,797,471   $21,591,643    $11,728,099
                        ------------  ------------   -----------    -----------
 Units outstanding. .        674,450       589,598       385,315        965,293
                        ------------  ------------   -----------    -----------
 Unit value
  (accumulation). . .   $     169.37  $     532.22   $     56.04    $     12.15
                        ============  ============   ===========    ===========




                             GLOBAL     MULTI CAP    LARGE CAP       MONEY
                            BALANCED     GROWTH        VALUE         MARKET
                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                           ----------  -----------  -----------  --------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,
  at value . . . . . . .   $1,239,388  $14,547,883  $19,398,292   $ 83,015,541
Policy loans and accrued
 interest receivable . .           --           --           --     15,338,115
Receivable from
 portfolio/JHVLICO . . .           --           --           --             --
                           ----------  -----------  -----------   ------------
Total assets . . . . . .    1,239,388   14,547,883   19,398,292     98,353,656
LIABILITIES
Payable to
 portfolio/JHVLICO . . .           15          185          214          3,746
Asset charges payable. .           --           --           --             --
                           ----------  -----------  -----------   ------------
Total liabilities. . . .           15          185          214          3,746
                           ----------  -----------  -----------   ------------
                           $1,239,373  $14,547,698  $19,398,078   $ 98,349,910
                           ----------  -----------  -----------   ------------
NET ASSETS:
 Accumulation units. . .   $1,239,373  $14,547,698  $19,398,078   $ 98,349,910
                           ----------  -----------  -----------   ------------
 Total net assets. . . .   $1,239,373  $14,547,698  $19,398,078   $ 98,349,910
                           ----------  -----------  -----------   ------------
 Units outstanding . . .    1,138,774    1,347,533    1,095,765      2,045,933
                           ----------  -----------  -----------   ------------
 Unit value
  (accumulation) . . . .   $     1.09  $     10.80  $     17.70   $      48.07
                           ==========  ===========  ===========   ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2002


                          SMALL/MID   REAL ESTATE    GROWTH &
                         CAP GROWTH     EQUITY        INCOME        MANAGED
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                         -----------  -----------  ------------  --------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,
  at value . . . . . .   $13,719,279  $20,017,034  $644,825,663   $339,986,244
Policy loans and
 accrued interest
 receivable. . . . . .            --    3,122,721   187,200,364     85,648,549
Receivable from
 portfolio/JHVLICO . .            --           --            --             --
                         -----------  -----------  ------------   ------------
Total assets . . . . .    13,719,279   23,139,755   832,026,027    425,634,793
LIABILITIES
Payable to
 portfolio/JHVLICO . .           201          333         8,214          6,330
Asset charges payable.            --           --            --             --
                         -----------  -----------  ------------   ------------
Total liabilities. . .           201          333         8,214          6,330
                         -----------  -----------  ------------   ------------
                         $13,719,078  $23,139,422  $832,017,813   $425,628,463
                         -----------  -----------  ------------   ------------
NET ASSETS:
 Accumulation units. .   $13,719,078  $23,139,422  $832,017,813   $425,628,463
                         -----------  -----------  ------------   ------------
 Total net assets. . .   $13,719,078  $23,139,422  $832,017,813   $425,628,463
                         -----------  -----------  ------------   ------------
 Units outstanding . .       689,598      221,718     1,526,051      1,374,885
                         -----------  -----------  ------------   ------------
 Unit value
  (accumulation) . . .   $     19.89  $    104.36  $     545.21   $     309.57
                         ===========  ===========  ============   ============




                          SHORT-TERM   SMALL CAP   INTERNATIONAL     EQUITY
                             BOND        EQUITY    OPPORTUNITIES      INDEX
                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                          -----------  ----------  -------------  -------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . . .   $4,122,158   $5,052,324   $5,384,189     $31,862,056
Policy loans and accrued
 interest receivable. .           --           --           --              --
Receivable from
 portfolio/JHVLICO. . .           --           --           --              --
                          ----------   ----------   ----------     -----------
Total assets. . . . . .    4,122,158    5,052,324    5,384,189      31,862,056
LIABILITIES
Payable to
 portfolio/JHVLICO. . .           34           70           72             365
Asset charges payable .           --           --           --              --
                          ----------   ----------   ----------     -----------
Total liabilities . . .           34           70           72             365
                          ----------   ----------   ----------     -----------
                          $4,122,124   $5,052,254   $5,384,117     $31,861,691
                          ----------   ----------   ----------     -----------
NET ASSETS:
 Accumulation units . .   $4,122,124   $5,052,254   $5,384,117     $31,861,691
                          ----------   ----------   ----------     -----------
 Total net assets . . .   $4,122,124   $5,052,254   $5,384,117     $31,861,691
                          ----------   ----------   ----------     -----------
 Units outstanding. . .      263,573      496,130      459,969       1,998,099
                          ----------   ----------   ----------     -----------
 Unit value
  (accumulation). . . .   $    15.64   $    10.18   $    11.71     $     15.95
                          ==========   ==========   ==========     ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2002


                                            EMERGING                SMALL/MID
                                 GLOBAL     MARKETS       BOND         CAP
                                  BOND       EQUITY      INDEX         CORE
                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                               ----------  ----------  ----------  ------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable Series
  Trust I,
  at value . . . . . . . . .   $2,548,322  $2,224,343  $5,357,399   $2,530,913
Policy loans and accrued
 interest receivable . . . .           --          --          --           --
Receivable from
 portfolio/JHVLICO . . . . .           --          --          --           --
                               ----------  ----------  ----------   ----------
Total assets . . . . . . . .    2,548,322   2,224,343   5,357,399    2,530,913
LIABILITIES
Payable to portfolio/JHVLICO           38          27          29           22
Asset charges payable. . . .           --          --          --           --
                               ----------  ----------  ----------   ----------
Total liabilities. . . . . .           38          27          29           22
                               ----------  ----------  ----------   ----------
                               $2,548,284  $2,224,316  $5,357,370   $2,530,891
                               ----------  ----------  ----------   ----------
NET ASSETS:
 Accumulation units. . . . .   $2,548,284  $2,224,316  $5,357,370   $2,530,891
                               ----------  ----------  ----------   ----------
 Total net assets. . . . . .   $2,548,284  $2,224,316  $5,357,370   $2,530,891
                               ----------  ----------  ----------   ----------
 Units outstanding . . . . .      176,165     254,803     415,500      199,892
                               ----------  ----------  ----------   ----------
 Unit value (accumulation) .   $    14.47  $     8.73  $    12.89   $    12.66
                               ==========  ==========  ==========   ==========




                                                     BRANDES        FRONTIER
                         HIGH YIELD    TURNER     INTERNATIONAL     CAPITAL
                            BOND     CORE GROWTH     EQUITY       APPRECIATION
                         SUBACCOUNT  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                         ----------  -----------  -------------  --------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . .    $1,774,777   $     --      $     --       $       --
 Outside Trust, at
  value. . . . . . . .           --    268,400       825,226        1,053,775
Policy loans and
 accrued interest
 receivable. . . . . .           --         --            --               --
Receivable from
 portfolio/JHVLICO. .            --         --            --               --
                         ----------   --------      --------       ----------
Total assets. . . . .     1,774,777    268,400       825,226        1,053,775
LIABILITIES
Payable to
 portfolio/JHVLICO. .            14          4            13               15
Asset charges payable.           --         --            --               --
                         ----------   --------      --------       ----------
Total liabilities. . .           14          4            13               15
                         ----------   --------      --------       ----------
                         $1,774,763   $268,396      $825,213       $1,053,760
                         ----------   --------      --------       ----------
NET ASSETS:
 Accumulation units. .   $1,774,763   $268,396      $825,213       $1,053,760
                         ----------   --------      --------       ----------
 Total net assets. . .   $1,774,763   $268,396      $825,213       $1,053,760
                         ----------   --------      --------       ----------
 Units outstanding. .       202,864     18,470        52,923           53,973
                         ----------   --------      --------       ----------
 Unit value
  (accumulation). . .    $     8.75   $  14.53      $  15.59       $    19.52
                         ==========   ========      ========       ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2002


                            CLIFTON     LARGE CAP                    AIM V.I.
                           ENHANCED     AGGRESSIVE    FUNDAMENTAL    PREMIER
                          U.S. EQUITY     GROWTH        GROWTH        EQUITY
                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                          -----------  ------------  ------------  ------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . . .    $      --        240,499     319,632     $       --
 Outside Trust, at value     160,549             --          --      1,190,813
Policy loans and accrued
 interest receivable. .           --             --          --             --
Receivable from
 portfolio/JHVLICO. . .           --             --          --             --
                           ---------   ------------   ---------     ----------
Total assets. . . . . .      160,549        240,499     319,632      1,190,813
LIABILITIES
Payable to
 portfolio/JHVLICO. . .            3             --          --             --
Asset charges payable .           --             --          --             --
                           ---------   ------------   ---------     ----------
Total liabilities . . .            3             --          --             --
                           ---------   ------------   ---------     ----------
                           $ 160,546    $   240,499    $319,632     $1,190,813
                           ---------   ------------   ---------     ----------
NET ASSETS:
 Accumulation units . .    $ 160,546    $   240,499    $319,632     $1,190,813
                           ---------   ------------   ---------     ----------
 Total net assets . . .    $ 160,546    $   240,499    $319,632     $1,190,813
                           ---------   ------------   ---------     ----------
 Units outstanding. . .       17,851         36,101      39,064         50,948
                           ---------   ------------   ---------     ----------
 Unit value
  (accumulation). . . .    $    8.99    $      6.66    $   8.18     $    23.37
                           =========   ============   =========     ==========




                             FIDELITY     FIDELITY   JANUS ASPEN   JANUS ASPEN
                                VIP         VIP        GLOBAL       WORLDWIDE
                              GROWTH     CONTRAFUND  TECHNOLOGY      GROWTH
                            SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                            -----------  ----------  -----------  -------------
ASSETS
Investment in shares of
 portfolios of:
 Outside Trust, at value.     1,606,263  $1,719,344     370,883       623,975
Policy loans and accrued
 interest receivable. . .            --          --          --            --
Receivable from
 portfolio/JHVLICO. . . .            --          --          --            --
                            -----------  ----------   ---------     ---------
Total assets. . . . . . .     1,606,263   1,719,344     370,883       623,975
LIABILITIES
Payable to
 portfolio/JHVLICO. . . .            --          --          --            --
Asset charges payable . .            --          --          --            --
                            -----------  ----------   ---------     ---------
Total liabilities . . . .            --          --          --            --
                            -----------  ----------   ---------     ---------
                             $1,606,263  $1,719,344    $370,883      $623,975
                            -----------  ----------   ---------     ---------
NET ASSETS:
 Accumulation units . . .    $1,606,263  $1,719,344    $370,883      $623,975
                            -----------  ----------   ---------     ---------
 Total net assets . . . .    $1,606,263  $1,719,344    $370,883      $623,975
                            -----------  ----------   ---------     ---------
 Units outstanding. . . .        28,033      62,755     124,602       111,572
                            -----------  ----------   ---------     ---------
 Unit value (accumulation)   $    57.30  $    27.40    $   2.98      $   5.59
                            ===========  ==========   =========     =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2002


                         MFS NEW      TEMPLETON    V.A. RELATIVE   V.A. FINANCIAL
                        DISCOVERY   INTERNATIONAL      VALUE         INDUSTRIES
                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                        ----------  -------------  -------------  ----------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock
  Declaration Trust,
  at value. . . . . .    $     --     $     --       $307,308         $372,810
 Outside Trust, at
  value . . . . . . .     560,289       99,772             --               --
Policy loans and
 accrued interest
 receivable . . . . .          --           --             --               --
Receivable from
 portfolio/JHVLICO. .          --           --             --               --
                         --------     --------       --------         --------
Total assets. . . . .     560,289       99,772        307,308          372,810
LIABILITIES
Payable to
 portfolio/JHVLICO. .          --           --             --               --
Asset charges payable          --           --             --               --
                         --------     --------       --------         --------
Total liabilities . .          --           --             --               --
                         --------     --------       --------         --------
                         $560,289     $ 99,772       $307,308         $372,810
                         --------     --------       --------         --------
NET ASSETS:
 Accumulation units .    $560,289     $ 99,772       $307,308         $372,810
                         --------     --------       --------         --------
 Total net assets . .    $560,289     $ 99,772       $307,308         $372,810
                         --------     --------       --------         --------
 Units outstanding. .      42,067        4,797         26,439           26,431
                         --------     --------       --------         --------
 Unit value
  (accumulation). . .    $  13.32     $  20.80       $  11.62         $  14.11
                         ========     ========       ========         ========




                        V.A. STRATEGIC     HEALTH       INTERNATIONAL    LARGE CAP
                            INCOME      SCIENCES FUND  OPPORTUNITIES B   VALUE CORE
                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                        --------------  -------------  ---------------  ------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock
  Declaration Trust,
  at value. . . . . .      $90,244        $     --         $    --        $     --
 John Hancock Variable
  Series Trust I,
  at value. . . . . .           --         466,518          96,506         382,357
Policy loans and
 accrued interest
 receivable . . . . .           --              --              --              --
Receivable from
 portfolio/JHVLICO. .           55              --              --              --
                           -------        --------         -------        --------
Total assets. . . . .       90,299         466,518          96,506         382,357
LIABILITIES
Payable to
 portfolio/JHVLICO. .           --              --              --              --
Asset charges payable           --              --              --              --
                           -------        --------         -------        --------
Total liabilities . .           --              --              --              --
                           -------        --------         -------        --------
                           $90,299        $466,518         $96,506        $382,357
                           -------        --------         -------        --------
NET ASSETS:
 Accumulation units .      $90,299        $466,518         $96,506        $382,357
                           -------        --------         -------        --------
 Total net assets . .      $90,299        $466,518         $96,506        $382,357
                           -------        --------         -------        --------
 Units outstanding. .        6,429          56,100          12,630          39,823
                           -------        --------         -------        --------
 Unit value
  (accumulation). . .      $ 14.05        $   8.32         $  7.64        $   9.60
                           =======        ========         =======        ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2002


                           FUNDAMENTAL  SMALL CAP    AIM V.I     MFS INVESTORS
                              VALUE       VALUE       GROWTH     GROWTH STOCK
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,
  at value . . . . . . .     7,864,783  $2,763,008   $     --             --
 Outside Trust, at value                              170,204        177,448
Policy loans and accrued
 interest receivable . .            --          --         --             --
Receivable from
 portfolio/JHVLICO . . .            --          --         --             --
                           -----------  ----------   --------      ---------
Total assets . . . . . .     7,864,783   2,763,008    170,204        177,448
LIABILITIES
Payable to
 portfolio/JHVLICO . . .           105          --         --             --
Asset charges payable. .            --          --         --             --
                           -----------  ----------   --------      ---------
Total liabilities. . . .           105          --         --             --
                           -----------  ----------   --------      ---------
                            $7,864,678  $2,763,008   $170,204       $177,448
                           -----------  ----------   --------      ---------
NET ASSETS:
 Accumulation units. . .    $7,864,678  $2,763,008   $170,204       $177,448
                           -----------  ----------   --------      ---------
 Total net assets. . . .    $7,864,678  $2,763,008   $170,204       $177,448
                           -----------  ----------   --------      ---------
 Units outstanding . . .       574,074     153,504     10,367         21,662
                           -----------  ----------   --------      ---------
 Unit value
  (accumulation) . . . .    $    13.70  $    18.00   $  16.42       $   8.19
                           ===========  ==========   ========      =========




                                                    FIDELITY VIP    AIM V.I.
                                                      OVERSEAS       CAPITAL
                                      MFS RESEARCH     EQUITY      DEVELOPMENT
                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                      ------------  ------------  -------------
ASSETS
Investment in shares of portfolios
 of:
 Outside Trust, at value. . . . . .      120,373       $  494         $ 282
Policy loans and accrued interest
 receivable . . . . . . . . . . . .           --           --            --
Receivable from portfolio/JHVLICO .           --           --            --
                                       ---------       ------         -----
Total assets. . . . . . . . . . . .      120,373          494           282
LIABILITIES
Payable to portfolio/JHVLICO. . . .           --           --            --
Asset charges payable . . . . . . .           --           --            --
                                       ---------       ------         -----
Total liabilities . . . . . . . . .           --           --            --
                                       ---------       ------         -----
                                        $120,373       $  494         $ 282
                                       ---------       ------         -----
NET ASSETS:
 Accumulation units . . . . . . . .     $120,373       $  494         $ 282
                                       ---------       ------         -----
 Total net assets . . . . . . . . .     $120,373       $  494         $ 282
                                       ---------       ------         -----
 Units outstanding. . . . . . . . .        7,559           21            31
                                       ---------       ------         -----
 Unit value (accumulation). . . . .     $  15.92       $23.52         $9.10
                                       =========       ======         =====



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENTS OF OPERATIONS

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                          LARGE CAP GROWTH SUBACCOUNT
                                  ---------------------------------------------
                                      2002           2001            2000
                                  -------------  -------------  ---------------
Investment income:
 Dividends. . . . . . . . . . .   $    190,685   $    215,685    $ 21,798,840
 Interest on policy loans . . .        794,068      1,732,312       1,608,804
                                  ------------   ------------    ------------
Total investment income . . . .        984,753      1,947,997      23,407,644
Expenses:
 Mortality and expense risks. .        342,198        772,251       1,025,547
                                  ------------   ------------    ------------
Net investment income (loss). .        642,555      1,175,746      22,382,097
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
 of portfolio shares  . . . . .       (968,123)       122,209       6,354,615
 Realized gain distributions. .             --             --              --
                                  ------------   ------------    ------------
Realized gains (losses) . . . .       (968,123)       122,209       6,354,615
Change in unrealized
 depreciation during the period    (19,053,520)   (24,654,732)    (58,311,265)
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting
 from operations. . . . . . . .   $(19,379,088)  $(23,356,777)   $(29,574,553)
                                  ============   ============    ============




                                               ACTIVE BOND SUBACCOUNT
                                       ----------------------------------------
                                           2002         2001          2000
                                       ------------  -----------  -------------
Investment income:
 Dividends . . . . . . . . . . . . .   $ 6,865,842   $14,709,310   $15,313,198
 Interest on policy loans. . . . . .     2,291,397     4,683,009     4,341,054
                                       -----------   -----------   -----------
Total investment income  . . . . . .     9,157,239    19,392,319    19,654,252
Expenses:
 Mortality and expense risks . . . .       541,350     1,083,905     1,538,692
                                       -----------   -----------   -----------
Net investment income. . . . . . . .     8,615,889    18,308,414    18,115,560
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
 portfolio shares  . . . . . . . . .      (275,196)      254,697       234,368
 Realized gain distributions . . . .            --            --            --
                                       -----------   -----------   -----------
Realized gains (losses). . . . . . .      (275,196)      254,607       234,368
Change in unrealized appreciation
 (depreciation) during the period. .    (2,005,890)    2,474,513     7,954,643
                                       -----------   -----------   -----------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $ 6,334,803   $21,037,534   $26,304,571
                                       ===========   ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                      INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                     ------------------------------------------
                                        2002          2001           2000
                                     ------------  ------------  --------------
Investment income:
 Dividends . . . . . . . . . . . .   $   162,399   $   309,473    $ 1,214,298
 Interest on policy loans. . . . .       104,232       225,868        219,642
                                     -----------   -----------    -----------
Total investment income  . . . . .       266,631       535,341      1,433,940
Expenses:
 Mortality and expense risks . . .        56,277       124,010        177,404
                                     -----------   -----------    -----------
Net investment income. . . . . . .       210,354       411,331      1,256,536
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
 portfolio shares  . . . . . . . .    (2,380,751)   (1,233,213)       527,088
 Realized gain distributions . . .            --         2,355             --
                                     -----------   -----------    -----------
Realized gains (losses). . . . . .    (2,380,751)   (1,230,858)       527,088
Change in unrealized appreciation
 (depreciation) during
 the period. . . . . . . . . . . .     2,292,143    (3,559,869)    (7,357,143)
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations.   $   121,746   $(4,379,396)   $(5,573,519)
                                     ===========   ===========    ===========




                                           SMALL CAP GROWTH SUBACCOUNT
                                     ------------------------------------------
                                         2002          2001           2000
                                     ------------  ------------  --------------
Investment income:
 Dividends . . . . . . . . . . . .   $        --   $        --    $ 1,131,699
                                     -----------   -----------    -----------
Total investment income  . . . . .            --            --      1,131,699
Expenses:
 Mortality and expense risks . . .        31,431        62,004         81,409
                                     -----------   -----------    -----------
Net investment income (loss) . . .       (31,431)      (62,004)     1,050,290
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . .    (1,744,789)   (3,273,803)     2,288,594
 Realized gain distributions . . .            --            --             --
                                     -----------   -----------    -----------
Realized gains (losses). . . . . .    (1,744,789)   (3,273,803)     2,288,594
Change in unrealized appreciation
 (depreciation) during
 the period. . . . . . . . . . . .      (713,130)    1,819,951     (6,989,013)
                                     -----------   -----------    -----------
Net decrease in net assets
 resulting from operations . . . .   $(2,489,350)  $(1,515,856)   $(3,650,129)
                                     ===========   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                       GLOBAL BALANCED SUBACCOUNT
                           ----------------------------------------------------
                                2002             2001               2000
                           ---------------  ---------------  ------------------
Investment income:
 Dividends . . . . . . .   $        8,875   $       12,566    $        46,847
                           --------------   --------------    ---------------
Total investment income.            8,875           12,566             46,847
Expenses:
 Mortality and expense
  risks. . . . . . . . .            2,598            5,525              5,955
                           --------------   --------------    ---------------
Net investment income. .            6,277            7,041             40,892
Realized gains (losses)
 on investments:
 Realized losses on sale
  of portfolio shares. .          (23,275)        (109,568)           (15,033)
 Realized gain
  distributions. . . . .               --               --                 --
                           --------------   --------------    ---------------
Realized losses. . . . .          (23,275)        (109,568)           (15,033)
Change in unrealized
 appreciation
 (depreciation) during
 the period. . . . . . .          (19,259)          20,142           (129,800)
                           --------------   --------------    ---------------
Net decrease in net
 assets resulting from
 operations. . . . . . .   $      (36,257)  $      (82,385)   $      (103,941)
                           ==============   ==============    ===============




                                           MULTI CAP GROWTH SUBACCOUNT
                                    -------------------------------------------
                                        2002          2001           2000
                                    ------------  ------------  ---------------
Investment income:
 Dividends. . . . . . . . . . . .   $        --   $        --    $  3,159,846
                                    -----------   -----------    ------------
Total investment income . . . . .            --            --       3,159,846
Expenses:
 Mortality and expense risks. . .        38,227        90,412         146,991
                                    -----------   -----------    ------------
Net investment income (loss). . .       (38,227)      (90,412)      3,012,855
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . . .    (6,772,041)   (7,541,959)      3,196,857
 Realized gain distributions. . .            --            --              --
                                    -----------   -----------    ------------
Realized gains (losses) . . . . .    (6,772,041)   (7,541,959)      3,196,857
Change in unrealized appreciation
 (depreciation) during
 the period . . . . . . . . . . .     2,208,279      (447,654)    (17,335,527)
                                    -----------   -----------    ------------
Net decrease in net assets
 resulting from operations. . . .   $(4,601,989)  $(8,080,025)   $(11,125,815)
                                    ===========   ===========    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                             LARGE CAP VALUE SUBACCOUNT
                                       ----------------------------------------
                                           2002          2001          2000
                                       ------------  ------------  ------------
Investment income:
 Dividends . . . . . . . . . . . . .   $   122,368   $   190,984    $  566,072
 Interest on policy loans. . . . . .            --            --            --
                                       -----------   -----------    ----------
Total investment income  . . . . . .       122,368       190,984       566,072
Expenses:
 Mortality and expense risks . . . .        38,880        63,477        62,777
                                       -----------   -----------    ----------
Net investment income. . . . . . . .        83,488       127,507       503,295
Realized gains on investments:
 Realized gains on sale of portfolio
  shares . . . . . . . . . . . . . .        48,138       215,945       126,864
 Realized gain distributions . . . .            --       207,817            --
                                       -----------   -----------    ----------
Realized gains . . . . . . . . . . .        48,138       423,762       126,864
Change in unrealized appreciation
 (depreciation) during
 the period. . . . . . . . . . . . .    (1,010,755)     (350,171)      660,671
                                       -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . .   $  (879,129)  $   201,098    $1,290,830
                                       ===========   ===========    ==========




                                                MONEY MARKET SUBACCOUNT
                                          -------------------------------------
                                             2002         2001         2000
                                          -----------  ----------  ------------
Investment income:
 Dividends. . . . . . . . . . . . . . .   $  638,942   $2,724,130   $3,772,237
 Interest on policy loans . . . . . . .      518,130    1,043,435    1,003,512
                                          ----------   ----------   ----------
Total investment income . . . . . . . .    1,157,072    3,767,565    4,775,749
Expenses:
 Mortality and expense risks. . . . . .      226,766      450,313      420,783
                                          -----------  ----------  -----------
Net investment income . . . . . . . . .      930,306    3,317,252    4,354,966
Realized gains (losses) on investments:
 Realized losses on sale of portfolio
  shares  . . . . . . . . . . . . . . .       (1,548)          --           --
 Realized gain distributions. . . . . .           --           --           --
                                          ----------   ----------   ----------
Realized losses . . . . . . . . . . . .       (1,548)          --           --
Change in unrealized appreciation
 (depreciation) during
 the period . . . . . . . . . . . . . .           --           --           --
                                          ----------   ----------   ----------
Net increase in net assets resulting
 from operations. . . . . . . . . . . .   $  928,758   $3,317,252   $4,354,966
                                          ==========   ==========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                          SMALL/MID CAP GROWTH SUBACCOUNT
                                       ----------------------------------------
                                           2002         2001          2000
                                       ------------  -----------  -------------
Investment income:
 Dividends . . . . . . . . . . . . .   $        --   $       --    $1,332,009
                                       -----------   ----------    ----------
Total investment income. . . . . . .            --           --     1,332,009
Expenses:
 Mortality and expense risks . . . .        37,828       73,257        75,233
                                       -----------   ----------    ----------
Net investment income (loss) . . . .       (37,828)     (73,257)    1,256,776
Realized gains (losses) on
 investments:
 Realized losses on sale of portfolio
  shares . . . . . . . . . . . . . .      (294,224)    (981,468)     (293,946)
 Realized gain distributions . . . .            --           --            --
                                       -----------   ----------    ----------
Realized losses. . . . . . . . . . .      (294,224)    (981,468)     (293,946)
Change in unrealized appreciation
 (depreciation) during
 the period. . . . . . . . . . . . .    (1,145,822)   1,362,634        32,687
                                       -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . .   $(1,477,874)  $  307,909    $  995,517
                                       ===========   ==========    ==========




                                            REAL ESTATE EQUITY SUBACCOUNT
                                         --------------------------------------
                                            2002        2001          2000
                                         ----------  -----------  -------------
Investment income:
 Dividends . . . . . . . . . . . . . .   $  371,732  $  612,991    $1,252,411
 Interest on policy loans. . . . . . .       96,328     173,091       145,455
                                         ----------  ----------    ----------
Total investment income  . . . . . . .      468,060     786,082     1,397,866
Expenses:
 Mortality and expense risks . . . . .       53,224      89,641        84,516
                                         ----------  ----------    ----------
Net investment income. . . . . . . . .      414,836     696,441     1,313,350
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .      149,132     556,692      (982,035)
 Realized gain distributions . . . . .           --     474,775            --
                                         ----------  ----------    ----------
Realized gains (losses). . . . . . . .      149,132   1,031,467      (982,305)
Change in unrealized appreciation
 (depreciation) during
 the period. . . . . . . . . . . . . .    1,417,620    (743,344)    3,101,113
                                         ----------  ----------    ----------
Net increase in net assets resulting
 from operations . . . . . . . . . . .   $1,981,588  $  984,564    $3,432,428
                                         ==========  ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                         GROWTH & INCOME SUBACCOUNT
                                -----------------------------------------------
                                    2002            2001             2000
                                -------------  --------------  ----------------
Investment income:
 Dividends. . . . . . . . . .   $  2,344,487   $   3,764,101    $ 168,501,199
 Interest on policy loans . .      6,828,840      14,623,249       14,341,628
                                ------------   -------------    -------------
Total investment income . . .      9,173,327      18,387,350      182,842,827
Expenses:
 Mortality and expense risks.      1,548,956       3,388,451        6,264,243
                                ------------   -------------    -------------
Net investment income . . . .      7,624,371      14,998,899      176,578,584
Realized gains on investments:
 Realized gains on sale of
  portfolio shares  . . . . .      1,189,800       7,486,424       29,822,980
 Realized gain distributions.             --              --               --
                                ------------   -------------    -------------
Realized gains. . . . . . . .      1,189,800       7,486,424       29,822,980
Change in unrealized
 depreciation during the
 period . . . . . . . . . . .    (86,564,552)   (148,114,482)    (334,928,257)
                                ------------   -------------    -------------
Net decrease in net assets
 resulting from operations. .   $(77,750,381)  $(125,629,159)   $(128,526,693)
                                ============   =============    =============




                                              MANAGED SUBACCOUNT
                                  ---------------------------------------------
                                      2002           2001            2000
                                  -------------  -------------  ---------------
Investment income:
 Dividends. . . . . . . . . . .   $  2,989,490   $  7,964,491    $ 43,384,453
 Interest on policy loans . . .      3,011,698      6,348,980       5,738,215
                                  ------------   ------------    ------------
Total investment income . . . .      6,001,188     14,313,471      49,122,668
Expenses:
 Mortality and expense risks. .      1,196,211      2,551,441       2,689,090
                                  ------------   ------------    ------------
Net investment income . . . . .      4,804,977     11,762,030      46,433,578
Realized gains on investments:
 Realized gains on sale of
  portfolio shares. . . . . . .      2,013,385      5,262,599       6,751,143
 Realized gain distributions. .             --      1,933,616              --
                                  ------------   ------------    ------------
Realized gains. . . . . . . . .      2,013,385      7,196,215       6,751,143
Change in unrealized
 depreciation during the period    (33,734,669)   (26,272,548)    (50,083,997)
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .   $(26,916,307)  $ (7,313,303)   $  3,100,724
                                  ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                          SHORT-TERM BOND SUBACCOUNT
                                 ----------------------------------------------
                                      2002           2001            2000
                                 --------------  ------------  ----------------
Investment income:
 Dividends . . . . . . . . . .   $      81,745   $    115,661   $      67,797
                                 -------------   ------------   -------------
Total investment income  . . .          81,745        115,661          67,797
Expenses:
 Mortality and expense risks .           5,979          9,963           6,381
                                 -------------   ------------   -------------
Net investment income. . . . .          75,766        105,698          61,416
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares . .          18,113         13,263         (16,575)
 Realized gain distributions .              --             --              --
                                 -------------   ------------   -------------
Realized gains (losses). . . .          18,113         13,263         (16,575)
Change in unrealized
 appreciation (depreciation)
 during the period . . . . . .         (11,592)        23,040          35,100
                                 -------------   ------------   -------------
Net increase in net assets
 resulting from operations . .   $      82,287   $    142,001   $      79,941
                                 =============   ============   =============




                                              SMALL CAP EQUITY SUBACCOUNT
                                           ------------------------------------
                                              2002        2001         2000
                                           ----------  ----------  ------------
Investment income:
 Dividends . . . . . . . . . . . . . . .   $      --   $   2,608    $ 274,220
                                           ---------   ---------    ---------
Total investment income  . . . . . . . .          --       2,608      274,220
Expenses:
 Mortality and expense risks . . . . . .      11,764      20,054       26,554
                                           ---------   ---------    ---------
Net investment income (loss) . . . . . .     (11,764)    (17,446)     247,666
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . . .     274,862    (965,308)    (493,450)
 Realized gain distributions . . . . . .          --          --           --
                                           ---------   ---------    ---------
Realized gains (losses). . . . . . . . .     274,862    (965,308)    (493,450)
Change in unrealized appreciation
 (depreciation) during the period. . . .    (811,291)    833,167     (206,562)
                                           ---------   ---------    ---------
Net decrease in net assets resulting from
 operations. . . . . . . . . . . . . . .   $(548,193)  $(149,587)   $(452,346)
                                           =========   =========    =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                    INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                  ---------------------------------------------
                                       2002            2001           2000
                                  ---------------  ------------  --------------
Investment income:
 Dividends. . . . . . . . . . .   $       19,341   $    36,326    $   305,866
                                  --------------   -----------    -----------
Total investment income . . . .           19,341        36,326        305,866
Expenses:
 Mortality and expense risks. .           12,476        25,702         34,912
                                  --------------   -----------    -----------
Net investment income . . . . .            6,865        10,624        270,954
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . .          168,652    (1,827,992)       116,886
 Realized gain distributions. .               --            --             --
                                  --------------   -----------    -----------
Realized gains (losses) . . . .          168,652    (1,827,992)       116,886
Change in unrealized
 appreciation (depreciation)
 during the period. . . . . . .         (365,512)      631,002     (1,564,313)
                                  --------------   -----------    -----------
Net decrease in net assets
 resulting from operations. . .   $     (189,995)  $(1,186,366)   $(1,176,473)
                                  ==============   ===========    ===========




                                             EQUITY INDEX SUBACCOUNT
                                     ------------------------------------------
                                         2002          2001           2000
                                     ------------  ------------  --------------
Investment income:
 Dividends . . . . . . . . . . . .   $   212,039   $   322,638    $ 1,338,163
                                     -----------   -----------    -----------
Total investment income  . . . . .       212,039       322,638      1,338,163
Expenses:
 Mortality and expense risks . . .        71,203       145,488        149,460
                                     -----------   -----------    -----------
Net investment income. . . . . . .       140,836       177,150      1,188,703
Realized gains on investments:
 Realized gains on sale of
  portfolio shares . . . . . . . .        12,198       699,429        946,085
 Realized gain distributions . . .            --       949,581             --
                                     -----------   -----------    -----------
Realized gains . . . . . . . . . .        12,198     1,649,010        946,085
Change in unrealized depreciation
 during the period . . . . . . . .    (4,922,274)   (5,391,314)    (4,757,606)
                                     -----------   -----------    -----------
Net decrease in net assets
 resulting from operations . . . .   $(4,769,240)  $(3,565,154)   $(2,622,818)
                                     ===========   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                                GLOBAL BOND SUBACCOUNT
                                         --------------------------------------
                                            2002         2001         2000
                                         -----------  ----------  -------------
Investment income:
 Dividends . . . . . . . . . . . . . .   $       --   $  91,109    $  108,920
                                         ----------   ---------    ----------
Total investment income  . . . . . . .           --      91,109       108,920
Expenses:
 Mortality and expense risks . . . . .        6,079      11,401         9,893
                                         ----------   ---------    ----------
Net investment income (loss) . . . . .       (6,079)     79,708        99,027
Realized gains (losses) on investments:
 Realized losses on sale of portfolio
  shares . . . . . . . . . . . . . . .      (17,240)    (18,675)      (44,965)
 Realized gain distributions . . . . .           --          --            --
                                         ----------   ---------    ----------
Realized losses. . . . . . . . . . . .      (17,240)    (18,675)      (44,965)
Change in unrealized appreciation
 (depreciation) during the period. . .      216,831    (112,702)      134,921
                                         ----------   ---------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .   $  193,512   $ (51,669)   $  188,983
                                         ==========   =========    ==========




                                         EMERGING MARKETS EQUITY SUBACCOUNT
                                        --------------------------------------
                                           2002         2001          2000
                                        -----------  -----------  ------------
Investment income:
 Dividends. . . . . . . . . . . . . .   $   2,975    $   3,632     $  93,492
                                        ---------    ---------     ---------
Total investment income . . . . . . .       2,975        3,632        93,492
Expenses:
 Mortality and expense risks. . . . .       3,937        6,658         6,624
                                        ---------    ---------     ---------
Net investment income (loss). . . . .        (962)      (3,026)       86,868
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . .     175,485     (350,867)     (444,667)
 Realized gain distributions. . . . .          --           --            --
                                        ---------    ---------     ---------
Realized gains (losses) . . . . . . .     175,485     (350,867)     (444,667)
Change in unrealized appreciation
 (depreciation) during the period . .    (128,722)     250,077      (303,818)
                                        ---------    ---------     ---------
Net increase (decrease) in net assets
 resulting from operations. . . . . .   $  45,801    $(103,816)    $(661,617)
                                        =========    =========     =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                                  BOND INDEX SUBACCOUNT
                                            -----------------------------------
                                               2002       2001         2000
                                            ----------  ---------  ------------
Investment income:
 Dividends. . . . . . . . . . . . . . . .   $ 124,842   $110,178    $  53,609
                                            ---------   --------    ---------
Total investment income . . . . . . . . .     124,842    110,178       53,609
Expenses:
 Mortality and expense risks. . . . . . .       4,856      7,046        4,506
                                            ---------   --------    ---------
Net investment income . . . . . . . . . .     119,986    103,132       49,103
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . . . .      17,442     29,627       (7,112)
 Realized gain distributions. . . . . . .          --      5,332           --
                                            ---------   --------    ---------
Realized gains (losses) . . . . . . . . .      17,442     34,959       (7,112)
Change in unrealized appreciation
 (depreciation) during the period . . . .      11,620    (29,500)      49,798
                                            ---------   --------    ---------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .   $ 149,048   $108,591    $  91,789
                                            =========   ========    =========




                                              SMALL/MID CAP CORE SUBACCOUNT
                                             ----------------------------------
                                                2002       2001        2000
                                             ----------  ---------  -----------
Investment income:
 Dividends . . . . . . . . . . . . . . . .   $   2,772   $  3,830    $ 17,081
                                             ---------   --------    --------
Total investment income. . . . . . . . . .       2,772      3,830      17,081
Expenses:
 Mortality and expense risks . . . . . . .       2,545      2,553       1,144
                                             ---------   --------    --------
Net investment income. . . . . . . . . . .         227      1,277      15,937
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . . . .      90,227    (52,457)     10,460
 Realized gain distributions . . . . . . .          --         --          --
                                             ---------   --------    --------
Realized gains (losses). . . . . . . . . .      90,227    (52,457)     10,460
Change in unrealized appreciation
 (depreciation) during the period. . . . .    (152,450)    88,695     (24,998)
                                             ---------   --------    --------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $ (61,946)  $ 37,515    $  1,399
                                             =========   ========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                               HIGH YIELD BOND SUBACCOUNT
                                           ------------------------------------
                                              2002        2001         2000
                                           ----------  ----------  ------------
Investment income:
 Dividends . . . . . . . . . . . . . . .   $  86,667   $  78,123    $  24,017
                                           ---------   ---------    ---------
Total investment income  . . . . . . . .      86,667      78,123       24,017
Expenses:
 Mortality and expense risks . . . . . .       2,811       3,321        1,530
                                           ---------   ---------    ---------
Net investment income. . . . . . . . . .      83,856      74,802       22,487
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . . .      15,752    (120,786)     (12,103)
 Realized gain distributions . . . . . .          --          --           --
                                           ---------   ---------    ---------
Realized gains (losses). . . . . . . . .      15,752    (120,786)     (12,103)
Change in unrealized appreciation
 (depreciation) during the period. . . .    (179,860)     38,089      (40,003)
                                           ---------   ---------    ---------
Net decrease in net assets resulting from
 operations. . . . . . . . . . . . . . .   $ (80,252)  $  (7,895)   $ (29,619)
                                           =========   =========    =========




                                              TURNER CORE GROWTH SUBACCOUNT
                                            -----------------------------------
                                              2002        2001         2000
                                            ---------  ----------  ------------
Investment income:
 Dividends. . . . . . . . . . . . . . . .   $     --   $     313    $  55,829
                                            --------   ---------    ---------
Total investment income . . . . . . . . .         --         313       55,829
Expenses:
 Mortality and expense risks. . . . . . .        796       1,894        2,974
                                            --------   ---------    ---------
Net investment income (loss). . . . . . .       (796)     (1,581)      52,885
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares. . . . . . . . . . . .    (20,286)    (77,189)     102,027
 Realized gain distributions. . . . . . .         --          --           --
                                            --------   ---------    ---------
Realized gains (losses) . . . . . . . . .    (20,286)    (77,189)     102,027
Change in unrealized depreciation during
 the period . . . . . . . . . . . . . . .    (33,994)    (22,334)    (208,949)
                                            --------   ---------    ---------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .   $(55,076)  $(101,104)   $ (54,067)
                                            ========   =========    =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                   -------------------------------------------
                                        2002           2001           2000
                                   --------------  ------------  -------------
Investment income:
 Dividends . . . . . . . . . . .    $       457     $   8,474      $  60,386
                                    -----------     ---------      ---------
Total investment income  . . . .            457         8,474         60,386
Expenses:
 Mortality and expense risks . .          2,330         3,484          3,755
                                    -----------     ---------      ---------
Net investment income (loss) . .         (1,873)        4,990         56,631
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares  . . . . .           (527)       79,134         20,196
 Realized gain distributions . .             --        25,191             --
                                    -----------     ---------      ---------
Realized gains (losses). . . . .           (527)      104,325         20,196
Change in unrealized appreciation
 (depreciation)
 during the period . . . . . . .         10,072      (189,182)       (44,043)
                                    -----------     ---------      ---------
Net increase (decrease) in net
 assets resulting from operations   $     7,672     $ (79,867)     $  32,784
                                    ===========     =========      =========




                                    FRONTIER CAPITAL APPRECIATION SUBACCOUNT
                                    -----------------------------------------
                                        2002          2001           2000
                                    -------------  -----------  -------------
Investment income:
 Dividends. . . . . . . . . . . .    $      --      $    --       $ 222,682
                                     ---------      -------       ---------
Total investment income . . . . .           --           --         222,682
Expenses:
 Mortality and expense risks. . .        2,749        4,417           5,316
                                     ---------      -------       ---------
Net investment income (loss). . .       (2,749)      (4,417)        217,366
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . . .      (12,740)      18,292         142,388
 Realized gain distributions. . .           --        6,709              --
                                     ---------      -------       ---------
Realized gains (losses) . . . . .      (12,740)      25,001         142,388
Change in unrealized depreciation
 during the period. . . . . . . .     (134,761)      (8,462)       (339,964)
                                     ---------      -------       ---------
Net increase (decrease) in net
 assets resulting from operations    $(150,250)     $12,122       $  19,790
                                     =========      =======       =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                     CLIFTON ENHANCED U.S. EQUITY SUBACCOUNT
                                    -------------------------------------------
                                        2002           2001           2000
                                    -------------  ------------  --------------
Investment income:
 Dividends. . . . . . . . . . . .     $     --       $ 2,353        $ 2,267
                                      --------       -------        -------
Total investment income . . . . .           --         2,353          2,267
Expenses:
 Mortality and expense risks. . .          339           290            103
                                      --------       -------        -------
Net investment income (loss). . .         (339)        2,063          2,164
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares  . . . . . . .       (2,211)       (1,090)          (203)
 Realized gain distributions. . .           --            --             --
                                      --------       -------        -------
Realized losses . . . . . . . . .       (2,211)       (1,090)          (203)
Change in unrealized depreciation
 during the period. . . . . . . .      (20,534)       (8,459)        (3,480)
                                      --------       -------        -------
Net decrease in net assets
 resulting from operations. . . .     $(23,084)      $(7,486)       $(1,519)
                                      ========       =======        =======




                                     LARGE CAP AGGRESSIVE GROWTH SUBACCOUNT
                                    ------------------------------------------
                                        2002           2001          2000*
                                    -------------  ------------  -------------
Investment income:
 Dividends. . . . . . . . . . . .     $     --       $    --         $ 104
                                      --------       -------         -----
Total investment income . . . . .           --            --           104
Expenses:
 Mortality and expense risks. . .           --            --            --
                                      --------       -------         -----
Net investment income . . . . . .           --            --           104
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares  . . . . . . .       (5,415)       (8,961)         (105)
 Realized gain distributions. . .           --            --            --
                                      --------       -------         -----
Realized losses . . . . . . . . .       (5,415)       (8,961)         (105)
Change in unrealized appreciation
 (depreciation)
 during the period. . . . . . . .      (43,318)        2,871            18
                                      --------       -------         -----
Net increase (decrease) in net
 assets resulting from operations     $(48,733)      $(6,090)        $  17
                                      ========       =======         =====



* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                               FUNDAMENTAL GROWTH SUBACCOUNT
                                              ---------------------------------
                                                 2002       2001       2000*
                                              ----------  ---------  ----------
Investment income:
 Dividends. . . . . . . . . . . . . . . . .   $      --   $     --    $ 9,207
                                              ---------   --------    -------
Total investment income . . . . . . . . . .          --         --      9,207
Expenses:
 Mortality and expense risks. . . . . . . .          --         --         --
                                              ---------   --------    -------
Net investment income . . . . . . . . . . .          --         --      9,207
Realized gains (losses) on investments:
 Realized losses on sale of portfolio
  shares. . . . . . . . . . . . . . . . . .     (33,908)   (49,628)       (20)
 Realized gain distributions. . . . . . . .          --         --         --
                                              ---------   --------    -------
Realized losses . . . . . . . . . . . . . .     (33,908)   (49,628)       (20)
Change in unrealized depreciation during the
 period . . . . . . . . . . . . . . . . . .     (40,140)   (10,636)    (8,739)
                                              ---------   --------    -------
Net increase (decrease) in net assets
 resulting
 from operations. . . . . . . . . . . . . .   $ (74,048)  $(60,264)   $   448
                                              =========   ========    =======




                                         AIM V.I. PREMIER EQUITY SUBACCOUNT
                                        -------------------------------------
                                            2002         2001         2000*
                                        ------------  -----------  ----------
Investment income:
 Dividends. . . . . . . . . . . . . .    $      --     $  1,133       $ 550
                                         ---------     --------       -----
Total investment income . . . . . . .           --        1,133         550
Expenses:
 Mortality and expense risks. . . . .           --           --          --
                                         ---------     --------       -----
Net investment income . . . . . . . .           --        1,133         550
Realized gains (losses) on
 investments:
 Realized losses on sale of portfolio
  shares  . . . . . . . . . . . . . .      (20,423)     (18,474)         (7)
 Realized gain distributions. . . . .           --       17,192          --
                                         ---------     --------       -----
Realized losses . . . . . . . . . . .      (20,423)      (1,282)         (7)
Change in unrealized depreciation
 during the period. . . . . . . . . .     (262,872)     (19,270)       (709)
                                         ---------     --------       -----
Net decrease in net assets resulting
 from operations. . . . . . . . . . .    $(283,295)    $(19,419)      $(166)
                                         =========     ========       =====



* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                              FIDELITY VIP GROWTH SUBACCOUNT
                                              ---------------------------------
                                                 2002       2001       2000*
                                              ----------  ---------  ----------
Investment income:
 Dividends. . . . . . . . . . . . . . . . .   $   1,842   $     --    $    --
                                              ---------   --------    -------
Total investment income . . . . . . . . . .       1,842         --         --
Expenses:
 Mortality and expense risks. . . . . . . .          --         --         --
                                              ---------   --------    -------
Net investment income . . . . . . . . . . .       1,842         --         --
Realized gains (losses) on investments:
 Realized losses on sale of portfolio
  shares. . . . . . . . . . . . . . . . . .     (51,430)   (33,084)       (20)
 Realized gain distributions. . . . . . . .          --     10,290         --
                                              ---------   --------    -------
Realized losses . . . . . . . . . . . . . .     (51,430)   (22,794)       (20)
Change in unrealized depreciation during the
 period . . . . . . . . . . . . . . . . . .    (299,747)    (2,000)    (1,647)
                                              ---------   --------    -------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $(349,335)  $(24,794)   $(1,667)
                                              =========   ========    =======




                                          FIDELITY VIP CONTRAFUND SUBACCOUNT
                                         -------------------------------------
                                             2002         2001         2000*
                                         ------------  -----------  ----------
Investment income:
 Dividends . . . . . . . . . . . . . .    $  7,823      $   299        $ --
                                          --------      -------        ----
Total investment income  . . . . . . .       7,823          299          --
Expenses:
 Mortality and expense risks . . . . .          --           --          --
                                          --------      -------        ----
Net investment income. . . . . . . . .       7,823          299          --
Realized gains (losses) on investments:
 Realized losses on sale of portfolio
  shares . . . . . . . . . . . . . . .      (5,997)      (5,468)        (10)
 Realized gain distributions . . . . .          --        1,195          --
                                          --------      -------        ----
Realized losses. . . . . . . . . . . .      (5,997)      (4,273)        (10)
Change in unrealized appreciation
 (depreciation) during the period. . .     (27,179)      17,286          60
                                          --------      -------        ----
Net increase (decrease) in net assets
 resulting from operations . . . . . .    $(25,353)     $13,312        $ 50
                                          ========      =======        ====



* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                   JANUS ASPEN GLOBAL TECHNOLOGY SUBACCOUNT
                                  --------------------------------------------
                                       2002           2001           2000*
                                  --------------  -------------  -------------
Investment income:
 Dividends. . . . . . . . . . .     $      --       $    978        $   161
                                    ---------       --------        -------
Total investment income . . . .            --            978            161
Expenses:
 Mortality and expense risks. .            --             --             --
                                    ---------       --------        -------
Net investment income . . . . .            --            978            161
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares  . . . . . .       (23,901)       (13,100)          (328)
 Realized gain distributions. .            --             --             --
                                    ---------       --------        -------
Realized losses . . . . . . . .       (23,901)       (13,100)          (328)
Change in unrealized
 depreciation during the period      (106,250)       (26,650)        (2,171)
                                    ---------       --------        -------
Net decrease in net assets
 resulting from operations. . .     $(130,151)      $(38,772)       $(2,338)
                                    =========       ========        =======




                                     JANUS ASPEN WORLDWIDE GROWTH SUBACCOUNT
                                     ------------------------------------------
                                         2002           2001          2000*
                                     -------------  ------------  -------------
Investment income:
 Dividends . . . . . . . . . . . .     $  1,772      $    721       $    11
                                       --------      --------       -------
Total investment income. . . . . .        1,772           721            11
Expenses:
 Mortality and expense risks . . .           --            --            --
                                       --------      --------       -------
Net investment income. . . . . . .        1,772           721            11
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares . . . . . . . .      (27,819)       (6,832)         (303)
 Realized gain distributions . . .           --            --            --
                                       --------      --------       -------
Realized losses. . . . . . . . . .      (27,819)       (6,832)         (303)
Change in unrealized depreciation
 during the period . . . . . . . .      (58,536)      (24,118)       (1,596)
                                       --------      --------       -------
Net decrease in net assets
 resulting from operations . . . .     $(84,583)     $(30,229)      $(1,888)
                                       ========      ========       =======



* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                               MFS NEW DISCOVERY SUBACCOUNT
                                              ---------------------------------
                                                 2002        2001       2000*
                                              ----------  -----------  --------
Investment income:
 Dividends. . . . . . . . . . . . . . . . .   $      --   $    4,478    $   1
                                              ---------   ----------    -----
Total investment income . . . . . . . . . .          --        4,478        1
Expenses:
 Mortality and expense risks. . . . . . . .          --           --       --
                                              ---------   ----------    -----
Net investment income . . . . . . . . . . .          --        4,478        1
Realized gains (losses) on investments:
 Realized losses on sale of portfolio shares     (2,451)      (9,060)    (365)
 Realized gain distributions. . . . . . . .          --          177       --
                                              ---------   ----------    -----
Realized losses . . . . . . . . . . . . . .      (2,451)      (8,883)    (365)
Change in unrealized appreciation
 (depreciation)
 during the period. . . . . . . . . . . . .    (113,714)      18,620      (51)
                                              ---------   ----------    -----
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . .   $(116,165)  $   14,215    $(415)
                                              =========   ==========    =====




                                         TEMPLETON INTERNATIONAL SUBACCOUNT
                                        -------------------------------------
                                            2002          2001         2000*
                                        ------------  ------------  ---------
Investment income:
 Dividends. . . . . . . . . . . . . .    $  1,465      $  2,295        $ --
                                         --------      --------        ----
Total investment income . . . . . . .       1,465         2,295          --
Expenses:
 Mortality and expense risks. . . . .          --            --           1
                                         --------      --------        ----
Net investment income (loss). . . . .       1,465         2,295          (1)
Realized gains (losses) on
 investments:
 Realized losses on sale of portfolio
  shares. . . . . . . . . . . . . . .     (11,924)       (4,254)         --
 Realized gain distributions. . . . .          --        18,052          --
                                         --------      --------        ----
Realized gains (losses) . . . . . . .     (11,924)       13,798          --
Change in unrealized appreciation
 (depreciation)
 during the period. . . . . . . . . .       9,653       (25,301)        298
                                         --------      --------        ----
Net increase (decrease) in net assets
 resulting from operations. . . . . .    $   (806)     $ (9,208)       $297
                                         ========      ========        ====



* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEAR AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001


                          V.A. RELATIVE VALUE     V.A. FINANCIAL INDUSTRIES
                               SUBACCOUNT                 SUBACCOUNT
                         ---------------------   -----------------------------
                            2002        2001*         2002           2001*
                         -----------  ---------  --------------  -------------
Investment income:
 Dividends . . . . . .   $     692    $   153      $     --         $  873
                         ---------    -------      --------         ------
Total investment income        692        153            --            873
Expenses:
 Mortality and expense
  risks. . . . . . . .          --         --            --             --
                         ---------    -------      --------         ------
Net investment income.         692        153            --            873
Realized gains (losses)
 on investments:
 Realized losses on
  sale of portfolio
  shares . . . . . . .      (1,251)    (6,956)       (1,241)          (310)
 Realized gain
  distributions. . . .          --     13,135            --          4,784
                         ---------    -------      --------         ------
Realized gains (losses)     (1,251)     6,179        (1,241)         4,474
Change in unrealized
 appreciation
 (depreciation)
 during the period . .    (125,022)    22,699       (32,949)          (697)
                         ---------    -------      --------         ------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . .   $(125,581)   $29,031      $(34,190)        $4,650
                         =========    =======      ========         ======




                                  V.A. STRATEGIC INCOME     HEALTH SCIENCES
                                        SUBACCOUNT             SUBACCOUNT
                                 -----------------------   --------------------
                                     2002        2001*       2002       2001*
                                 ------------  ----------  ---------  ---------
Investment income:
 Dividends . . . . . . . . . .     $ 2,323       $ 764     $     --    $  --
                                   -------       -----     --------    -----
Total investment income  . . .       2,323         764           --       --
Expenses:
 Mortality and expense risks .          --          --           --       --
                                   -------       -----     --------    -----
Net investment income. . . . .       2,323         764           --       --
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares . . . . . .        (154)         (5)      (2,405)     (88)
 Realized gain distributions .          --          --           --       --
                                   -------       -----     --------    -----
Realized losses. . . . . . . .        (154)         (5)      (2,405)     (88)
Change in unrealized
 depreciation during the period     (1,224)       (339)     (65,162)    (465)
                                   -------       -----     --------    -----
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .     $   945       $ 420     $(67,567)   $(553)
                                   =======       =====     ========    =====



* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEAR AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001


                         INTERNATIONAL OPPORTUNITIES B    LARGE CAP VALUE CORE
                                  SUBACCOUNT                   SUBACCOUNT
                        -------------------------------  -----------------------
                             2002            2001*          2002         2001*
                        ---------------  --------------  ----------  -----------
Investment income:
 Dividends. . . . . .     $     388        $     15      $  1,447     $     149
                          ---------        --------      --------     ---------
Total investment
 income . . . . . . .           388              15         1,447           149
Expenses:
 Mortality and expense
  risks . . . . . . .            --              --            --            --
                          ---------        --------      --------     ---------
Net investment income           388              15         1,447           149
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .           657            (553)        1,590          (115)
 Realized gain
  distributions . . .            --              --            --            --
                          ---------        --------      --------     ---------
Realized gains
 (losses) . . . . . .           657            (553)        1,590          (115)
Change in unrealized
 appreciation
 (depreciation) during
 the period . . . . .        (5,052)            786       (31,075)        2,071
                          ---------        --------      --------     ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     $  (4,007)       $    248      $(28,038)    $   2,105
                          =========        ========      ========     =========




                                      FUNDAMENTAL VALUE     SMALL CAP VALUE
                                          SUBACCOUNT           SUBACCOUNT
                                     -------------------   --------------------
                                        2002      2001*     2002       2001*
                                     ----------  --------  -------  -----------
Investment income:
 Dividends . . . . . . . . . . . .   $  44,469   $ 1,928   $ 3,848   $  3,485
                                     ---------   -------   -------   --------
Total investment income  . . . . .      44,469     1,928     3,848      3,485
Expenses:
 Mortality and expense risks . . .      19,950     1,319        --         --
                                     ---------   -------   -------   --------
Net investment income. . . . . . .      24,519       609     3,848      3,485
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . .     (53,409)    1,675     6,092    (10,861)
 Realized gain distributions . . .          --        --        --      6,328
                                     ---------   -------   -------   --------
Realized gains (losses). . . . . .     (53,409)    1,675     6,092     (4,533)
Change in unrealized appreciation
 (depreciation) during the period.    (820,452)   48,877    85,373     81,499
                                     ---------   -------   -------   --------
Net increase (decrease) in net
 assets resulting from operations.   $(849,342)  $51,161   $95,313   $ 80,451
                                     =========   =======   =======   ========



* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEAR AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001


                              AIM V.I. GROWTH     MFS INVESTORS GROWTH STOCK
                                 SUBACCOUNT               SUBACCOUNT
                             ------------------  ----------------------------
                               2002      2001*       2002           2001*
                             ---------  -------  ------------  --------------
Investment income:
 Dividends . . . . . . . .   $     --   $  306    $     --         $    --
                             --------   ------    --------         -------
Total investment income  .         --      306          --              --
Expenses:
 Mortality and expense
  risks. . . . . . . . . .         --       --          --              --
                             --------   ------    --------         -------
Net investment income. . .         --      306          --              --
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares . . . .     (2,082)    (465)       (148)         (3,728)
 Realized gain
  distributions. . . . . .         --       --          --              --
                             --------   ------    --------         -------
Realized losses. . . . . .     (2,082)    (465)       (148)         (3,728)
Change in unrealized
 appreciation
 (depreciation) during the
 period. . . . . . . . . .    (31,818)   3,097     (26,929)          1,135
                             --------   ------    --------         -------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .   $(33,900)  $2,938    $(27,077)        $(2,593)
                             ========   ======    ========         =======




                                            FIDELITY V.I.P.   AIM V.I. CAPITAL
                           MFS RESEARCH        OVERSEAS          DEVELOPMENT
                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                        ------------------  ---------------  -------------------
                          2002      2001*        2002*              2002*
                        ---------  -------  ---------------  -------------------
Investment income:
 Dividends. . . . . .   $    278   $   --         $--               $--
                        --------   ------         ---               ---
Total investment
 income . . . . . . .        278       --          --                --
Expenses:
 Mortality and expense
  risks . . . . . . .         --       --          --                --
                        --------   ------         ---               ---
Net investment income        278       --          --                --
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .      1,047     (249)         --                --
 Realized gain
  distributions . . .         --       --          --                --
                        --------   ------         ---               ---
Realized gains
 (losses) . . . . . .      1,047     (249)         --                --
Change in unrealized
 appreciation
 (depreciation) during
 the period . . . . .    (19,231)   5,412          14                (1)
                        --------   ------         ---               ---
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(17,906)  $5,163         $14               $(1)
                        ========   ======         ===               ===



*From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                          LARGE CAP GROWTH SUBACCOUNT
                                  --------------------------------------------
                                      2002           2001            2000
                                  -------------  -------------  --------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . . .   $    642,555   $  1,175,746    $ 22,382,097
 Realized gains (losses)  . . .       (968,123)       122,209       6,354,615
 Change in unrealized
  depreciation during the period   (19,053,520)   (24,654,732)    (58,311,265)
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from operations. . .    (19,379,088)   (23,356,777)    (29,574,553)
                                  ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders    10,474,826     24,842,494      54,787,090
 Transfers to policyholders for
  benefits and termination. . .    (10,803,148)   (29,017,968)    (45,234,118)
 Net transfers between
  subaccounts . . . . . . . . .             --             --              --
 Net change in policy loans . .       (856,065)     1,243,595       4,132,563
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 policy transactions. . . . . .     (1,184,387)    (2,931,879)     13,685,535
                                  ------------   ------------    ------------
Total decrease in net assets. .    (20,563,475)   (26,378,656)    (15,889,018)
Net assets at beginning of
 period . . . . . . . . . . . .    134,794,658    161,173,314     177,062,332
                                  ------------   ------------    ------------
Net assets at end of period . .   $114,231,183   $134,794,658    $161,173,314
                                  ============   ============    ============




                                            ACTIVE BOND SUBACCOUNT
                                  --------------------------------------------
                                      2002           2001            2000
                                  -------------  -------------  --------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . . .   $  8,615,889   $ 18,308,414    $ 18,115,560
 Realized gains (losses)  . . .       (275,196)       254,607         234,368
 Change in unrealized
  appreciation (depreciation)
  during the period . . . . . .     (2,005,890)     2,474,513       7,954,643
                                  ------------   ------------    ------------
Net increase in net assets
 resulting from operations. . .      6,334,803     21,037,534      26,304,571
                                  ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders    13,435,367     31,042,450      24,388,007
 Transfers to policyholders for
  benefits and termination. . .    (18,559,300)   (34,543,198)    (50,304,465)
 Net transfers between
  subaccounts . . . . . . . . .             --             --              --
 Net change in policy loans . .      1,193,579     (2,632,764)      2,979,088
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from
 policy transactions. . . . . .     (3,930,354)    (6,132,512)    (22,937,370)
                                  ------------   ------------    ------------
Total increase in net assets. .      2,404,449     14,905,022       3,367,201
Net assets at beginning of
 period . . . . . . . . . . . .    311,393,022    296,488,000     293,120,799
                                  ------------   ------------    ------------
Net assets at end of period . .   $313,797,471   $311,393,022    $296,488,000
                                  ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                      INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                    ------------------------------------------
                                        2002          2001           2000
                                    ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .   $   210,354   $   411,331    $  1,256,536
 Realized gains (losses)  . . . .    (2,380,751)   (1,230,858)        527,088
 Change in unrealized appreciation
  (depreciation)
  during the period . . . . . . .     2,292,143    (3,559,869)     (7,357,143)
                                    -----------   -----------    ------------
Net increase (decrease) in net
 assets resulting
  from operations . . . . . . . .       121,746    (4,379,396)     (5,573,519)
                                    -----------   -----------    ------------
Policy transactions:
 Net premiums from policyholders.     9,149,932     6,546,143      16,151,560
 Transfers to policyholders for
  benefits and termination. . . .    (8,310,646)   (6,786,942)    (17,604,169)
 Net transfers between subaccounts           --            --              --
 Net change in policy loans . . .        28,663        80,805         268,427
                                    -----------   -----------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . . .       867,949      (159,994)     (1,184,182)
                                    -----------   -----------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . . .       989,695    (4,539,390)     (6,757,701)
Net assets at beginning of period    20,601,948    25,141,338      31,899,039
                                    -----------   -----------    ------------
Net assets at end of period . . .   $21,591,643   $20,601,948    $ 25,141,338
                                    ===========   ===========    ============




                                           SMALL CAP GROWTH SUBACCOUNT
                                    ------------------------------------------
                                        2002          2001           2000
                                    ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . .   $   (31,431)  $   (62,004)   $  1,050,290
 Realized gains (losses)  . . . .    (1,744,789)   (3,273,803)      2,288,594
 Change in unrealized appreciation
  (depreciation)
  during the period . . . . . . .      (713,130)    1,819,951      (6,989,013)
                                    -----------   -----------    ------------
Net increase (decrease) in net
 assets resulting
  from operations . . . . . . . .    (2,489,350)   (1,515,856)      3,650,129
                                    -----------   -----------    ------------
Policy transactions:
 Net premiums from policyholders.     5,283,928    11,047,516      16,581,395
 Transfers to policyholders for
  benefits and termination. . . .    (4,036,770)   (8,179,056)    (12,139,157)
 Net transfers between subaccounts           --            --              --
 Net change in policy loans . . .            --            --              --
                                    -----------   -----------    ------------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . . .     1,247,158     2,868,460       4,422,238
                                    -----------   -----------    ------------
Total increase in net assets. . .    (1,242,192)    1,352,604         792,109
Net assets at beginning of period    12,970,291    11,617,687      10,825,578
                                    -----------   -----------    ------------
Net assets at end of period . . .   $11,728,099   $12,970,291    $ 11,617,687
                                    ===========   ===========    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                       GLOBAL BALANCED SUBACCOUNT
                        --------------------------------------------------------
                                 2002               2001              2000
                        ----------------------  ------------  ------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income      $      6,277         $     7,041      $     40,892
 Realized losses. . .            (23,275)           (109,568)          (15,033)
 Change in unrealized
  appreciation
  (depreciation)
  during the period .            (19,259)             20,142          (129,800)
                            ------------         -----------      ------------
 Net increase
  (decrease) in net
  assets resulting
  from operations . .            (36,257)            (82,385)          103,941
                            ------------         -----------      ------------
Policy transactions:
 Net premiums from
  policyholders . . .            401,681             650,807           308,810
 Transfers to
  policyholders for
  benefits and
  termination . . . .           (125,782)           (553,161)         (397,631)
 Net transfers between
  subaccounts . . . .                 --                  --                --
 Net change in policy
  loans . . . . . . .                 --                  --                --
                            ------------         -----------      ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.            275,899              97,646           (88,821)
                            ------------         -----------      ------------
Total increase
 (decrease) in net
 assets . . . . . . .            239,642              15,261          (192,762)
Net assets at
 beginning of period.            999,731             984,470         1,177,232
                            ------------         -----------      ------------
Net assets at end of
 period . . . . . . .       $  1,239,373         $   999,731      $    984,470
                            ============         ===========      ============




                                          MULTI CAP GROWTH SUBACCOUNT
                                   ------------------------------------------
                                       2002          2001            2000
                                   ------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). .   $   (38,227)  $    (90,412)   $  3,012,855
 Realized gains (losses) . . . .    (6,772,041)    (7,541,959)      3,196,857
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .     2,208,279       (447,654)    (17,335,527)
                                   -----------   ------------    ------------
Net decrease in net assets
 resulting from operations . . .    (4,601,989)    (8,080,025)    (11,125,815)
                                   -----------   ------------    ------------
Policy transactions:
 Net premiums from policyholders     7,216,900     19,009,136      24,005,539
 Transfers to policyholders for
  benefits and termination . . .    (5,971,665)   (12,498,215)    (14,258,423)
 Net transfers between
  subaccounts. . . . . . . . . .            --             --
 Net change in policy loans. . .            --             --              --
                                   -----------   ------------    ------------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . . . .     1,245,235      6,510,921       9,747,116
                                   -----------   ------------    ------------
Total decrease in net assets . .    (3,356,754)    (1,569,104)     (1,378,699)
Net assets at beginning of period   17,904,452     19,473,556      20,852,255
                                   -----------   ------------    ------------
Net assets at end of period. . .   $14,547,698   $ 17,904,452    $ 19,473,556
                                   ===========   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                           LARGE CAP VALUE SUBACCOUNT
                                    ------------------------------------------
                                        2002          2001            2000
                                    ------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .   $    83,488   $    127,507    $   503,295
 Realized gains . . . . . . . . .        48,138        423,762        126,864
 Change in unrealized appreciation
  (depreciation) during the period   (1,010,755)      (350,171)       660,671
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting
 from operations. . . . . . . . .      (879,129)       201,098      1,290,830
                                    -----------   ------------    -----------
Policy transactions:
 Net premiums from policyholders.     6,783,057     19,479,666      8,255,210
 Transfers to policyholders for
  benefits and termination. . . .    (3,221,382)   (13,063,494)    (9,001,071)
 Net transfers between subaccounts           --             --             --
 Net change in policy loans . . .            --             --             --
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . . .     3,561,675      6,416,172       (745,861)
                                    -----------   ------------    -----------
Total increase in net assets. . .     2,682,546      6,617,270        544,968
Net assets at beginning of period    16,715,532     10,098,262      9,553,293
                                    -----------   ------------    -----------
Net assets at end of period . . .   $19,398,078   $ 16,715,532    $10,098,262
                                    ===========   ============    ===========




                                           MONEY MARKET SUBACCOUNT
                                 ---------------------------------------------
                                     2002            2001            2000
                                 -------------  --------------  --------------
Increase (decrease) in net
 assets from operations:
 Net investment income . . . .   $    930,306   $   3,317,252    $  4,354,966
 Realized losses . . . . . . .         (1,548)             --              --
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . .             --              --              --
                                 ------------   -------------    ------------
Net increase in net assets
 resulting from operations . .        928,758       3,317,252       4,354,966
                                 ------------   -------------    ------------
Policy transactions:
 Net premiums from
  policyholders. . . . . . . .     92,188,215     172,249,381      88,021,053
 Transfers to policyholders for
  benefits and termination . .    (90,776,241)   (159,566,884)    (88,733,326)
 Net transfers between
  subaccounts. . . . . . . . .             --              --              --
 Net change in policy loans. .        342,336        (724,780)        110,539
                                 ------------   -------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . .      1,754,310      11,957,717        (601,734)
                                 ------------   -------------    ------------
Total increase in net assets .      2,683,068      15,274,969       3,753,232
Net assets at beginning of
 period. . . . . . . . . . . .     95,666,842      80,391,873      76,638,641
                                 ------------   -------------    ------------
Net assets at end of period. .   $ 98,349,910   $  95,666,842    $ 80,391,873
                                 ============   =============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                        SMALL/MID CAP GROWTH SUBACCOUNT
                                   -------------------------------------------
                                       2002          2001            2000
                                   ------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). .   $   (37,828)  $    (73,257)   $  1,256,776
 Realized losses . . . . . . . .      (294,224)      (981,468)       (293,946)
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .    (1,145,822)     1,362,634          32,687
                                   -----------   ------------    ------------
Net increase (decrease) in net
 assets resulting
 from operations . . . . . . . .    (1,477,874)       307,909         995,517
                                   -----------   ------------    ------------
Policy transactions:
 Net premiums from policyholders     3,614,181      7,279,254       4,357,085
 Transfers to policyholders for
  benefits and termination . . .    (2,705,159)    (6,151,260)     (4,910,148)
 Net transfers between
  subaccounts. . . . . . . . . .            --             --              --
 Net change in policy loans. . .            --             --              --
                                   -----------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . .       909,022      1,127,994        (553,063)
                                   -----------   ------------    ------------
Total increase (decrease) in net
 assets. . . . . . . . . . . . .      (568,852)     1,435,903         442,454
Net assets at beginning of period   14,287,930     12,852,027      12,409,573
                                   -----------   ------------    ------------
Net assets at end of period. . .   $13,719,078   $ 14,287,930    $ 12,852,027
                                   ===========   ============    ============




                                         REAL ESTATE EQUITY SUBACCOUNT
                                   -------------------------------------------
                                       2002          2001            2000
                                   ------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . .   $   414,836   $    696,441    $  1,313,350
 Realized gains (losses) . . . .       149,132      1,031,467        (982,035)
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .     1,417,620       (743,344)      3,101,113
                                   -----------   ------------    ------------
Net increase in net assets
 resulting from operations . . .     1,981,588        984,564       3,432,428
                                   -----------   ------------    ------------
Policy transactions:
 Net premiums from policyholders     7,552,820     16,758,790       9,280,044
 Transfers to policyholders for
  benefits and termination . . .    (5,830,287)   (14,240,037)    (11,124,908)
 Net transfers between
  subaccounts. . . . . . . . . .            --             --              --
 Net change in policy loans. . .       579,861       (106,683)        492,770
                                   -----------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . .     2,302,394      2,412,070      (1,352,094)
                                   -----------   ------------    ------------
Total increase in net assets . .     4,283,982      3,396,634       2,080,334
Net assets at beginning of period   18,855,440     15,458,806      13,378,472
                                   -----------   ------------    ------------
Net assets at end of period. . .   $23,139,422   $ 18,855,440    $ 15,458,806
                                   ===========   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                        GROWTH & INCOME SUBACCOUNT
                              ------------------------------------------------
                                  2002            2001              2000
                              -------------  ---------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . .   $  7,624,371   $   14,998,899    $  176,578,584
 Realized gains . . . . . .      1,189,800        7,486,424        29,822,980
 Change in unrealized
  depreciation during the
  period. . . . . . . . . .    (86,564,552)    (148,114,482)     (334,928,257)
                              ------------   --------------    --------------
Net decrease in net assets
 resulting from operations.    (77,750,381)    (125,629,159)     (128,526,693)
                              ------------   --------------    --------------
Policy transactions:
 Net premiums from
  policyholders . . . . . .     33,974,265       68,546,265        88,999,014
 Transfers to policyholders
  for benefits
  and termination . . . . .    (47,640,052)    (117,945,952)     (150,673,591)
 Net transfers between
  subaccounts . . . . . . .             --               --                --
 Net change in policy loans     (3,584,506)       5,352,327         8,156,702
                              ------------   --------------    --------------
Net decrease in net assets
 resulting from policy
 transactions . . . . . . .    (17,250,293)     (44,047,340)      (53,517,875)
                              ------------   --------------    --------------
Total decrease in net assets   (95,000,674)    (169,676,499)     (182,044,568)
Net assets at beginning of
 period . . . . . . . . . .    927,018,487    1,096,694,986     1,278,739,554
                              ------------   --------------    --------------
Net assets at end of period   $832,017,813   $  927,018,487    $1,096,694,986
                              ============   ==============    ==============




                                              MANAGED SUBACCOUNT
                                  --------------------------------------------
                                      2002           2001            2000
                                  -------------  -------------  --------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . . .   $  4,804,977   $ 11,762,030    $ 46,433,578
 Realized gains . . . . . . . .      2,013,385      7,196,215       6,751,143
 Change in unrealized
  depreciation during the period   (33,734,669)   (26,271,548)    (50,083,997)
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .    (26,916,307)    (7,313,303)      3,100,724
                                  ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders    23,421,105     50,611,942      40,693,833
 Transfers to policyholders for
  benefits
  and termination . . . . . . .    (26,973,336)   (59,147,863)    (65,528,220)
 Net transfers between
  subaccounts . . . . . . . . .             --             --              --
 Net change in policy loans . .     (2,784,385)    (6,889,706)      3,281,229
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions . . . . . . . . .     (6,336,616)   (15,425,627)    (21,553,158)
                                  ------------   ------------    ------------
Total decrease in net assets. .    (33,252,923)   (22,738,930)    (18,452,434)
Net assets at beginning of
 period . . . . . . . . . . . .    458,881,386    481,620,316     500,072,750
                                  ------------   ------------    ------------
Net assets at end of period . .   $425,628,463   $458,881,386    $481,620,316
                                  ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                            SHORT-TERM BOND SUBACCOUNT
                                      -----------------------------------------
                                          2002          2001          2000
                                      ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . . .   $    75,766   $   105,698    $   61,416
 Realized gains (losses). . . . . .        18,113        13,263       (16,575)
 Change in unrealized appreciation
  (depreciation) during the period.       (11,592)       23,040        35,100
                                      -----------   -----------    ----------
Net increase in net assets resulting
 from operations. . . . . . . . . .        82,287       142,001        79,941
                                      -----------   -----------    ----------
Policy transactions:
 Net premiums from policyholders. .     1,955,083     2,763,151       803,554
 Transfers to policyholders for
  benefits and termination. . . . .    (1,065,300)   (1,264,860)     (503,216)
 Net transfers between subaccounts.            --            --            --
 Net change in policy loans . . . .            --            --            --
                                      -----------   -----------    ----------
Net increase in net assets resulting
 from policy transactions . . . . .       889,783     1,498,291       300,338
                                      -----------   -----------    ----------
Total increase in net assets. . . .       972,070     1,640,292       380,279
Net assets at beginning of period .     3,150,054     1,509,762     1,129,483
                                      -----------   -----------    ----------
Net assets at end of period . . . .   $ 4,122,124   $ 3,150,054    $1,509,762
                                      ===========   ===========    ==========




                                           SMALL CAP EQUITY SUBACCOUNT
                                     ------------------------------------------
                                         2002          2001           2000
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . .   $   (11,764)  $   (17,446)   $   247,666
 Realized gains (losses) . . . . .       274,862      (965,308)      (493,450)
 Change in unrealized appreciation
  (depreciation) during the period      (811,291)      833,167       (206,562)
                                     -----------   -----------    -----------
Net decrease in net assets
 resulting from operations . . . .      (548,193)     (149,587)      (452,346)
                                     -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders .     5,233,944     6,336,087      3,192,940
 Transfers to policyholders for
  benefits and termination . . . .    (3,848,979)   (5,249,414)    (3,573,614)
 Net transfers between subaccounts            --            --             --
 Net change in policy loans. . . .            --            --             --
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . . .     1,384,965     1,086,673       (380,674)
                                     -----------   -----------    -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . .       836,772       937,086       (833,020)
Net assets at beginning of period.     4,215,482     3,278,396      4,111,416
                                     -----------   -----------    -----------
Net assets at end of period. . . .   $ 5,052,254   $ 4,215,482    $ 3,278,396
                                     ===========   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                     INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                   -------------------------------------------
                                       2002          2001            2000
                                   ------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . .   $     6,865   $     10,624    $    270,954
 Realized gains (losses) . . . .       168,652     (1,827,992)        116,886
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .      (365,512)       631,002      (1,564,313)
                                   -----------   ------------    ------------
Net decrease in net assets
 resulting from operations . . .      (189,995)    (1,186,366)     (1,176,473)
                                   -----------   ------------    ------------
Policy transactions:
 Net premiums from policyholders     9,033,507     22,978,410      12,173,743
 Transfers to policyholders for
  benefits and termination . . .    (8,262,731)   (21,913,599)    (11,382,965)
 Net transfers between
  subaccounts. . . . . . . . . .            --             --              --
 Net change in policy loans. . .            --             --              --
                                   -----------   ------------    ------------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . . . .       770,776      1,064,811         790,778
                                   -----------   ------------    ------------
Total increase (decrease) in net
 assets. . . . . . . . . . . . .       580,781       (121,555)       (385,695)
Net assets at beginning of period    4,803,336      4,924,891       5,310,586
                                   -----------   ------------    ------------
Net assets at end of period. . .   $ 5,384,117   $  4,803,336    $  4,924,891
                                   ===========   ============    ============




                                             EQUITY INDEX SUBACCOUNT
                                     ------------------------------------------
                                         2002          2001           2000
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . .   $   140,836   $   177,150    $ 1,188,703
 Realized gains. . . . . . . . . .        12,198     1,649,010        946,085
 Change in unrealized depreciation
  during the period. . . . . . . .    (4,922,274)   (5,391,314)    (4,757,606)
                                     -----------   -----------    -----------
Net decrease in net assets
 resulting from operations . . . .    (4,769,240)   (3,565,154)    (2,622,818)
                                     -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders .    12,409,047    14,355,554     12,189,141
 Transfers to policyholders for
  benefits and termination . . . .    (5,997,281)   (7,121,900)    (5,133,282)
 Net transfers between subaccounts            --            --             --
 Net change in policy loans. . . .            --            --             --
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from policy transactions    6,411,766     7,233,654      7,055,859
                                     -----------   -----------    -----------
Total increase in net assets . . .     1,642,526     3,668,500      4,433,041
Net assets at beginning of period.    30,219,165    26,550,665     22,117,624
                                     -----------   -----------    -----------
Net assets at end of period. . . .   $31,861,691   $30,219,165    $26,550,665
                                     ===========   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                               GLOBAL BOND SUBACCOUNT
                                       ---------------------------------------
                                           2002         2001          2000
                                       ------------  -----------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . . .   $    (6,079)  $   79,708    $   99,027
 Realized losses . . . . . . . . . .       (17,240)     (18,675)      (44,965)
 Change in unrealized appreciation
  (depreciation)
  during the period. . . . . . . . .       216,831     (112,702)      134,921
                                       -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting
 from operations . . . . . . . . . .       193,512      (51,669)      188,983
                                       -----------   ----------    ----------
Policy transactions:
 Net premiums from policyholders . .     1,253,542      920,184       783,050
 Transfers to policyholders for
  benefits and termination . . . . .      (945,441)    (751,186)     (925,366)
 Net transfers between subaccounts .            --           --            --
 Net change in policy loans. . . . .            --           --            --
                                       -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from policy transactions.       308,101      168,998      (142,316)
                                       -----------   ----------    ----------
Total increase in net assets . . . .       501,613      117,329        46,667
Net assets at beginning of period. .     2,046,671    1,929,342     1,882,675
                                       -----------   ----------    ----------
Net assets at end of period. . . . .   $ 2,548,284   $2,046,671    $1,929,342
                                       ===========   ==========    ==========




                                        EMERGING MARKETS EQUITY SUBACCOUNT
                                     ------------------------------------------
                                         2002          2001           2000
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . .   $      (962)  $    (3,026)   $    86,868
 Realized gains (losses) . . . . .       175,485      (350,867)      (444,667)
 Change in unrealized appreciation
  (depreciation)
  during the period. . . . . . . .      (128,722)      250,077       (303,818)
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting
 from operations . . . . . . . . .        45,801      (103,816)      (661,617)
                                     -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders .     4,497,291    10,415,800      9,958,808
 Transfers to policyholders for
  benefits and termination . . . .    (3,765,578)   (9,957,990)    (8,600,117)
 Net transfers between subaccounts            --            --             --
 Net change in policy loans. . . .            --            --             --
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from policy transactions      731,713       457,810      1,358,691
                                     -----------   -----------    -----------
Total increase in net assets . . .       777,514       353,994        697,074
Net assets at beginning of period.     1,446,802     1,092,808        395,734
                                     -----------   -----------    -----------
Net assets at end of period. . . .   $ 2,224,316   $ 1,446,802    $ 1,092,808
                                     ===========   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                               BOND INDEX SUBACCOUNT
                                      -----------------------------------------
                                          2002          2001          2000
                                      ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . . .   $   119,986   $   103,132    $   49,103
 Realized gains (losses)  . . . . .        17,442        34,959        (7,112)
 Change in unrealized appreciation
  (depreciation)
  during the period . . . . . . . .        11,620       (29,500)       49,798
                                      -----------   -----------    ----------
Net increase in net assets resulting
 from operations. . . . . . . . . .       149,048       108,591        91,789
                                      -----------   -----------    ----------
Policy transactions:
 Net premiums from policyholders. .     3,689,652     3,466,695       728,511
 Transfers to policyholders for
  benefits and termination. . . . .    (1,842,709)   (1,277,127)     (144,843)
 Net transfers between subaccounts.            --            --            --
 Net change in policy loans . . . .            --            --            --
                                      -----------   -----------    ----------
Net increase in net assets resulting
 from policy transactions . . . . .     1,846,943     2,189,568       583,668
                                      -----------   -----------    ----------
Total increase in net assets. . . .     1,995,991     2,298,159       675,457
Net assets at beginning of period .     3,361,379     1,063,220       387,763
                                      -----------   -----------    ----------
Net assets at end of period . . . .   $ 5,357,370   $ 3,361,379    $1,063,220
                                      ===========   ===========    ==========




                                            SMALL/MID CAP CORE SUBACCOUNT
                                        --------------------------------------
                                            2002         2001          2000
                                        ------------  -----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . .   $       227   $    1,277    $  15,937
 Realized gains (losses)  . . . . . .        90,277      (52,457)      10,460
 Change in unrealized appreciation
  (depreciation)
  during the period . . . . . . . . .      (152,450)      88,695      (24,998)
                                        -----------   ----------    ---------
Net increase (decrease) in net assets
 resulting from operations. . . . . .       (61,946)      37,515        1,399
                                        -----------   ----------    ---------
Policy transactions:
 Net premiums from policyholders. . .     3,869,728    1,801,658      740,752
 Transfers to policyholders for
  benefits and termination. . . . . .    (2,563,003)    (995,100)    (399,593)
 Net transfers between subaccounts. .            --           --           --
 Net change in policy loans . . . . .            --           --           --
                                        -----------   ----------    ---------
Net increase in net assets resulting
 from policy  transactions. . . . . .     1,306,725      806,558      341,159
                                        -----------   ----------    ---------
Total increase in net assets. . . . .     1,244,779      844,073      342,558
Net assets at beginning of period . .     1,286,112      442,039       99,481
                                        -----------   ----------    ---------
Net assets at end of period . . . . .   $ 2,530,891   $1,286,112    $ 442,039
                                        ===========   ==========    =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                           HIGH YIELD BOND SUBACCOUNT
                                    ------------------------------------------
                                        2002          2001            2000
                                    ------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .   $    83,856   $     74,802    $    22,487
 Realized gains (losses)  . . . .        15,752       (120,786)       (12,103)
 Change in unrealized appreciation
  (depreciation)
  during the period . . . . . . .      (179,860)        38,089        (40,003)
                                    -----------   ------------    -----------
Net decrease in net assets
 resulting from operations. . . .       (80,252)        (7,895)       (29,619)
                                    -----------   ------------    -----------
Policy transactions:
 Net premiums from policyholders.     3,023,649     11,597,628      1,673,666
 Transfers to policyholders for
  benefits and termination. . . .    (2,548,079)   (10,508,627)    (1,436,309)
 Net transfers between subaccounts           --             --             --
 Net change in policy loans . . .            --             --             --
                                    -----------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . . .       475,570      1,089,001        237,357
                                    -----------   ------------    -----------
Total increase in net assets. . .       395,318      1,081,106        207,738
Net assets at beginning of period     1,379,445        298,339         90,601
                                    -----------   ------------    -----------
Net assets at end of period . . .   $ 1,774,763   $  1,379,445    $   298,339
                                    ===========   ============    ===========




                                              TURNER CORE GROWTH SUBACCOUNT
                                            ----------------------------------
                                              2002        2001         2000
                                            ---------  ----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $   (796)  $  (1,581)   $  52,855
 Realized gains (losses)  . . . . . . . .    (20,286)    (77,189)     102,027
 Change in unrealized depreciation during
  the period. . . . . . . . . . . . . . .    (33,994)    (22,334)    (208,949)
                                            --------   ---------    ---------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .    (55,076)   (101,104)     (54,067)
                                            --------   ---------    ---------
Policy transactions:
 Net premiums from policyholders. . . . .     85,783     112,537      289,705
 Transfers to policyholders for benefits
  and termination . . . . . . . . . . . .    (21,452)   (142,240)    (381,882)
 Net transfers between subaccounts. . . .         --          --           --
 Net change in policy loans . . . . . . .         --          --           --
                                            --------   ---------    ---------
Net increase (decrease) in net assets
 resulting from policy transactions . . .     64,331     (29,703)     (92,177)
                                            --------   ---------    ---------
Total increase (decrease) in net assets .      9,255    (130,807)    (146,244)
Net assets at beginning of period . . . .    259,141     389,948      536,192
                                            --------   ---------    ---------
Net assets at end of period . . . . . . .   $268,396   $ 259,141    $ 389,948
                                            ========   =========    =========

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                     BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                     ------------------------------------------
                                          2002           2001         2000
                                     ---------------  ----------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . .   $       (1,873)  $   4,990    $   56,631
 Realized gains (losses) . . . . .             (527)    104,325        20,196
 Change in unrealized appreciation
  (depreciation)
  during the period. . . . . . . .           10,072    (189,182)      (44,043)
                                     --------------   ---------    ----------
Net increase (decrease) in net
 assets resulting from operations.            7,672     (79,867)       32,784
                                     --------------   ---------    ----------
Policy transactions:
 Net premiums from policyholders .          197,073     285,008       221,042
 Transfers to policyholders for
  benefits and termination . . . .          (36,461)   (303,906)      (86,260)
 Net transfers between subaccounts               --          --            --
 Net change in policy loans. . . .               --          --            --
                                     --------------   ---------    ----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . . .          160,612     (18,898)      134,782
                                     --------------   ---------    ----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . .          168,284     (98,765)      167,566
Net assets at beginning of period.          656,929     755,694       588,128
                                     --------------   ---------    ----------
Net assets at end of period. . . .   $      825,213   $ 656,929    $  755,694
                                     ==============   =========    ==========




                                    FRONTIER CAPITAL APPRECIATION SUBACCOUNT
                                    ------------------------------------------
                                        2002           2001           2000
                                    -------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . .    $   (2,749)    $  (4,417)     $ 217,366
 Realized gains (losses)  . . . .       (12,740)       25,001        142,388
 Change in unrealized depreciation
  during the period . . . . . . .      (134,761)       (8,462)      (339,964)
                                     ----------     ---------      ---------
Net increase (decrease) in net
 assets resulting from operations      (150,250)       12,122         19,790
                                     ----------     ---------      ---------
Policy transactions:
 Net premiums from policyholders.       325,172       309,675        543,347
 Transfers to policyholders for
  benefits and termination. . . .       (52,940)     (282,058)      (399,772)
 Net transfers between subaccounts           --            --             --
 Net change in policy loans . . .            --            --             --
                                     ----------     ---------      ---------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . . .       272,232        27,617        143,575
                                     ----------     ---------      ---------
Total increase in net assets. . .       121,982        39,739        163,365
Net assets at beginning of period       931,778       892,039        728,674
                                     ----------     ---------      ---------
Net assets at end of period . . .    $1,053,760     $ 931,778      $ 892,039
                                     ==========     =========      =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                    CLIFTON ENHANCED U.S. EQUITY SUBACCOUNT
                                   -------------------------------------------
                                       2002           2001            2000
                                   -------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). .     $   (339)      $  2,063          2,164
 Realized losses . . . . . . . .       (2,211)        (1,090)          (203)
 Change in unrealized
  depreciation during the period      (20,534)        (8,459)        (3,480)
                                     --------       --------        -------
Net decrease in net assets
 resulting from operations . . .      (23,084)        (7,486)        (1,519)
                                     --------       --------        -------
Policy transactions:
 Net premiums from policyholders      136,867         45,917          4,529
 Transfers to policyholders for
  benefits and termination . . .       (5,447)        (1,982)        (1,388)
 Net transfers between
  subaccounts. . . . . . . . . .           --             --             --
 Net change in policy loans. . .           --             --             --
                                     --------       --------        -------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . . . .      131,420         43,935          3,141
                                     --------       --------        -------
Total increase in net assets . .      108,336         36,449          1,622
Net assets at beginning of period      52,210         15,761         14,139
                                     --------       --------        -------
Net assets at end of period. . .     $160,546       $ 52,210        $15,761
                                     ========       ========        =======




                                                LARGE CAP AGGRESSIVE GROWTH
                                                         SUBACCOUNT
                                               -------------------------------
                                                 2002       2001       2000*
                                               ---------  ---------  ---------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $     --   $     --    $   104
 Realized losses . . . . . . . . . . . . . .     (5,415)    (8,961)      (105)
 Change in unrealized appreciation
  (depreciation)
  during the period. . . . . . . . . . . . .    (43,318)     2,871         18
                                               --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .    (48,733)    (6,090)        17
                                               --------   --------    -------
Policy transactions:
 Net premiums from policyholders . . . . . .    186,163    222,805      8,939
 Transfers to policyholders for benefits and
  termination. . . . . . . . . . . . . . . .    (66,604)   (53,251)    (2,747)
 Net transfers between subaccounts . . . . .         --         --         --
 Net change in policy loans. . . . . . . . .         --         --         --
                                               --------   --------    -------
Net increase in net assets resulting from
 policy transactions . . . . . . . . . . . .    119,559    169,554      6,192
                                               --------   --------    -------
Total increase in net assets . . . . . . . .     70,826    163,554      6,209
Net assets at beginning of period. . . . . .    169,673      6,209         --
                                               --------   --------    -------
Net assets at end of period. . . . . . . . .   $240,499   $169,673    $ 6,209
                                               ========   ========    =======




---------
* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                          FUNDAMENTAL GROWTH SUBACCOUNT
                                    ------------------------------------------
                                         2002            2001          2000*
                                    --------------  --------------  ----------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .   $          --   $           --   $  9,207
 Realized losses. . . . . . . . .         (33,908)        (49,628)        (20)
 Change in unrealized depreciation
  during the period . . . . . . .         (40,140)        (10,636)     (8,739)
                                    -------------   -------------    --------
Net increase (decrease) in net
 assets resulting
 from operations. . . . . . . . .         (74,048)        (60,264)        448
                                    -------------   -------------    --------
Policy transactions:
 Net premiums from policyholders.         214,671         437,823     112,464
 Transfers to policyholders for
  benefits and termination. . . .         123,085        (169,475)    (18,902)
 Net transfers between subaccounts             --              --          --
 Net change in policy loans . . .              --              --          --
                                    -------------   -------------    --------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . . .          91,586         268,348      93,562
                                    -------------   -------------    --------
Total increase in net assets. . .          17,538         208,084      94,010
Net assets at beginning of period         302,094          94,010          --
                                    -------------   -------------    --------
Net assets at end of period . . .   $     319,632   $     302,094    $ 94,010
                                    =============   =============    ========




                                         AIM V.I. PREMIER EQUITY SUBACCOUNT
                                        --------------------------------------
                                            2002          2001         2000*
                                        ------------  ------------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . .   $       --    $    1,133     $   550
 Realized losses. . . . . . . . . . .      (20,423)       (1,282)         (7)
 Change in unrealized depreciation
  during the period . . . . . . . . .     (262,872)      (19,270)       (709)
                                        ----------    ----------     -------
Net decrease in net assets resulting
 from operations. . . . . . . . . . .     (283,295)      (19,419)       (166)
                                        ----------    ----------     -------
Policy transactions:
 Net premiums from policyholders. . .      613,472     1,379,214      23,911
 Transfers to policyholders for
  benefits and termination. . . . . .     (193,175)     (330,488)       (759)
 Net transfers between subaccounts. .           --            --          --
 Net change in policy loans . . . . .           --            --          --
                                        ----------    ----------     -------
Net increase in net assets resulting
 from policy transactions . . . . . .      420,297     1,048,726      23,152
                                        ----------    ----------     -------
Total increase in net assets. . . . .      137,002     1,029,307      24,504
Net assets at beginning of period . .    1,053,811        24,504          --
                                        ----------    ----------     -------
Net assets at end of period . . . . .   $1,190,813    $1,953,811     $24,504
                                        ==========    ==========     =======




---------
 * From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                            FIDELITY VIP GROWTH SUBACCOUNT
                                          ------------------------------------
                                             2002          2001        2000*
                                          -----------  ------------  ---------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . .   $    1,842   $        --    $    --
 Realized losses. . . . . . . . . . . .      (51,430)      (22,794)       (20)
 Change in unrealized depreciation
  during the period . . . . . . . . . .     (299,747)       (2,000)    (1,647)
                                          ----------   -----------    -------
Net decrease in net assets resulting
 from operations. . . . . . . . . . . .     (349,335)      (24,794)    (1,667)
                                          ----------   -----------    -------
Policy transactions:
 Net premiums from policyholders. . . .      950,519     1,957,940     52,642
 Transfers to policyholders for benefits
  and termination . . . . . . . . . . .     (444,049)     (534,703)      (290)
 Net transfers between subaccounts. . .           --            --         --
 Net change in policy loans . . . . . .           --            --         --
                                          ----------   -----------    -------
Net increase in net assets resulting
 from policy transactions . . . . . . .      506,470     1,423,237     52,352
                                          ----------   -----------    -------
Total increase in net assets. . . . . .      157,135     1,398,443     50,685
Net assets at beginning of period . . .    1,449,128        50,685         --
                                          ----------   -----------    -------
Net assets at end of period . . . . . .   $1,606,263   $ 1,449,128    $50,685
                                          ==========   ===========    =======




                                          FIDELITY VIP CONTRAFUND SUBACCOUNT
                                          ------------------------------------
                                             2002          2001        2000*
                                          -----------  ------------  ---------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . .   $    7,823   $       299    $    --
 Realized losses. . . . . . . . . . . .       (5,997)       (4,273)       (10)
 Change in unrealized appreciation
  (depreciation)
  during the period . . . . . . . . . .      (27,179)       17,286         60
                                          ----------   -----------    -------
Net increase (decrease) in net assets
 resulting from operations. . . . . . .      (25,353)       13,312         50
                                          ----------   -----------    -------
Policy transactions:
 Net premiums from policyholders. . . .    1,110,792     2,325,411     23,470
 Transfers to policyholders for benefits
  and termination . . . . . . . . . . .     (357,691)   (1,370,372)      (275)
 Net transfers between subaccounts. . .           --            --         --
 Net change in policy loans . . . . . .           --            --         --
                                          ----------   -----------    -------
Net increase in net assets resulting
 from policy transactions . . . . . . .      753,101       955,039     23,195
                                          ----------   -----------    -------
Total increase in net assets. . . . . .      727,748       968,351     23,245
Net assets at beginning of period . . .      991,596        23,245         --
                                          ----------   -----------    -------
Net assets at end of period . . . . . .   $1,719,344   $   991,596    $23,245
                                          ==========   ===========    =======




---------
* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                    JANUS ASPEN GLOBAL TECHNOLOGY SUBACCOUNT
                                    ------------------------------------------
                                        2002           2001           2000*
                                    -------------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .    $      --      $     978       $   161
 Realized losses. . . . . . . . .      (23,901)       (13,100)         (328)
 Change in unrealized depreciation
  during the period . . . . . . .     (106,250)       (26,650)       (2,171)
                                     ---------      ---------       -------
Net decrease in net assets
 resulting from operations. . . .     (130,151)       (38,772)       (2,338)
                                     ---------      ---------       -------
Policy transactions:
 Net premiums from policyholders.      314,962        432,272        33,453
 Transfers to policyholders for
  benefits and termination. . . .     (103,749)      (131,462)       (3,332)
 Net transfers between subaccounts          --             --            --
 Net change in policy loans . . .           --             --            --
                                     ---------      ---------       -------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . . .      211,213        300,810        30,121
                                     ---------      ---------       -------
Total increase in net assets. . .       81,062        262,038        27,783
Net assets at beginning of period      289,821         27,783            --
                                     ---------      ---------       -------
Net assets at end of period . . .    $ 370,883      $ 289,821       $27,783
                                     =========      =========       =======




                                     JANUS ASPEN WORLDWIDE GROWTH SUBACCOUNT
                                    ------------------------------------------
                                        2002           2001           2000*
                                    -------------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .    $   1,772      $     721       $    11
 Realized losses. . . . . . . . .      (27,819)        (6,832)         (303)
 Change in unrealized depreciation
  during the period . . . . . . .      (58,536)       (24,118)       (1,596)
                                     ---------      ---------       -------
Net decrease in net assets
 resulting from operations. . . .      (84,583)       (30,229)       (1,888)
                                     ---------      ---------       -------
Policy transactions:
 Net premiums from policyholders.      376,520        637,006        42,474
 Transfers to policyholders for
  benefits and termination. . . .     (145,027)      (167,525)       (2,773)
 Net transfers between subaccounts          --             --            --
 Net change in policy loans . . .           --             --            --
                                     ---------      ---------       -------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . . .      231,493        469,481        39,701
                                     ---------      ---------       -------
Total increase in net assets. . .      146,910        439,252        37,813
Net assets at beginning of period      477,065         37,813            --
                                     ---------      ---------       -------
Net assets at end of period . . .    $ 623,975      $ 477,065       $37,813
                                     =========      =========       =======




---------
* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEARS AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001
                                    AND 2000


                                              MFS NEW DISCOVERY SUBACCOUNT
                                            ----------------------------------
                                               2002        2001        2000*
                                            ----------  -----------  ---------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $      --   $    4,478    $     1
 Realized losses. . . . . . . . . . . . .      (2,451)      (8,883)      (365)
 Change in unrealized appreciation
  (depreciation)
  during the period . . . . . . . . . . .    (113,714)      18,620        (51)
                                            ---------   ----------    -------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . .    (116,165)      14,215       (415)
                                            ---------   ----------    -------
Policy transactions:
 Net premiums from policyholders. . . . .     303,587    1,106,171      9,575
 Transfers to policyholders for benefits
  and termination . . . . . . . . . . . .     (83,347)    (669,227)    (4,105)
 Net transfers between subaccounts. . . .          --           --         --
 Net change in policy loans . . . . . . .          --           --         --
                                            ---------   ----------    -------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . .     220,240      436,944      5,470
                                            ---------   ----------    -------
Total increase in net assets. . . . . . .     104,075      451,159      5,055
Net assets at beginning of period . . . .     456,214        5,055         --
                                            ---------   ----------    -------
Net assets at end of period . . . . . . .   $ 560,289   $  456,214    $ 5,055
                                            =========   ==========    =======




                                          TEMPLETON INTERNATIONAL SUBACCOUNT
                                          ------------------------------------
                                             2002         2001         2000*
                                          -----------  -----------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .    $  1,465     $  2,295      $   (1)
 Realized gains (losses)  . . . . . . .     (11,924)      13,798          --
 Change in unrealized appreciation
  (depreciation)
  during the period . . . . . . . . . .       9,653      (25,301)        298
                                           --------     --------      ------
Net increase (decrease) in net assets
 resulting from operations. . . . . . .        (806)      (9,208)        297
                                           --------     --------      ------
Policy transactions:
 Net premiums from policyholders. . . .      19,353      116,414       7,795
 Transfers to policyholders for benefits
  and termination . . . . . . . . . . .      (9,016)     (24,947)       (110)
 Net transfers between subaccounts. . .          --           --          --
 Net change in policy loans . . . . . .          --           --          --
                                           --------     --------      ------
Net increase in net assets resulting
 from policy transactions . . . . . . .      10,337       91,467       7,685
                                           --------     --------      ------
Total increase in net assets. . . . . .       9,531       82,259       7,982
Net assets at beginning of period . . .      90,241        7,982          --
                                           --------     --------      ------
Net assets at end of period . . . . . .    $ 99,772     $ 90,241      $7,982
                                           ========     ========      ======




---------
* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEAR AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001


                           V.A. RELATIVE VALUE    V.A. FINANCIAL INDUSTRIES
                               SUBACCOUNT                 SUBACCOUNT
                          ---------------------  -----------------------------
                             2002       2001*        2002            2001*
                          ----------  ---------  -------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income.   $     692   $    153     $     --        $    873
 Realized gains (losses)     (1,251)     6,179       (1,241)          4,474
 Change in unrealized
  appreciation
  (depreciation) during
  the period. . . . . .    (125,022)    22,699      (32,949)           (697)
                          ---------   --------     --------        --------
Net increase (decrease)
 in net assets resulting
 from operations. . . .    (125,581)    29,031      (34,190)          4,650
                          ---------   --------     --------        --------
Policy transactions:
 Net premiums from
  policyholders . . . .     283,720    312,005      292,065         182,998
 Transfers to
  policyholders for
  benefits
  and termination . . .     (95,490)   (96,377)     (58,384)        (14,329)
 Net transfers between
  subaccounts . . . . .          --         --           --              --
 Net change in policy
  loans . . . . . . . .          --         --           --              --
                          ---------   --------     --------        --------
Net increase in net
 assets resulting from
 policy transactions. .     188,230    215,628      233,681         168,669
                          ---------   --------     --------        --------
Total increase in net
 assets . . . . . . . .      62,649    244,659      199,491         173,319
Net assets at beginning
 of period. . . . . . .     244,659         --      173,319              --
                          ---------   --------     --------        --------
Net assets at end of
 period . . . . . . . .   $ 307,308   $244,659     $372,810        $173,319
                          =========   ========     ========        ========




                                V.A. STRATEGIC INCOME      HEALTH SCIENCES
                                     SUBACCOUNT              SUBACCOUNT
                               -----------------------  ----------------------
                                  2002        2001*        2002        2001*
                               -----------  ----------  ----------  ----------
Increase (decrease) in net
 assets from operations:
 Net investment income . . .    $  2,323     $   764    $      --    $     --
 Realized losses . . . . . .        (154)         (5)      (2,405)        (88)
 Change in unrealized
  depreciation during
  the period . . . . . . . .      (1,224)       (339)     (65,162)       (465)
                                --------     -------    ---------    --------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . .         945         420      (67,567)       (553)
                                --------     -------    ---------    --------
Policy transactions:
 Net premiums from
  policyholders. . . . . . .      79,426      37,148      426,551     275,806
 Transfers to policyholders
  for benefits
  and termination. . . . . .     (22,740)     (4,900)    (105,045)    (62,674)
 Net transfers between
  subaccounts. . . . . . . .          --          --           --          --
 Net change in policy loans.          --          --           --          --
                                --------     -------    ---------    --------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . .      56,686      32,248      321,506     213,132
                                --------     -------    ---------    --------
Total increase in net assets      57,631      32,668      253,939     212,579
Net assets at beginning of
 period. . . . . . . . . . .      32,668          --      212,579          --
                                --------     -------    ---------    --------
Net assets at end of period.    $ 90,299     $32,668    $ 466,518    $212,579
                                ========     =======    =========    ========




---------
* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEAR AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001


                              INTERNATIONAL                LARGE CAP
                             OPPORTUNITIES B               VALUE CORE
                               SUBACCOUNT                  SUBACCOUNT
                        -------------------------  ---------------------------
                            2002         2001*         2002          2001*
                        ------------  -----------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $       388   $       15   $     1,447    $       149
 Realized gains
  (losses). . . . . .           657         (553)        1,590           (115)
 Change in unrealized
  appreciation
  (depreciation)
  during the period .        (5,052)         786       (31,075)         2,071
                        -----------   ----------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting
 from operations. . .        (4,007)         248       (28,038)         2,105
                        -----------   ----------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders . . .       105,372       41,902       303,724        183,982
 Transfers to
  policyholders for
  benefits and
  termination . . . .       (33,682)     (13,327)      (72,575)        (6,841)
 Net transfers between
  subaccounts . . . .            --           --            --             --
 Net change in policy
  loans . . . . . . .            --           --            --             --
                        -----------   ----------   -----------    -----------
Net increase in net
 assets resulting from
  policy transactions        71,690       28,575       231,149        177,141
                        -----------   ----------   -----------    -----------
Total increase in net
 assets . . . . . . .        67,683       28,823       203,111        179,246
Net assets at
 beginning of period.        28,823           --       179,246             --
                        -----------   ----------   -----------    -----------
Net assets at end of
 period . . . . . . .   $    96,506   $   28,823   $   382,357    $   179,246
                        ===========   ==========   ===========    ===========




                              FUNDAMENTAL VALUE          SMALL CAP VALUE
                                  SUBACCOUNT                SUBACCOUNT
                           ------------------------  -------------------------
                               2002        2001*        2002          2001*
                           ------------  ----------  -----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income .   $    24,519   $      609  $    3,848    $    3,485
 Realized gains (losses)       (53,409)       1,675       6,092        (4,533)
 Change in unrealized
  appreciation
  (depreciation) during
  the period . . . . . .      (820,452)      48,877      85,373        81,499
                           -----------   ----------  ----------    ----------
Net increase (decrease)
 in net assets resulting
 from operations . . . .      (849,342)      51,161      95,313        80,451
                           -----------   ----------  ----------    ----------
Policy transactions:
 Net premiums from
  policyholders. . . . .     4,307,872    4,636,089   1,742,336     1,723,123
 Transfers to
  policyholders for
  benefits and
  termination. . . . . .    (3,162,220)   2,881,118    (317,862)     (560,353)
 Net transfers between
  subaccounts. . . . . .            --           --          --            --
 Net change in policy
  loans. . . . . . . . .            --           --          --            --
                           -----------   ----------  ----------    ----------
Net increase in net
 assets resulting from
 policy transactions . .     1,145,652    7,517,207   1,424,474     1,162,770
                           -----------   ----------  ----------    ----------
Total increase in net
 assets. . . . . . . . .       296,310    7,568,368   1,519,787     1,243,221
Net assets at beginning
 of period . . . . . . .     7,568,368           --   1,243,221            --
                           -----------   ----------  ----------    ----------
Net assets at end of
 period. . . . . . . . .   $ 7,864,678   $7,568,368  $2,763,008    $1,243,221
                           ===========   ==========  ==========    ==========




---------
* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 FOR THE YEAR AND PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001


                                                           MFS INVESTORS
                                   AIM V.I. GROWTH          GROWTH STOCK
                                      SUBACCOUNT             SUBACCOUNT
                                 --------------------  ----------------------
                                   2002       2001*      2002         2001*
                                 ---------  ---------  ---------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income . . . .   $     --   $    306   $     --     $     --
 Realized losses . . . . . . .     (2,082)      (465)      (148)      (3,728)
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . .    (31,818)     3,097    (26,929)       1,135
                                 --------   --------   --------     --------
Net increase (decrease) in net
 assets resulting
 from operations . . . . . . .    (33,900)     2,938    (27,077)      (2,593)
                                 --------   --------   --------     --------
Policy transactions:
 Net premiums from
  policyholders. . . . . . . .    106,495    129,548    188,833      100,391
 Transfers to policyholders for
  benefits and termination . .    (30,421)    (4,456)   (27,055)     (55,051)
 Net transfers between
  subaccounts. . . . . . . . .         --         --         --           --
 Net change in policy loans. .         --         --         --           --
                                 --------   --------   --------     --------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . . .     76,074    125,092    161,778       45,340
                                 --------   --------   --------     --------
Total increase in net assets .     42,174    128,030    134,701       42,747
Net assets at beginning of
 period. . . . . . . . . . . .    128,030         --     42,747           --
                                 --------   --------   --------     --------
Net assets at end of period. .   $170,204   $128,030   $177,448     $ 42,747
                                 ========   ========   ========     ========




                                  MFS          FIDELITY VIP    AIM VI CAPITAL
                               RESEARCH          OVERSEAS        DEVELOPMENT
                              SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                          -------------------  -------------  -----------------
                            2002      2001*        2002*            2002*
                          ---------  --------  -------------  -----------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income.   $    278   $    --       $ --             $ --
 Realized gains (losses)     1,047      (249)        --               --
 Change in unrealized
  appreciation
  (depreciation) during
  the period. . . . . .    (19,231)    5,412         14               (1)
                          --------   -------       ----             ----
Net increase (decrease)
 in net assets resulting
 from operations. . . .    (17,906)    5,163         14               (1)
                          --------   -------       ----             ----
Policy transactions:
 Net premiums from
  policyholders . . . .     78,931    84,525        562              283
 Transfers to
  policyholders for
  benefits and
  termination . . . . .    (25,919)   (4,421)       (82)              --
 Net transfers between
  subaccounts . . . . .         --        --         --               --
 Net change in policy
  loans . . . . . . . .         --        --         --               --
                          --------   -------       ----             ----
Net increase in net
 assets resulting from
 policy transactions. .     53,012    80,104        480              283
                          --------   -------       ----             ----
Total increase in net
 assets . . . . . . . .     35,106    85,267        494              282
Net assets at beginning
 of period. . . . . . .     85,267        --         --               --
                          --------   -------       ----             ----
Net assets at end of
 period . . . . . . . .   $120,373   $85,267       $494             $282
                          ========   =======       ====             ====




---------
* From commencement of operations (refer to footnote d in notes to financial statements 6.)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 2002

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies issued by JHVLICO. Currently, the Account funds the Medallion Variable Life, Medallion Variable Universal Life Insurance Plus, Premium Variable Life Insurance, Medallion Variable Universal Life Insurance EDGE, and eVariable Life insurance policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), the John Hancock Declaration Trust (Declaration Trust) or as other outside investment trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or Outside Trusts or other investment options are developed and made available to policyholders. The forty-seven Portfolios of the Trust, Declaration Trust and Outside Trusts which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly, Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced U.S. Equity, Large Cap Aggressive Growth, Fundamental Growth, Aim V.I. Premier Equity (formerly, Aim V.I. Value), Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery, Templeton International, V.A. Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences, International Opportunities B (formerly, International Equity), Large Cap Value CORE, Fundamental Value (formerly, Large/Mid Cap Value), Small Cap Value, Aim V.I. Growth, MFS Investors Growth Stock, MFS Research, Fidelity VIP Overseas and Aim V.I. Capital Development Portfolios. Each portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

  Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FEDERAL INCOME TAXES

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at .50% and .60% (.75% for policy loans) of net assets of the Account for the Premium Variable Life Insurance and Medallion Variable Life Insurance policies, respectively. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

  Receivables/Payables to/from portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective portfolios' shares. The amounts are due to/from either the respective portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4. NEW AUDIT GUIDE

  Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Account have changed as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 have not been restated.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5. DETAILS OF INVESTMENTS


                                         SHARES
SUBACCOUNT                               OWNED         COST          VALUE
Large Cap Growth . . . . . . . . . .    7,200,797  $157,682,904   $ 91,885,585
Active Bond. . . . . . . . . . . . .   26,275,555   255,800,547    249,755,511
International Equity Index . . . . .    1,536,538    22,249,971     18,502,794
Small Cap Growth . . . . . . . . . .    1,211,044    14,571,798     11,728,256
Global Balanced. . . . . . . . . . .      150,171     1,367,214      1,239,388
Multi Cap Growth . . . . . . . . . .    1,956,735    22,479,106     14,547,883
Large Cap Value. . . . . . . . . . .    1,432,983    20,416,496     19,398,292
Money Market . . . . . . . . . . . .   83,005,394    83,015,541     83,015,541
Small/Mid Cap Growth . . . . . . . .    1,077,874    14,742,422     13,719,279
Real Estate Equity . . . . . . . . .    1,340,281    18,748,461     20,017,034
Growth & Income. . . . . . . . . . .   61,150,678   919,854,390    644,825,663
Managed. . . . . . . . . . . . . . .   28,378,916   390,579,613    339,986,244
Short-Term Bond. . . . . . . . . . .      405,930     4,103,543      4,122,158
Small Cap Equity . . . . . . . . . .      639,594     5,624,388      5,052,324
International Opportunities. . . . .      602,415     5,587,810      5,384,189
Equity Index . . . . . . . . . . . .    2,486,515    41,624,156     31,862,056
Global Bond. . . . . . . . . . . . .      240,267     2,420,438      2,548,322
Emerging Markets Equity. . . . . . .      333,176     2,320,226      2,224,343
Bond Index . . . . . . . . . . . . .      536,161     5,348,497      5,357,399
Small/Mid Cap CORE . . . . . . . . .      259,010     2,616,655      2,530,913
High Yield Bond. . . . . . . . . . .      282,810     1,957,088      1,774,777
Turner Core Growth . . . . . . . . .       24,290       433,520        268,400
Brandes International Equity . . . .       66,177       910,147        825,226
Frontier Capital Appreciation. . . .       71,153     1,347,647      1,053,775
Clifton Enhanced U.S. Equity . . . .       13,629       193,901        160,549
Large Cap Aggressive Growth. . . . .       36,892       280,928        240,499
Fundamental Growth . . . . . . . . .       46,628       379,147        319,632
Aim V.I. Premier Equity. . . . . . .       64,718     1,473,664      1,190,813
Fidelity VIP Growth. . . . . . . . .       59,513     1,909,657      1,606,263
Fidelity VIP Contrafund. . . . . . .       87,055     1,729,177      1,719,344
Janus Aspen Global Technology. . . .      129,227       505,954        370,883
Janus Aspen Worldwide Growth . . . .       25,396       708,225        623,975
MFS New Discovery. . . . . . . . . .       45,294       655,434        560,289
Templeton International. . . . . . .        8,683       115,122         99,772
V.A. Relative Value. . . . . . . . .       47,942       409,631        307,308
V.A. Financial Industries. . . . . .       28,307       406,456        372,810
V.A. Strategic Income. . . . . . . .       10,642        91,807         90,244
Health Sciences. . . . . . . . . . .       55,807       532,145        466,518
International Opportunities B. . . .       13,475       100,772         96,506
Large Cap Value CORE . . . . . . . .       42,111       411,361        382,357
Fundamental Value. . . . . . . . . .      816,431     8,636,358      7,864,783
Small Cap Value. . . . . . . . . . .      187,072     2,596,136      2,763,008
Aim V.I. Growth. . . . . . . . . . .       13,103       198,925        170,204
MFS Investors Growth Stock . . . . .       22,098       203,242        177,448
MFS Research . . . . . . . . . . . .        9,867       134,192        120,373
Fidelity VIP Overseas. . . . . . . .           37           480            494
Aim V.I. Capital Development . . . .           25           283            282

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts during 2002 were as follows:


SUBACCOUNT                                            PURCHASES       SALES
-------------------------------------------------------------------------------
Large Cap Growth . . . . . . . . . . . . . . . . .   $ 5,586,419   $ 5,294,978
Active Bond. . . . . . . . . . . . . . . . . . . .    16,338,922    12,878,275
International Equity Index . . . . . . . . . . . .     8,313,292     7,284,132
Small Cap Growth . . . . . . . . . . . . . . . . .     3,655,670     2,439,425
Global Balanced. . . . . . . . . . . . . . . . . .       376,281        94,090
Multi Cap Growth . . . . . . . . . . . . . . . . .     5,032,093     3,824,417
Large Cap Value. . . . . . . . . . . . . . . . . .     5,213,219     1,567,440
Money Market . . . . . . . . . . . . . . . . . . .    49,755,024    47,396,909
Small/Mid Cap Growth . . . . . . . . . . . . . . .     2,870,499     1,998,673
Real Estate Equity . . . . . . . . . . . . . . . .     6,039,344     3,939,590
Growth & Income. . . . . . . . . . . . . . . . . .    14,619,669    20,473,210
Managed. . . . . . . . . . . . . . . . . . . . . .    13,536,538    12,688,869
Short-Term Bond. . . . . . . . . . . . . . . . . .     1,494,541       528,981
Small Cap Equity . . . . . . . . . . . . . . . . .     4,757,767     3,384,574
International Opportunities. . . . . . . . . . . .     8,059,915     7,281,744
Equity Index . . . . . . . . . . . . . . . . . . .     9,393,031     2,839,154
Global Bond. . . . . . . . . . . . . . . . . . . .     1,185,280       884,681
Emerging Markets Equity. . . . . . . . . . . . . .     4,214,068     3,482,809
Bond Index . . . . . . . . . . . . . . . . . . . .     3,334,526     1,367,646
Small/Mid Cap CORE . . . . . . . . . . . . . . . .     3,545,907     2,238,963
High Yield Bond. . . . . . . . . . . . . . . . . .     2,881,514     2,322,074
Turner Core Growth . . . . . . . . . . . . . . . .        85,219        21,771
Brandes International Equity . . . . . . . . . . .       193,161        34,087
Frontier Capital Appreciation. . . . . . . . . . .       311,683        42,328
Clifton Enhanced US Equity . . . . . . . . . . . .       134,055         2,971
Large Cap Aggressive Growth. . . . . . . . . . . .       158,539        38,981
Fundamental Growth . . . . . . . . . . . . . . . .       195,689       104,114
Aim V.I. Premier Equity. . . . . . . . . . . . . .       560,226       139,928
Fidelity VIP Growth. . . . . . . . . . . . . . . .       873,984       365,672
Fidelity VIP Contrafund. . . . . . . . . . . . . .       914,855       153,931
Janus Aspen Global Technology. . . . . . . . . . .       251,435        40,222
Janus Aspen Worldwide Growth . . . . . . . . . . .       321,830        88,565
MFS New Discovery. . . . . . . . . . . . . . . . .       282,540        62,301
Templeton International. . . . . . . . . . . . . .        38,140        26,338
V.A. Relative Value. . . . . . . . . . . . . . . .       247,186        58,263
V.A. Financial Industries. . . . . . . . . . . . .       265,881        32,200
V.A. Strategic Income. . . . . . . . . . . . . . .        69,842        10,887
Health Sciences. . . . . . . . . . . . . . . . . .       361,772        40,267
International Opportunities B. . . . . . . . . . .        81,003         8,925
Large Cap Value CORE . . . . . . . . . . . . . . .       336,957       104,362
Fundamental Value. . . . . . . . . . . . . . . . .     3,817,421     2,701,929
Small Cap Value. . . . . . . . . . . . . . . . . .     1,514,517        86,194
Aim V.I. Growth. . . . . . . . . . . . . . . . . .       101,431        25,357
MFS Investors Growth Stock . . . . . . . . . . . .       173,267        11,490
MFS Research . . . . . . . . . . . . . . . . . . .        78,012        24,722
Fidelity VIP Overseas. . . . . . . . . . . . . . .           498            18
Aim V.I. Capital Development . . . . . . . . . . .           283            --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

6. UNIT VALUES

  A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:


                                                                                          FOR THE YEARS AND PERIODS ENDED
                                         AT JUNE 30, 2002 AND DECEMBER 31, 2001        JUNE 30, 2002  AND DECEMBER 31, 2001
                                        ------------------------------------------------------------------------------------------
                                                      UNIT FAIR                     EXPENSES                         TOTAL
                                                        VALUE                        RATIO*      INVESTMENT        RETURN***
                                         UNITS        LOWEST TO         ASSETS      LOWEST TO      INCOME          LOWEST TO
SUBACCOUNT                               (000S)        HIGHEST          (000S)       HIGHEST      RATIO**           HIGHEST
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth
 June 30, 2002                             674     $42.44 to $44.07     114,231   0.6% to 0.75%    1.57%      (20.39)% to (20.15)%
 December 31, 2001                         643     $53.31 to $58.90    $134,796   0.6% to 0.75%    0.25%      (18.02)% to 495.90%
Active Bond
 June 30, 2002                             590      28.20 to 34.16      313,797    0.6 to 0.75     5.93           1.48 to 1.79
 December 31, 2001                         525      27.79 to 66.98      311,393    0.6 to 0.75     7.43          7.50 to 235.60
International Equity Index
 June 30, 2002                             385      17.97 to 19.26       21,592    0.6 to 0.75     2.59           0.35 to 0.59
 December 31, 2001                         351      17.91 to 19.15       20,602    0.6 to 0.75     2.11         (20.79) to 91.50
Small Cap Growth
 June 30, 2002                             965      11.63 to 12.07       11,728    0.6 to 0.75     --/a/       (21.01) to (20.78)
 December 31, 2001                         877      14.72 to 15.23       12,970    0.6 to 0.75     --/a/        (13.11) to 52.30
Global Balanced
 June 30, 2002                           1,139      10.72 to 11.12        1,239        0.6         0.02         (4.05) to (3.79)
 December 31, 2001                          89      11.17 to 11.56        1,000        0.6         1.61         (6.99) to 15.60
Multi Cap Growth
 June 30, 2002                           1,348      10.28 to 10.67       14,548        0.6         --/a/       (27.83) to (27.48)
 December 31, 2001                        1252      14.25 to 14.71       17,904        0.6         --/a/        (37.22) to 47.10
Large Cap Value
 June 30, 2002                           1,096      17.25 to 17.90       19,398        0.6         0.01         (5.60) to (5.32)
 December 31, 2001                         907      18.27 to 18.90       16,716        0.6         1.83          0.66 to 89.00
Money Market
 June 30, 2002                           2,046      14.56 to 19.85       98,350    0.6 to 0.75     0.02           0.50 to 0.80
 December 31, 2001                       1,737      14.44 to 34.50       95,667    0.6 to 0.75     4.52          3.29 to 44.40

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                                                                            FOR THE YEARS AND PERIODS ENDED
                                            AT JUNE 30, 2002 AND DECEMBER 31, 2001        JUNE 30, 2002 AND DECEMBER 31, 2001
                                           ----------------------------------------------------------------------------------------
                                                          UNIT FAIR                    EXPENSES                       TOTAL
                                                            VALUE                       RATIO*     INVESTMENT       RETURN***
                                             UNITS        LOWEST TO         ASSETS     LOWEST TO     INCOME         LOWEST TO
SUBACCOUNT                                  (000S)         HIGHEST          (000S)      HIGHEST     RATIO**          HIGHEST
-----------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth
 June 30, 2002                                 690      18.95 to 19.89      13,719        0.6         --/a/     (13.80) to (13.51)
 December 31, 2001                             648      21.98 to 23.00      14,288        0.6         --/a/        2.23 to 130
Real Estate Equity
 June 30, 2002                                 222      33.79 to 35.91      23,139    0.6 to 0.75     0.05        10.41to 10.73
 December 31, 2001                             207      30.60 to 32.43      18,855    0.6 to 0.75     5.34        5.12 to 224.30
Growth & Income
 June 30, 2002                               1,526      42.73 to 51.89     832,018    0.6 to 0.75     0.02      (13.61) to (13.35)
 December 31, 2001                           1,465     49.46 to 137.76     927,018    0.6 to 0.75     0.64      (15.96) to 498.80
Managed
 June 30, 2002                               1,375      34.49 to 41.38     425,628    0.6 to 0.75     0.03      (9.43) to  (9.15)
 December 31, 2001                           1,244      38.08 to 45.55     458,881    0.6 to 0.75     2.69       (3.40) to 355.50
Short-Term Bond
 June 30, 2002                                 264      15.28 to 16.05       4,122        0.6         0.05         2.03 to 2.37
 December 31, 2001                             207      14.98 to 15.68       3,150        0.6         6.60        7.46 to 56.80
Small Cap Equity
 June 30, 2002                                 496       9.21 to 9.56        5,052        0.6         --/a/     (13.70) to (13.44)
 December 31, 2001                             394      10.67 to 11.04       4,215        0.6         0.07       (4.30) to 10.40
International Opportunities
 June 30, 2002                                 460      10.38 to 10.77       5,384        0.6         0.01       (4.01) to (3.71)
 December 31, 2001                             443      10.81 to 11.18       4,803        0.6         1.01       (21.38) to 11.80
Equity Index
 June 30, 2002                               1,998      15.43 to 16.01      31,862        0.6         0.01      (15.38) to (15.09)
 December 31, 2001                           1,647      18.24 to 18.87      30,219        0.6         1.51       (12.48) to 88.60
Global Bond
 June 30, 2002                                 176      14.41 to 14.95       2,548        0.6         --/a/        8.66 to 8.97
 December 31, 2001                             154      10.00 to 13.92       2,047        0.6         7.05       (2.00) to 37.20

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                             AT JUNE 30, 2002 AND DECEMBER 31,         FOR THE YEARS AND PERIODS ENDED
                                                           2001                      JUNE 30, 2002 AND DECEMBER 31, 2001
                                           ------------------------------------------------------------------------------------
                                                        UNIT FAIR                 EXPENSES                      TOTAL
                                                          VALUE                    RATIO*    INVESTMENT       RETURN***
                                            UNITS       LOWEST TO       ASSETS    LOWEST TO    INCOME         LOWEST TO
SUBACCOUNT                                  (000S)       HIGHEST        (000S)     HIGHEST    RATIO**          HIGHEST
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity
 June 30, 2002                               255       7.52 to 7.71      2,224       0.6       --/a/         7.29 to 7.46
 December 31, 2001                           198       7.29 to 7.46      1,447       0.6        0.34      (25.40) to (3.62)
Bond Index
 June 30, 2002                               416      12.69 to 13.01     5,357       0.6        0.06         3.07 to 3.40
 December 31, 2001                           270      12.31 to 12.58     3,361       0.6        6.79        7.04 to 25.80
Small/Mid Cap CORE                                                                   --
 June 30, 2002                               200      10.84 to 11.11     2,531       0.6       --/a/       (3.16) to (2.87)
 December 31, 2001                           114      11.19 to 11.44     1,286       0.6        0.48        0.53 to 14.40
High Yield Bond
 June 30, 2002                               203       8.65 to 8.87      1,775       0.6        0.11       (4.83) to (4.53)
 December 31, 2001                           151       9.09 to 9.29      1,379       0.6       10.95        (7.10) to 2.09
Turner Core Growth
 June 30, 2002                                18      14.19 to 15.89       268       0.6       --/a/      (19.65) to (19.42)
 December 31, 2001                            15      17.66 to 19.72       259       0.6        0.15      (24.04) to (23.60)
Brandes International Equity
 June 30, 2002                                53      15.67 to 16.00       825       0.6       --/a/         1.12 to 1.45
 December 31, 2001                            42      15.50 to 15.86       657       0.6        1.88%     (13.26) to (12.78)
Frontier Capital Appreciation
 June 30, 2002                                54      18.72 to 20.18     1,054       --        --/a/      (15.77) to (14.83)
 December 31, 2001                            42      22.23 to 23.88       932       --        --/a/       (1.81) to (1.64)
Clifton Enhanced U.S. Equity
 June 30, 2002                                18      8.69 to 11.80        161       0.6       --/a/      (15.23) to (14.95)
 December 31, 2001                             5      10.25 to 13.90        52       0.6        6.38      (13.50) to (13.04)
Large Cap Aggressive Growth
 June 30, 2002                                36           6.53            240       --        --/a/           (21.63)
 December 31, 2001                            20           8.33            170       --        --/a/      (16.70) to (14.65)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                            AT JUNE 30, 2002 AND DECEMBER 31,        FOR THE YEARS AND PERIODS ENDED
                                                          2001                     JUNE 30, 2002 AND DECEMBER 31, 2001
                                           ----------------------------------------------------------------------------------
                                                       UNIT FAIR                EXPENSES                      TOTAL
                                                         VALUE                   RATIO*    INVESTMENT       RETURN***
                                             UNITS     LOWEST TO      ASSETS    LOWEST TO    INCOME         LOWEST TO
SUBACCOUNT                                  (000S)      HIGHEST       (000S)     HIGHEST    RATIO**          HIGHEST
-----------------------------------------------------------------------------------------------------------------------------
Fundamental Growth
 June 30, 2002                                 39         7.90          320        --         --/a/          (22.24)
 December 31, 2001                             30        10.16          302        --         --/a/      (32.22) to 1.60
Aim V.I. Premier Equity
 June 30, 2002                                 51        22.90        1,191        --         --/a/          (22.94)
 December 31, 2001                             35        29.72        1,054        --         0.15      (12.59) to 197.20
Fidelity VIP Growth
 June 30, 2002                                 28        55.71        1,606        --         --/a/          (21.61)
 December 31, 2001                             20        71.07        1,449        --         --/a/     (17.73) to 610.70
Fidelity VIP Contrafund
 June 30, 2002                                 63        27.25        1,719        --         0.01            (1.70)
 December 31, 2001                             38        27.72          992        --         0.22      (12.36) to 177.20
Janus Aspen Global Technology
 June 30, 2002                                125         2.87          371        --         --/a/          (32.27)
 December 31, 2001                             68         4.24          290        --         1.15      (57.60) to (37.37)
Janus Aspen Worldwide Growth
 June 30, 2002                                112         5.54          624        --         0.01           (14.19)
 December 31, 2001                             74         6.46          477        --         0.40      (35.40) to (22.63)
MFS New Discovery
 June 30, 2002                                 42        12.93          560        --         --/a/          (21.61)
 December 31, 2001                             28        16.49          456        --         --/a/      (5.01) to 64.90
Templeton International
 June 30, 2002                                  5        20.96          100        --         0.03            (0.73)
 December 31, 2001                              4        21.12           90        --         3.71      (15.99) to 111.20
VA Relative Value
 June 30, 2002                                 26        11.38          307        --         --/a/          (35.33)
 December 31, 2001                             14        17.59          245        --         0.13            75.90

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                                                                          FOR THE YEARS AND PERIODS ENDED
                                             AT JUNE 30, 2002 AND DECEMBER 31, 2001     JUNE 30, 2002 AND DECEMBER 31, 2001
                                            -------------------------------------------------------------------------------------
                                                                                       EXPENSES
                                                           UNIT FAIR                    RATIO*                      TOTAL
                                                             VALUE                      LOWEST    INVESTMENT      RETURN***
                                              UNITS        LOWEST TO        ASSETS        TO        INCOME        LOWEST TO
SUBACCOUNT                                   (000S)         HIGHEST         (000S)     HIGHEST     RATIO**         HIGHEST
---------------------------------------------------------------------------------------------------------------------------------
VA Financial Industries
 June 30, 2002                                  26           13.92             373        --         --/a/         (10.96)
 December 31, 2001                              11           15.63             173        --         1.02           56.30
VA Strategic Income
 June 30, 2002                                   6           14.06              90        --         0.08            1.97
 December 31, 2001                               2           13.79              33        --         3.05           37.90
Health Sciences
 June 30, 2002                                  56           8.11              467        --         --/a/         (17.34)
 December 31, 2001                              22           9.81              213        --         --/a/          (1.90)
International Opportunities B
 June 30, 2002                                  13           7.64               97       0.6         0.01           (4.92)
 December 31, 2001                               4           8.03               29       0.6         0.10          (19.70)
Large cap Value CORE
 June 30, 2002                                  40           9.45              382        --         0.01           (8.91)
 December 31, 2001                              17           10.37             179        --         0.34            3.70
Fundamental Value
 June 30, 2002                                 574       9.86 to 14.62       7,865       0.6         0.01          (10.81)
 December 31, 2001                             486      11.05 to 16.44       7,568       0.6         0.10       10.50 to 64.40
Small Cap Value
 June 30, 2002                                 154           17.63           2,763        --         --/a/           5.01
 December 31, 2001                              74           16.79           1,243        --         0.66           67.90
Aim V.I. Growth
 June 30, 2002                                  10           15.95             170        --         --/a/         (23.20)
 December 31, 2001                               6           20.77             128        --         0.27           107.70
MFS Investors Growth Stock
 June 30, 2002                                  22           7.99              177        --         --/a/         (19.89)
 December 31, 2001                               4           9.97               43        --         --/a/          (0.30)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                                                                            FOR THE YEARS AND PERIODS ENDED
                                               AT JUNE 30, 2002 AND DECEMBER 31, 2001     JUNE 30, 2002 AND DECEMBER 31, 2001
                                               ------------------------------------------------------------------------------------
                                                              UNIT FAIR                  EXPENSES                      TOTAL
                                                                VALUE                     RATIO*      INVESTMENT     RETURN***
                                                  UNITS       LOWEST TO      ASSETS      LOWEST TO      INCOME       LOWEST TO
SUBACCOUNT                                       (000S)        HIGHEST       (000S)       HIGHEST      RATIO**        HIGHEST
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research
 June 30, 2002                                      8           15.56          120                       0.01         (16.64)
 December 31, 2001                                  5           10.00           85          --           --/a/         86.70
Fidelity VIP Overseas
 June 30, 2002                                     --/b/                       --/c/        --           --/a/       (5.27)/e/
Aim V.I. Capital Development
 June 30, 2002                                     --/b/        8.82           --/c/        --           --/a/       (12.15)/e/


* These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying portfolio are excluded.

** These amounts represent the dividends and policy loan income received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

   a. Portfolio distributed no dividends during the period.

   b. Total accumulation units not greater than 500 units.

   c. Assets not greater than $500.

   d. From commencement of operations as follows (Investment Income Ratio is annualized):


   Large Cap Aggressive Growth         September 7, 2000
   Fundamental Growth                  September 7, 2000
   AIM V.I. Premier Equity             September 7, 2000
   Fidelity VIP Growth                 September 7, 2000
   Fidelity VIP Contrafund             September 7, 2000
   Janus Aspen Global Technology       September 7, 2000
   Janus Aspen Worldwide Growth        September 7, 2000
   MFS New Discovery                   September 7, 2000
   Templeton International             September 7, 2000
   VA Relative Value                   May 17, 2001
   VA Financial Industries             June 13, 2001
   VA Strategic Income                 May 14, 2001
   Health Sciences                     June 20, 2001
   International Opportunities B       May 14, 2001
   Large Cap Value CORE                June 27, 2001
   Fundamental Value                   June 13, 2001
   Small Cap Value                     May 14, 2001
   AIM V.I. Growth                     June 22, 2001
   MFS Investors Growth Stock          June 13, 2001
   MFS Research                        July 23, 2001
   Fidelity VIP Overseas               May 28, 2002
   AIM V.I. Capital Development        June 24, 2002


   e.Includes initial offering price on May 1, 2002 of a new product for this Subaccount.

                          AUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         REPORT OF INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U
 of the John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS Discovery Series, Templeton International, V.A. Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, International Equity, Large Cap Value Core, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth, MFS Investors Growth Stock and MFS Research Series Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 2001, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP



Boston, Massachusetts
February 8, 2002

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2001


                                                    INTERNATIONAL
                         LARGE CAP       ACTIVE         EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX          GROWTH
                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  --------------  -------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . .   $111,623,458  $248,573,874   $17,563,825     $12,970,292
Policy loans and
 accrued interest
 receivable . . . . .     23,171,200    62,819,148     3,038,122              --
Receivable from
 portfolio/JHVLICO. .        285,029       371,783        29,494          75,988
                        ------------  ------------   -----------     -----------
Total assets. . . . .    135,079,687   311,764,805    20,631,441      13,046,280
LIABILITIES
Payable to
 portfolio/JHVLICO. .        278,921       362,717        28,558          75,429
Asset charges payable          6,108         9,066           935             560
                        ------------  ------------   -----------     -----------
Total liabilities . .        285,029       371,783        29,493          75,989
                        ------------  ------------   -----------     -----------
                        $134,794,658  $311,393,022   $20,601,948     $12,970,291
                        ------------  ------------   -----------     -----------
NET ASSETS:
 Accumulation units .   $134,794,658  $311,393,022   $20,601,948     $12,970,291
                        ------------  ------------   -----------     -----------
 Total net assets . .   $134,794,658  $311,393,022   $20,601,948     $12,970,291
                        ------------  ------------   -----------     -----------
 Units outstanding. .        642,518       524,506       351,452         877,120
                        ------------  ------------   -----------     -----------
 Unit value
  (accumulation). . .   $     209.79  $     593.69   $     58.62     $     14.79
                        ============  ============   ===========     ===========




                              GLOBAL      MID CAP     LARGE CAP       MONEY
                             BALANCED     GROWTH        VALUE        MARKET
                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                            ----------  -----------  -----------  -------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . . . .   $  999,731  $17,904,452  $16,715,532   $80,657,426
Policy loans and accrued
 interest receivable. . .           --           --           --    15,009,416
Receivable from
 portfolio/JHVLICO. . . .       16,975      100,377      463,598     1,143,328
                            ----------  -----------  -----------   -----------
Total assets. . . . . . .    1,016,706   18,004,829   17,179,130    96,810,170
LIABILITIES
Payable to
 portfolio/JHVLICO. . . .       16,933       99,636      462,968     1,142,093
Asset charges payable . .           42          741          630         1,235
                            ----------  -----------  -----------   -----------
Total liabilities . . . .       16,975      100,377      463,598     1,143,328
                            ----------  -----------  -----------   -----------
                            $  999,731  $17,904,452  $16,715,532   $95,666,842
                            ----------  -----------  -----------   -----------
NET ASSETS:
 Accumulation units . . .   $  999,731  $17,904,452  $16,715,532   $95,666,842
                            ----------  -----------  -----------   -----------
 Total net assets . . . .   $  999,731  $17,904,452  $16,715,532   $95,666,842
                            ----------  -----------  -----------   -----------
 Units outstanding. . . .       89,038    1,251,513      907,157     1,737,261
                            ----------  -----------  -----------   -----------
 Unit value (accumulation)  $    11.23  $     14.31  $     18.43   $     55.07
                            ==========  ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 2001


                         SMALL/MID   REAL ESTATE     GROWTH &
                        CAP GROWTH      EQUITY        INCOME        MANAGED
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -----------  ------------  ------------  --------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . .   $14,287,930  $16,341,194   $736,048,393   $370,859,587
Policy loans and
 accrued interest
 receivable . . . . .            --    2,514,247    190,970,094     88,021,799
Receivable from
 portfolio/JHVLICO. .       218,231      364,777        320,338        189,207
                        -----------  -----------   ------------   ------------
Total assets. . . . .    14,506,161   19,220,218    927,338,825    459,070,593
LIABILITIES
Payable to
 portfolio/JHVLICO. .       217,580      363,957        293,352        168,454
Asset charges payable           651          821         26,986         20,753
                        -----------  -----------   ------------   ------------
Total liabilities . .       218,231      364,778        320,338        189,207
                        -----------  -----------   ------------   ------------
                        $14,287,930  $18,855,440   $927,018,487   $458,881,386
                        -----------  -----------   ------------   ------------
NET ASSETS:
 Accumulation units .   $14,287,930  $18,855,440   $927,018,487   $458,881,386
                        -----------  -----------   ------------   ------------
 Total net assets . .   $14,287,930  $18,855,440   $927,018,487   $458,881,386
                        -----------  -----------   ------------   ------------
 Units outstanding. .       647,907      206,778      1,464,849      1,243,629
                        -----------  -----------   ------------   ------------
 Unit value
  (accumulation). . .   $     22.05  $     91.19   $     632.84   $     368.99
                        ===========  ===========   ============   ============




                         SHORT-TERM   SMALL CAP   INTERNATIONAL      EQUITY
                            BOND        EQUITY    OPPORTUNITIES       INDEX
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                         ----------   ----------  -------------    ----------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,
  at value . . . . . .   $3,150,054   $4,215,482    $4,803,336     $30,219,165
Policy loans and
 accrued interest
 receivable. . . . . .           --           --            --              --
Receivable from
 portfolio/JHVLICO . .      164,018       10,642       110,790         438,060
                         ----------   ----------    ----------     -----------
Total assets . . . . .    3,314,072    4,226,124     4,914,126      30,657,225
LIABILITIES
Payable to
 portfolio/JHVLICO . .      163,921       10,457       110,591         436,840
Asset charges payable.           97          185           199           1,220
                         ----------   ----------    ----------     -----------
Total liabilities. . .      164,018       10,642       110,790         438,060
                         ----------   ----------    ----------     -----------
                         $3,150,054   $4,215,482    $4,803,336     $30,219,165
                         ----------   ----------    ----------     -----------
NET ASSETS:
 Accumulation units. .   $3,150,054   $4,215,482    $4,803,336     $30,219,165
                         ----------   ----------    ----------     -----------
 Total net assets. . .   $3,150,054   $4,215,482    $4,803,336     $30,219,165
                         ----------   ----------    ----------     -----------
 Units outstanding . .      206,841      393,605       442,624       1,646,667
                         ----------   ----------    ----------     -----------
 Unit value
  (accumulation). . .    $    15.23   $    10.71    $    10.85     $     18.35
                         ==========   ==========    ==========     ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 2001


                                                                    SMALL/MID
                                 GLOBAL     EMERGING      BOND         CAP
                                  BOND      MARKETS      INDEX         CORE
                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                               ----------  ----------  ----------  ------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable Series
  Trust I,
  at value . . . . . . . . .   $2,046,671  $1,446,803  $3,361,380   $1,286,112
Receivable from
 portfolio/JHVLICO . . . . .          786       6,077      84,044        9,336
                               ----------  ----------  ----------   ----------
Total assets . . . . . . . .    2,047,457   1,452,880   3,445,424    1,295,448
LIABILITIES
Payable to portfolio/JHVLICO          689       6,022      83,971        9,302
Asset charges payable. . . .           97          56          74           34
                               ----------  ----------  ----------   ----------
Total liabilities. . . . . .          786       6,078      84,045        9,336
                               ----------  ----------  ----------   ----------
                               $2,046,671  $1,446,802  $3,361,379   $1,286,112
                               ----------  ----------  ----------   ----------
NET ASSETS:
 Accumulation units. . . . .   $2,046,671  $1,446,802  $3,361,379   $1,286,112
                               ----------  ----------  ----------   ----------
 Total net assets. . . . . .   $2,046,671  $1,446,802  $3,361,379   $1,286,112
                               ----------  ----------  ----------   ----------
 Units outstanding . . . . .      154,090     197,513     269,907      113,815
                               ----------  ----------  ----------   ----------
 Unit value (accumulation) .   $    13.28  $     7.33  $    12.45   $    11.30
                               ==========  ==========  ==========   ==========




                           HIGH       TURNER                       FRONTIER
                          YIELD        CORE        BRANDES          CAPITAL
                           BOND       GROWTH    INTERNATIONAL    APPRECIATION
                        SUBACCOUNT  SUBACCOUNT      EQUITY        SUBACCOUNT
                        ----------  ----------  --------------  ---------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I,
 at value . . . . . .   $1,379,445   $     --      $     --        $     --
 Outside Trust, at
  value . . . . . . .           --    259,141       656,930         931,777
Receivable from
 portfolio/JHVLICO. .        9,570      5,377         7,433           7,696
                        ----------   --------      --------        --------
Total assets. . . . .    1,389,015    264,518       664,363         939,473
LIABILITIES
Payable to
 portfolio/JHVLICO. .        9,527      5,364         7,401           7,656
Asset charges payable           43         13            33              39
                        ----------   --------      --------        --------
Total liabilities . .        9,570      5,377         7,434           7,695
                        ----------   --------      --------        --------
                        $1,379,445   $259,141      $656,929        $931,778
                        ----------   --------      --------        --------
NET ASSETS:
 Accumulation units .   $1,379,445   $259,141      $656,929        $931,778
                        ----------   --------      --------        --------
 Total net assets . .   $1,379,445   $259,141      $656,929        $931,778
                        ----------   --------      --------        --------
 Units outstanding. .      150,586     14,669        42,405          41,533
                        ----------   --------      --------        --------
 Unit value
  (accumulation). . .   $     9.16   $  17.67      $  15.49        $  22.43
                        ==========   ========      ========        ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 2001


                            CLIFTON      LARGE CAP
                            ENHANCED    AGGRESSIVE   FUNDAMENTAL     AIM V.I.
                          U.S. EQUITY     GROWTH        GROWTH        VALUE
                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                          ------------  -----------  ------------  ------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust,
  at value. . . . . . .    $       --    $169,674      $302,094     $       --
 Outside Trust, at value       52,211          --            --      1,053,811
Receivable from
 portfolio/JHVLICO. . .             2         891           950          3,027
                           ----------    --------      --------     ----------
Total assets. . . . . .        52,213     170,565       303,044      1,056,838
LIABILITIES
Payable to
 portfolio/JHVLICO. . .            --         892           950          3,027
Asset charges payable .             3          --            --             --
                           ----------    --------      --------     ----------
Total liabilities . . .             3         892           950          3,027
                           ----------    --------      --------     ----------
                           $   52,210    $169,673      $302,094     $1,053,811
                           ----------    --------      --------     ----------
NET ASSETS:
 Accumulation units . .    $   52,210    $169,673      $302,094     $1,053,811
                           ----------    --------      --------     ----------
 Total net assets . . .    $   52,210    $169,673      $302,094     $1,053,811
                           ----------    --------      --------     ----------
 Units outstanding. . .         5,072      20,377        29,518         35,453
                           ----------    --------      --------     ----------
 Unit value
  (accumulation)  . . .    $    10.29    $   8.33      $  10.23     $    29.72
                           ==========    ========      ========     ==========




                                                         JANUS ASPEN    JANUS ASPEN
                        FIDELITY VIP   FIDELITY VIP II      GLOBAL       WORLDWIDE
                           GROWTH         CONTRAFUND      TECHNOLOGY       GROWTH
                         SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                        ------------   ---------------   -----------    -----------
ASSETS
Investment in shares
 of portfolios of:
 Outside Trust, at
  value . . . . . . .    $1,449,128        $991,597        $289,821       $477,065
Receivable from
 portfolio/JHVLICO. .         2,186           2,244           1,717          2,093
                         ----------        --------        --------       --------
Total assets. . . . .     1,451,314         993,841         291,538        479,158
LIABILITIES
Payable to
 portfolio/JHVLICO. .         2,186           2,245           1,717          2,093
Asset charges payable            --              --              --             --
                         ----------        --------        --------       --------
Total liabilities . .         2,186           2,245           1,717          2,093
                         ----------        --------        --------       --------
                         $1,449,128        $991,596        $289,821       $477,065
                         ----------        --------        --------       --------
NET ASSETS:
 Accumulation units .    $1,449,128        $991,596        $289,821       $477,065
                         ----------        --------        --------       --------
 Total net assets . .    $1,449,128        $991,596        $289,821       $477,065
                         ----------        --------        --------       --------
 Units outstanding. .        20,389          35,776          68,276         73,806
                         ----------        --------        --------       --------
 Unit value
  (accumulation). . .    $    71.07        $  27.72        $   4.24       $   6.46
                         ==========        ========        ========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 2001


                         MFS NEW
                        DISCOVERY     TEMPLETON    V.A. RELATIVE   V.A. FINANCIAL
                          SERIES    INTERNATIONAL      VALUE         INDUSTRIES
                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                        ----------  -------------  -------------  ----------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock
  Declaration Trust,
  at value. . . . . .    $     --     $     --       $244,659         $173,319
 Outside Trust, at
  value . . . . . . .     456,214       90,241             --               --
Receivable from
 portfolio/JHVLICO. .       1,717          628          4,050              701
                         --------     --------       --------         --------
Total assets. . . . .     457,931       90,869        248,709          174,020
LIABILITIES
Payable to
 portfolio/JHVLICO. .       1,717          628          4,050              701
Asset charges payable          --           --             --               --
                         --------     --------       --------         --------
Total liabilities . .       1,717          628          4,050              701
                         --------     --------       --------         --------
                         $456,214     $ 90,241       $244,659         $173,319
                         --------     --------       --------         --------
NET ASSETS:
 Accumulation units .    $456,214     $ 90,241       $244,659         $173,319
                         --------     --------       --------         --------
 Total net assets . .    $456,214     $ 90,241       $244,659         $173,319
                         --------     --------       --------         --------
 Units outstanding. .      27,665        4,272         13,906           11,086
                         --------     --------       --------         --------
 Unit value
  (accumulation). . .    $  16.49     $  21.12       $  17.59         $  15.63
                         ========     ========       ========         ========




                                          HEALTH
                        V.A. STRATEGIC   SCIENCES   INTERNATIONAL   LARGE CAP
                            INCOME         FUND        EQUITY       VALUE CORE
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        --------------  ----------  -------------  ------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock
  Declaration Trust,
  at value. . . . . .      $32,668       $     --      $    --       $     --
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .           --        212,579       28,823        179,246
Receivable from
 portfolio/JHVLICO. .          296            849           28            838
                           -------       --------      -------       --------
Total assets. . . . .       32,964        213,428       28,851        180,084
LIABILITIES
Payable to
 portfolio/JHVLICO. .          296            849           28            838
Asset charges payable           --             --           --             --
                           -------       --------      -------       --------
Total liabilities . .          296            849           28            838
                           -------       --------      -------       --------
                           $32,668       $212,579      $28,823       $179,246
                           -------       --------      -------       --------
NET ASSETS:
 Accumulation units .      $32,668       $212,579      $28,823       $179,246
                           -------       --------      -------       --------
 Total net assets . .      $32,668       $212,579      $28,823       $179,246
                           -------       --------      -------       --------
 Units outstanding. .        2,361         21,659        3,591         17,285
                           -------       --------      -------       --------
 Unit value
  (accumulation). . .      $ 13.84       $   9.81      $  8.03       $  10.37
                           =======       ========      =======       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 2001


                            LARGE/MID   SMALL CAP    AIM V.I.    MFS INVESTORS
                            CAP VALUE     VALUE       GROWTH     GROWTH STOCK
                            SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                            ----------  ----------  ----------  ---------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . . . .   $7,568,367  $1,243,221   $     --       $    --
 Outside Trust, at value.           --          --    128,030        42,747
Receivable from
 portfolio/JHVLICO. . . .       12,355      83,963        608            14
                            ----------  ----------   --------       -------
Total assets. . . . . . .    7,580,722   1,327,184    128,638        42,761
LIABILITIES
Payable to
 portfolio/JHVLICO. . . .       12,028      83,963        608            14
Asset charges payable . .          326          --         --            --
                            ----------  ----------   --------       -------
Total liabilities . . . .       12,354      83,963        608            14
                            ----------  ----------   --------       -------
                            $7,568,368  $1,243,221   $128,030       $42,747
                            ----------  ----------   --------       -------
NET ASSETS:
 Accumulation units . . .   $7,568,368  $1,243,221   $128,030       $42,747
                            ----------  ----------   --------       -------
 Total net assets . . . .   $7,568,368  $1,243,221   $128,030       $42,747
                            ----------  ----------   --------       -------
 Units outstanding. . . .      486,262      74,028      6,163         4,289
                            ----------  ----------   --------       -------
 Unit value (accumulation)  $    15.56  $    16.79   $  20.77       $  9.97
                            ==========  ==========   ========       =======




                                                                  MFS RESEARCH
                                                                     SERIES
                                                                   SUBACCOUNT
                                                                 ---------------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value . . . . . . . . . . . . . . . . . . .       $85,267
Receivable from portfolio/JHVLICO. . . . . . . . . . . . . . .             5
                                                                     -------
Total assets . . . . . . . . . . . . . . . . . . . . . . . . .        85,272
LIABILITIES
Payable to portfolio/JHVLICO . . . . . . . . . . . . . . . . .            --
Asset charges payable. . . . . . . . . . . . . . . . . . . . .             5
                                                                     -------
Total liabilities. . . . . . . . . . . . . . . . . . . . . . .             5
                                                                     -------
                                                                     $85,267
                                                                     -------
NET ASSETS:
 Accumulation units. . . . . . . . . . . . . . . . . . . . . .       $85,267
                                                                     -------
 Total net assets. . . . . . . . . . . . . . . . . . . . . . .       $85,267
                                                                     -------
 Units outstanding . . . . . . . . . . . . . . . . . . . . . .         4,568
                                                                     -------
 Unit value (accumulation) . . . . . . . . . . . . . . . . . .       $ 18.67
                                                                     =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                         LARGE CAP                  INTERNATIONAL    SMALL CAP
                           GROWTH      ACTIVE BOND  EQUITY INDEX      GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -------------  -----------  -------------  --------------
Investment income:
Income:
 Dividends. . . . . .   $    215,685   $14,709,310  $   309,473     $        --
 Interest on policy
  loans . . . . . . .      1,732,312     4,683,009      225,868              --
                        ------------   -----------  -----------     -----------
Total investment
 income . . . . . . .      1,947,997    19,392,319      535,341              --
Expenses:
 Mortality and expense
  risks . . . . . . .        772,251     1,083,905      124,010          62,004
                        ------------   -----------  -----------     -----------
Net investment income
 (loss) . . . . . . .      1,175,746    18,308,414      411,331         (62,004)
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .        122,209       254,697   (1,233,213)     (3,273,803)
 Realized gain
  distributions . . .             --            --        2,355              --
                        ------------   -----------  -----------     -----------
Realized gains
 (losses) . . . . . .        122,209       254,607   (1,230,858)     (3,273,803)
Change in unrealized
 appreciation
 (depreciation) during
 the period . . . . .    (24,654,732)    2,474,513   (3,559,869)      1,819,951
                        ------------   -----------  -----------     -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(23,356,777)  $21,037,534  $(4,379,396)    $(1,515,856)
                        ============   ===========  ===========     ===========




                               GLOBAL      MID CAP     LARGE CAP      MONEY
                              BALANCED     GROWTH        VALUE        MARKET
                             SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                             ----------  ------------  ----------  ------------
Investment income:
Income:
 Dividends . . . . . . . .   $  12,566   $        --   $ 190,984    $2,724,130
 Interest on policy loans.          --            --          --     1,043,435
                             ---------   -----------   ---------    ----------
Total investment income. .      12,566            --     190,984     3,767,565
Expenses:
 Mortality and expense
  risks. . . . . . . . . .       5,525        90,412      63,477       450,313
                             ---------   -----------   ---------    ----------
Net investment income
 (loss). . . . . . . . . .       7,041       (90,412)    127,507     3,317,252
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of
  portfolio shares . . . .    (109,568)   (7,541,959)    215,945            --
 Realized gain
  distributions. . . . . .          --            --     207,817            --
                             ---------   -----------   ---------    ----------
Realized gains (losses). .    (109,568)   (7,541,959)    423,762            --
Change in unrealized
 appreciation
 (depreciation) during the
 period. . . . . . . . . .      20,142      (447,654)   (350,171)           --
                             ---------   -----------   ---------    ----------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .   $ (82,385)  $(8,080,025)  $ 201,098    $3,317,252
                             =========   ===========   =========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                         SMALL/MID   REAL ESTATE     GROWTH &
                        CAP GROWTH      EQUITY        INCOME          MANAGED
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
                        -----------  ------------  --------------  ---------------
Investment income:
Income:
 Dividends. . . . . .   $       --   $  612,991    $   3,764,101    $  7,964,491
 Interest on policy
  loans . . . . . . .           --      173,091       14,623,249       6,348,980
                        ----------   ----------    -------------    ------------
Total investment
 income . . . . . . .           --      786,082       18,387,350      14,313,471
Expenses:
 Mortality and expense
  risks . . . . . . .       73,257       89,641        3,388,451       2,551,441
                        ----------   ----------    -------------    ------------
Net investment income
 (loss) . . . . . . .      (73,257)     696,441       14,998,899      11,762,030
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     (981,468)     556,692        7,486,424       5,262,599
 Realized gain
  distributions . . .           --      474,775               --       1,933,616
                        ----------   ----------    -------------    ------------
Realized gains
 (losses) . . . . . .     (981,468)   1,031,467        7,486,424       7,196,215
Change in unrealized
 appreciation
 (depreciation) during
 the period . . . . .    1,362,634     (743,344)    (148,114,482)    (26,272,548)
                        ----------   ----------    -------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  307,909   $  984,564    $(125,629,159)   $ (7,313,303)
                        ==========   ==========    =============    ============




                        SHORT-TERM   SMALL CAP   INTERNATIONAL      EQUITY
                           BOND        EQUITY    OPPORTUNITIES       INDEX
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -----------  ----------  --------------  --------------
Investment income:
Income:
 Dividends. . . . . .    $115,661    $   2,608    $    36,326     $   322,638
 Interest on policy
  loans . . . . . . .          --           --             --              --
                         --------    ---------    -----------     -----------
Total investment
 income . . . . . . .     115,661        2,608         36,326         322,638
Expenses:
 Mortality and expense
  risks . . . . . . .       9,963       20,054         25,702         145,488
                         --------    ---------    -----------     -----------
Net investment income
 (loss) . . . . . . .     105,698      (17,446)        10,624         177,150
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .      13,263     (965,308)    (1,827,992)        699,429
 Realized gain
  distributions . . .          --           --             --         949,581
                         --------    ---------    -----------     -----------
Realized gains
 (losses) . . . . . .      13,263     (965,308)    (1,827,992)      1,649,010
Change in unrealized
 appreciation
 (depreciation) during
 the period . . . . .      23,040      833,167        631,002      (5,391,314)
                         --------    ---------    -----------     -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $142,001    $(149,587)   $(1,186,366)    $(3,565,154)
                         ========    =========    ===========     ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                               GLOBAL      EMERGING                 SMALL/MID
                                BOND        MARKETS    BOND INDEX    CAP CORE
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             -----------  -----------  ----------  ------------
Investment income:
Income:
 Dividends . . . . . . . .   $  91,109    $   3,632    $110,178     $  3,830
                             ---------    ---------    --------     --------
Total investment income. .      91,109        3,632     110,178        3,830
Expenses:
 Mortality and expense
  risks. . . . . . . . . .      11,401        6,658       7,046        2,553
                             ---------    ---------    --------     --------
Net investment income
 (loss). . . . . . . . . .      79,708       (3,026)    103,132        1,277
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of
  portfolio shares . . . .     (18,675)    (350,867)     29,627      (52,457)
 Realized gain
  distributions. . . . . .          --           --       5,332           --
                             ---------    ---------    --------     --------
Realized gains (losses). .     (18,675)    (350,867)     34,959      (52,457)
Change in unrealized
 appreciation
 (depreciation) during the
 period. . . . . . . . . .    (112,702)     250,077     (29,500)      88,695
                             ---------    ---------    --------     --------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .   $ (51,669)   $(103,816)   $108,591     $ 37,515
                             =========    =========    ========     ========




                                                     BRANDES        FRONTIER
                         HIGH YIELD  TURNER CORE  INTERNATIONAL     CAPITAL
                            BOND       GROWTH        EQUITY       APPRECIATION
                         SUBACCOUNT  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                         ----------  -----------  -------------  --------------
Investment income:
Income:
 Dividends . . . . . .   $  78,123   $     313     $   8,474        $    --
                         ---------   ---------     ---------        -------
Total investment income     78,123         313         8,474             --
Expenses:
 Mortality and expense
  risks. . . . . . . .       3,321       1,894         3,484          4,417
                         ---------   ---------     ---------        -------
Net investment income
 (loss). . . . . . . .      74,802      (1,581)        4,990         (4,417)
Realized gains (losses)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares . .    (120,786)    (77,189)       79,134         18,292
 Realized gain
  distributions. . . .          --          --        25,191          6,709
                         ---------   ---------     ---------        -------
Realized gains (losses)   (120,786)    (77,189)      104,325         25,001
Change in unrealized
 appreciation
 (depreciation) during
 the period. . . . . .      38,089     (22,334)     (189,182)        (8,462)
                         ---------   ---------     ---------        -------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . .   $  (7,895)  $(101,104)    $ (79,867)       $12,122
                         =========   =========     =========        =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                             CLIFTON     LARGE CAP
                             ENHANCED    AGGRESSIVE  FUNDAMENTAL     AIM V.I.
                           U.S. EQUITY     GROWTH       GROWTH        VALUE
                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                           ------------  ----------  ------------  ------------
Investment income:
Income:
 Dividends . . . . . . .    $  2,353      $    --     $     --      $  1,133
                            --------      -------     --------      --------
Total investment income.       2,353           --           --         1,133
Expenses:
 Mortality and expense
  risks. . . . . . . . .         290           --           --            --
                            --------      -------     --------      --------
Net investment income. .       2,063           --           --         1,133
Realized gains (losses)
 on investments:
 Realized losses on sale
  of
  portfolio shares . . .      (1,090)      (8,961)     (49,628)      (18,474)
 Realized gain
  distributions. . . . .          --           --           --        17,192
                            --------      -------     --------      --------
Realized losses. . . . .      (1,090)      (8,961)     (49,628)       (1,282)
Change in unrealized
 appreciation
 (depreciation) during
 the period. . . . . . .      (8,459)       2,871      (10,636)      (19,270)
                            --------      -------     --------      --------
Net decrease in net
 assets resulting from
 operations. . . . . . .    $ (7,486)     $(6,090)    $(60,264)     $(19,419)
                            ========      =======     ========      ========




                                       FIDELITY    JANUS ASPEN    JANUS ASPEN
                          FIDELITY      VIP II        GLOBAL       WORLDWIDE
                         VIP GROWTH   CONTRAFUND    TECHNOLOGY       GROWTH
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         -----------  -----------  ------------  --------------
Investment income:
Income:
 Dividends. . . . . .     $     --     $   299      $    978       $    721
                          --------     -------      --------       --------
Total investment income         --         299           978            721
Expenses:
 Mortality and expense
  risks. . . . . . . .          --          --            --             --
                          --------     -------      --------       --------
Net investment income.          --         299           978            721
Realized gains (losses)
 on investments:
 Realized losses on
  sale of
  portfolio shares. .      (33,084)     (5,468)      (13,100)        (6,832)
 Realized gain
  distributions. . . .      10,290       1,195            --             --
                          --------     -------      --------       --------
Realized losses. . . .     (22,794)     (4,273)      (13,100)        (6,832)
Change in unrealized
 appreciation
 (depreciation) during
 the period. . . . . .      (2,000)     17,286       (26,650)       (24,118)
                          --------     -------      --------       --------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . .    $(24,794)    $13,312      $(38,772)      $(30,229)
                          ========     =======      ========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                FOR THE YEAR OR PERIODS ENDED DECEMBER 31, 2001


                         MFS NEW
                        DISCOVERY     TEMPLETON    V.A. RELATIVE      V.A. FINANCIAL
                          SERIES    INTERNATIONAL      VALUE            INDUSTRIES
                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT*         SUBACCOUNT*
                        ----------  -------------  --------------    ---------------
Investment income:
Income:
 Dividends. . . . . .   $  4,478     $    2,295    $          153    $           873
 Interest on policy
  loans . . . . . . .         --             --                --                 --
                        --------     ----------    --------------    ---------------
Total investment
 income . . . . . . .      4,478          2,295               153                873
Expenses:
 Mortality and expense
  risks . . . . . . .         --             --                --                 --
                        --------     ----------    --------------    ---------------
Net investment income      4,478          2,295               153                873
Realized gains
 (losses)
 on investments:
 Realized losses on
  sale of
  portfolio shares. .     (9,060)        (4,254)           (6,956)              (310)
 Realized gain
  distributions . . .        177         18,052            13,135              4,784
                        --------     ----------    --------------    ---------------
Realized gains
 (losses) . . . . . .     (8,883)        13,798             6,179              4,474
Change in unrealized
 appreciation
 (depreciation) during
 the period . . . . .     18,620        (25,301)           22,699               (697)
                        --------     ----------    --------------    ---------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 14,215     $   (9,208)   $       29,031    $         4,650
                        ========     ==========    ==============    ===============




                        V.A. STRATEGIC   HEALTH SCIENCES   INTERNATIONAL     LARGE CAP
                            INCOME             FUND            EQUITY       VALUE CORE
                          SUBACCOUNT*      SUBACCOUNT*      SUBACCOUNT*     SUBACCOUNT*
                        ---------------  ----------------  --------------  -------------
Investment income:
Income:
 Dividends. . . . . .       $ 764             $  --            $  15          $  149
 Interest on policy
  loans . . . . . . .          --                --               --              --
                            -----             -----            -----          ------
Total investment
 income . . . . . . .         764                --               15             149
Expenses:
 Mortality and expense
  risks . . . . . . .          --                --               --              --
                            -----             -----            -----          ------
Net investment income         764                --               15             149
Realized gains
 (losses)
 on investments:
 Realized losses on
  sale of
  portfolio shares  .          (5)              (88)            (553)           (115)
 Realized gain
  distributions . . .          --                --               --              --
                            -----             -----            -----          ------
Realized losses . . .          (5)              (88)            (553)           (115)
Change in unrealized
 appreciation
 (depreciation) during
 the period . . . . .        (339)             (465)             786           2,071
                            -----             -----            -----          ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       $ 420             $(553)           $ 248          $2,105
                            =====             =====            =====          ======




---------
* From commencement of operations (refer to footnote b in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    FOR THE PERIODS ENDED DECEMBER 31, 2001


                         LARGE/MID    SMALL CAP    AIM V.I.     MFS INVESTORS
                         CAP VALUE      VALUE       GROWTH       GROWTH STOCK
                        SUBACCOUNT*  SUBACCOUNT*  SUBACCOUNT*    SUBACCOUNT*
                        -----------  -----------  -----------  -----------------
Investment income:
Income:
 Dividends. . . . . .   $    1,928   $    3,485   $     306     $           --
                        ----------   ----------   ---------     --------------
Total investment
 income . . . . . . .        1,928        3,485         306                 --
Expenses:
 Mortality and expense
  risks . . . . . . .        1,319           --          --                 --
                        ----------   ----------   ---------     --------------
Net investment income
 (loss) . . . . . . .          609        3,485         306                 --
Realized gains
 (losses) on
 investments:
 Realized gain
  (losses) on sale of
  portfolio shares. .        1,675      (10,861)       (465)            (3,728)
 Realized gain
  distributions . . .           --        6,328          --                 --
                        ----------   ----------   ---------     --------------
Realized gain (losses)       1,675       (4,533)       (465)            (3,728)
Change in unrealized
 appreciation during
 the period . . . . .       48,877       81,499       3,097              1,135
                        ----------   ----------   ---------     --------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $   51,161   $   80,451   $   2,938     $       (2,593)
                        ==========   ==========   =========     ==============




                                                                  MFS RESEARCH
                                                                     SERIES
                                                                   SUBACCOUNT*
                                                                 ---------------
Investment income:
Income:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . .       $   --
                                                                     ------
Total investment income  . . . . . . . . . . . . . . . . . . .           --
Expenses:
 Mortality and expense risks . . . . . . . . . . . . . . . . .           --
                                                                     ------
Net investment income (loss) . . . . . . . . . . . . . . . . .           --
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares . . . . . . . . . .         (249)
 Realized gain distributions . . . . . . . . . . . . . . . . .           --
                                                                     ------
Realized loss. . . . . . . . . . . . . . . . . . . . . . . . .         (249)
Change in unrealized appreciation during the period. . . . . .        5,412
                                                                     ------
Net increase (decrease) in net assets resulting from operations      $5,163
                                                                     ======




---------
* From commencement of operations (refer to footnote b in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,


                                         LARGE CAP GROWTH SUBACCOUNT
                                  -------------------------------------------
                                      2001           2000            1999
                                  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . . .   $  1,175,746   $ 22,382,097    $ 24,389,814
 Realized gains . . . . . . . .        122,209      6,354,615       4,239,424
 Change in unrealized
  appreciation (depreciation)
  during
  the period. . . . . . . . . .    (24,654,732)   (58,311,265)      1,727,703
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .    (23,356,777)   (29,574,553)     30,356,941
Policy transactions:
 Net premiums from policyholders    24,842,494     54,787,090      37,307,814
 Transfers to policyholders for
  benefits and terminations . .    (29,017,968)   (45,234,118)    (25,817,420)
 Net change in policy loans . .      1,243,595      4,132,563              --
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . .     (2,931,879)    13,685,535      11,490,394
                                  ------------   ------------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . .    (26,378,656)   (15,889,018)     41,847,335
Net assets at beginning of
 period . . . . . . . . . . . .    161,173,314    177,062,332     135,214,997
                                  ------------   ------------    ------------
Net assets at end of period . .   $134,794,658   $161,173,314    $177,062,332
                                  ============   ============    ============




                                            ACTIVE BOND SUBACCOUNT
                                  -------------------------------------------
                                      2001           2000            1999
                                  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . . .   $ 18,308,414   $ 18,115,560    $ 20,233,648
 Realized gains . . . . . . . .        254,607        234,368         192,098
 Change in unrealized
  appreciation (depreciation)
  during
  the period. . . . . . . . . .      2,474,513      7,954,643     (20,304,536)
                                  ------------   ------------    ------------
Net increase in net assets
 resulting from operations. . .     21,037,534     26,304,571         121,210
Policy transactions:
 Net premiums from policyholders    31,042,450     24,388,007      26,114,799
 Transfers to policyholders for
  benefits and terminations . .    (34,543,198)   (50,304,465)    (35,577,616)
 Net change in policy loans . .     (2,632,764)     2,979,088              --
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions . . . . . . . . .     (6,132,512)   (22,937,370)     (9,462,817)
                                  ------------   ------------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . .     14,905,022      3,367,201      (9,341,607)
Net assets at beginning of
 period . . . . . . . . . . . .    296,488,000    293,120,799     302,462,406
                                  ------------   ------------    ------------
Net assets at end of period . .   $311,393,022   $296,488,000    $293,120,799
                                  ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                     INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                    -----------------------------------------
                                       2001           2000           1999
                                    ------------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .   $   411,331   $  1,256,536    $   950,123
 Realized gains (losses). . . . .    (1,230,858)       527,088        168,248
 Change in unrealized appreciation
  (depreciation) during the period   (3,559,869)    (7,357,143)     5,712,567
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations    (4,379,396)    (5,573,519)     6,830,938
Policy transactions:
 Net premiums from policyholders.     6,546,143     16,151,560      7,373,967
 Transfers to policyholders for
  benefits and terminations . . .    (6,786,942)   (17,604,169)    (6,834,914)
Net change in policy loans. . . .        80,805        268,427             --
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . . .      (159,994)    (1,184,182)       539,053
                                    -----------   ------------    -----------
Total increase (decrease) in net
 assets . . . . . . . . . . . . .    (4,539,390)    (6,757,701)     7,369,991
Net assets at beginning of period    25,141,338     31,899,039     24,529,048
                                    -----------   ------------    -----------
Net assets at end of period . . .   $20,601,948   $ 25,141,338    $31,899,039
                                    ===========   ============    ===========




                                          SMALL CAP GROWTH SUBACCOUNT
                                    -----------------------------------------
                                       2001           2000           1999
                                    ------------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . .   $   (62,004)  $  1,050,290    $ 1,234,844
 Realized gains (losses)  . . . .    (3,273,803)     2,288,594        491,241
 Change in unrealized appreciation
  (depreciation) during the period    1,819,951     (6,989,013)     2,317,857
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations    (1,515,856)     3,650,129      4,043,942
Policy transactions:
 Net premiums from policyholders.    11,047,516     16,581,395      4,316,218
 Transfers to policyholders for
  benefits and terminations . . .    (8,179,056)   (12,139,157)    (2,206,402)
 Net change in policy loans . . .            --             --             --
                                    -----------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . . .     2,868,460      4,422,238      2,109,816
                                    -----------   ------------    -----------
Total increase in net assets. . .     1,352,604        792,109      6,153,758
Net assets at beginning of period    11,617,687     10,825,578      4,671,820
                                    -----------   ------------    -----------
Net assets at end of period . . .   $12,970,291   $ 11,617,687    $10,825,578
                                    ===========   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                           GLOBAL BALANCED SUBACCOUNT
                                    -----------------------------------------
                                       2001          2000            1999
                                    ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .   $     7,041   $    40,892    $     92,816
 Realized gains (losses)  . . . .      (109,568)      (15,033)          4,711
 Change in unrealized appreciation
  (depreciation) during the period       20,142      (129,800)        (38,997)
                                    -----------   -----------    ------------
Net increase (decrease) in net
 assets resulting from operations       (82,385)      103,941          58,530
Policy transactions:
 Net premiums from policyholders.       650,807       308,810         377,958
 Transfers to policyholders for
  benefits and terminations . . .      (553,161)     (397,631)       (131,331)
 Net change in policy loans . . .            --            --              --
                                    -----------   -----------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . . .        97,646       (88,821)        246,627
                                    -----------   -----------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . . .        15,261      (192,762)        305,157
Net assets at beginning of period       984,470     1,177,232         872,075
                                    -----------   -----------    ------------
Net assets at end of period . . .   $   999,731   $   984,470    $  1,177,232
                                    ===========   ===========    ============




                                           MID CAP GROWTH SUBACCOUNT
                                   ------------------------------------------
                                       2001           2000           1999
                                   -------------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). .   $    (90,412)  $  3,012,855    $ 2,058,661
 Realized gains (losses) . . . .     (7,541,959)     3,196,857        773,222
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .       (447,654)   (17,335,527)     6,801,000
                                   ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations    (8,080,025)   (11,125,815)     9,632,883
Policy transactions:
 Net premiums from policyholders     19,009,136     24,005,539      8,941,124
 Transfers to policyholders for
  benefits and terminations. . .    (12,498,215)   (14,258,423)    (2,937,257)
 Net change in policy loans. . .             --             --             --
                                   ------------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . . . .      6,510,921      9,747,116      6,003,867
                                   ------------   ------------    -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . .     (1,569,104)    (1,378,699)    15,636,750
Net assets at beginning of period    19,473,556     20,852,255      5,215,505
                                   ------------   ------------    -----------
Net assets at end of period. . .   $ 17,904,452   $ 19,473,556    $20,852,255
                                   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                         LARGE CAP VALUE SUBACCOUNT
                                 ---------------------------------------------
                                     2001            2000            1999
                                 --------------  -------------  --------------
Increase (decrease) in net
 assets from operations:
 Net investment income . . . .   $     127,507   $    503,295    $    593,922
 Realized gains. . . . . . . .         423,762        126,864         165,556
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . .        (350,171)       660,671        (569,216)
                                 -------------   ------------    ------------
Net increase in net assets
 resulting from operations . .         201,098      1,290,830         190,262
Policy transactions:
 Net premiums from
  policyholders. . . . . . . .      19,479,666      8,255,210       3,166,658
 Transfers to policyholders for
  benefits and terminations. .     (13,063,494)    (9,001,071)     (1,903,017)
 Net change in policy loans. .              --             --              --
                                 -------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . .       6,416,172       (745,861)      1,263,641
                                 -------------   ------------    ------------
Total increase (decrease) in
 net assets. . . . . . . . . .       6,617,270        544,968       1,453,903
Net assets at beginning of
 period. . . . . . . . . . . .      10,098,262      9,553,293       8,099,390
                                 -------------   ------------    ------------
Net assets at end of period. .   $  16,715,532   $ 10,098,262    $  9,553,293
                                 =============   ============    ============




                                           MONEY MARKET SUBACCOUNT
                                 --------------------------------------------
                                     2001            2000            1999
                                 --------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income . . . .   $   3,317,252   $  4,354,966    $  3,517,874
 Realized gains (losses) . . .              --             --              --
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . .              --             --              --
                                 -------------   ------------    ------------
Net increase in net assets
 resulting from operations . .       3,317,252      4,354,966       3,517,874
Policy transactions:
 Net premiums from
  policyholders. . . . . . . .     172,249,381     88,021,053      33,694,123
 Transfers to policyholders for
  benefits and terminations. .    (159,566,884)   (88,733,326)    (30,672,090)
 Net change in policy loans. .        (724,780)       110,539              --
                                 -------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . .      11,957,717       (601,734)      3,022,033
                                 -------------   ------------    ------------
Total increase in net assets .      15,274,969      3,753,232       6,539,907
Net assets at beginning of
 period. . . . . . . . . . . .      80,391,873     76,638,641      70,098,734
                                 -------------   ------------    ------------
Net assets at end of period. .   $  95,666,842   $ 80,391,873    $ 76,638,641
                                 =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                         SMALL/MID CAP GROWTH SUBACCOUNT
                                     ------------------------------------------
                                         2001          2000           1999
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . .   $   (73,257)  $ 1,256,776    $ 1,833,840
 Realized losses . . . . . . . . .      (981,468)     (293,946)       (13,020)
 Change in unrealized appreciation
  (depreciation) during the period     1,362,634        32,687     (1,274,161)
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from operations . . . .       307,909       995,517        546,659
Policy transactions:
 Net premiums from policyholders .     7,279,254     4,357,085      3,493,643
 Transfers to policyholders for
  benefits and terminations. . . .    (6,151,260)   (4,910,148)    (3,105,108)
 Net change in policy loans. . . .            --            --             --
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . . .     1,127,994      (553,063)       388,535
                                     -----------   -----------    -----------
Total increase in net assets . . .     1,435,903       442,454        935,194
Net assets at beginning of period.    12,852,027    12,409,573     11,474,379
                                     -----------   -----------    -----------
Net assets at end of period. . . .   $14,287,930   $12,852,027    $12,409,573
                                     ===========   ===========    ===========




                                         REAL ESTATE EQUITY SUBACCOUNT
                                   -------------------------------------------
                                       2001           2000            1999
                                   -------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . .   $    696,441   $  1,313,350    $   823,618
 Realized gains (losses) . . . .      1,031,467       (982,035)       123,591
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .       (743,344)     3,101,113     (1,106,755)
                                   ------------   ------------    -----------
Net increase in net assets
 resulting from operations . . .        984,564      3,432,428       (159,546)
Policy transactions:
 Net premiums from policyholders     16,758,790      9,280,044      2,304,591
 Transfers to policyholders for
  benefits and terminations. . .    (14,240,037)   (11,124,908)    (3,311,591)
 Net change in policy loans. . .       (106,683)       492,770             --
                                   ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . .      2,412,070     (1,352,094)    (1,007,000)
                                   ------------   ------------    -----------
Total increase in net assets . .      3,396,634      2,080,334     (1,166,546)
Net assets at beginning of period    15,458,806     13,378,472     14,545,018
                                   ------------   ------------    -----------
Net assets at end of period. . .   $ 18,855,440   $ 15,458,806    $13,378,472
                                   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                       GROWTH & INCOME SUBACCOUNT
                            --------------------------------------------------
                                 2001             2000              1999
                            ---------------  ---------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income. .   $   14,998,899   $  176,578,584    $  131,096,419
 Realized gains . . . . .        7,486,424       29,822,980        22,802,197
 Change in unrealized
  appreciation
  (depreciation) during
  the period. . . . . . .     (148,114,482)    (334,928,257)        7,687,109
                            --------------   --------------    --------------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . .     (125,629,159)    (128,526,693)      161,585,725
Policy transactions:
 Net premiums from
  policyholders . . . . .       68,546,265       88,999,014       101,973,160
 Transfers to
  policyholders for
  benefits and
  terminations. . . . . .     (117,945,952)    (150,673,591)     (133,701,210)
 Net change in policy
  loans . . . . . . . . .        5,352,327        8,156,702                --
                            --------------   --------------    --------------
Net decrease in net assets
 resulting from policy
 transactions . . . . . .      (44,047,340)     (53,517,875)      (31,728,050)
                            --------------   --------------    --------------
Total increase (decrease)
 in net assets. . . . . .     (169,676,499)    (182,044,568)      129,857,675
Net assets at beginning of
 period . . . . . . . . .    1,096,694,986    1,278,739,554     1,148,881,879
                            --------------   --------------    --------------
Net assets at end of
 period . . . . . . . . .   $  927,018,487   $1,096,694,986    $1,278,739,554
                            ==============   ==============    ==============




                                              MANAGED SUBACCOUNT
                                  ------------------------------------------
                                      2001           2000            1999
                                  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . .     $ 11,762,030   $406,433,578    $ 42,532,921
 Realized gains. . . . . . . .       7,196,215      6,751,143       5,060,826
 Change in unrealized
  depreciation during
  the period. . . . . . . . .      (26,271,548)   (50,083,997)     (9,288,287)
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .      (7,313,303)     3,100,724      38,305,460
Policy transactions:
 Net premiums from policyholders    50,611,942     40,693,833      44,546,082
 Transfers to policyholders for
  benefits and terminations. .     (59,147,863)   (65,528,220)    (55,332,758)
 Net change in policy loans. .      (6,889,706)     3,281,229              --
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions. . . . . . . . .     (15,425,627)   (21,553,158)    (10,786,676)
                                  ------------   ------------    ------------
Total increase (decrease) in net
 assets. . . . . . . . . . . .     (22,738,930)   (18,452,434)     27,518,784
Net assets at beginning of
 period. . . . . . . . . . . .     481,620,316    500,072,750     472,553,966
                                  ------------   ------------    ------------
Net assets at end of period. .    $458,881,386   $481,620,316    $500,072,750
                                  ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                             SHORT-TERM BOND SUBACCOUNT
                                        --------------------------------------
                                           2001         2000          1999
                                        -----------  -----------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . .   $  105,698   $   61,416    $   48,624
 Realized gains (losses). . . . . . .       13,263      (16,575)       (3,107)
 Change in unrealized appreciation
  (depreciation) during
   the period . . . . . . . . . . . .       23,040       35,100       (23,648)
                                        ----------   ----------    ----------
Net increase in net assets resulting
 from operations. . . . . . . . . . .      142,001       79,941        21,869
Policy transactions:
 Net premiums from policyholders. . .    2,763,151      803,554       690,849
 Transfers to policyholders for
  benefits and terminations . . . . .   (1,264,860)    (503,216)     (178,124)
                                        ----------   ----------    ----------
Net increase in net assets resulting
 from policy transactions . . . . . .    1,498,291      300,338       512,725
                                        ----------   ----------    ----------
Total increase in net assets. . . . .    1,640,292      380,279       534,594
Net assets at beginning of period . .    1,509,762    1,129,483       594,889
                                        ----------   ----------    ----------
Net assets at end of period . . . . .   $3,150,054   $1,509,762    $1,129,483
                                        ==========   ==========    ==========




                                           SMALL CAP EQUITY SUBACCOUNT
                                     -----------------------------------------
                                        2001          2000           1999
                                     ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . .   $   (17,446)  $   247,666    $    72,629
 Realized losses. . . . . . . . .       (965,308)     (493,450)   $  (217,582)
 Change in unrealized appreciation
  (depreciation) during
   the period. . . . . . . . . . .       833,167      (206,562)       (40,472)
                                     -----------   -----------    -----------
Net decrease in net assets
 resulting from operations. . . .       (149,587)     (452,346)      (185,425)
Policy transactions:
 Net premiums from policyholders.      6,336,087     3,192,940      1,446,109
 Transfers to policyholders for
  benefits and terminations. . . .    (5,249,414)   (3,573,614)    (1,547,128)
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . . .     1,086,673      (380,674)      (101,019)
                                     -----------   -----------    -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . .       937,086      (833,020)      (286,444)
Net assets at beginning of period.     3,278,396     4,111,416      4,397,860
                                     -----------   -----------    -----------
Net assets at end of period. . . .   $ 4,215,482   $ 3,278,396    $ 4,111,416
                                     ===========   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                     INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                   -------------------------------------------
                                        2001           2000           1999
                                    -------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . .     $     10,624  $    270,954    $   330,389
 Realized gains (losses) . . . .       (1,827,992)      116,886        123,861
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .          631,002    (1,564,313)       839,140
                                     ------------  ------------    -----------
Net increase (decrease) in net
 assets resulting from operations      (1,186,366)   (1,176,473)     1,293,390
Policy transactions:
 Net premiums from policyholders       22,978,410    12,173,743      1,632,955
 Transfers to policyholders for
  benefits and terminations. . .      (21,913,599)  (11,382,965)    (1,315,539)
                                     ------------  ------------    -----------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . . . .        1,064,811       790,778        317,416
                                     ------------  ------------    -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . .         (121,555)     (385,695)     1,610,806
Net assets at beginning of period       4,924,891     5,310,586      3,699,780
                                     ------------  ------------    -----------
Net assets at end of period. . .     $  4,803,336  $  4,924,891    $ 5,310,586
                                     ============  ============    ===========




                                             EQUITY INDEX SUBACCOUNT
                                      ----------------------------------------
                                         2001          2000           1999
                                      -----------   -----------   ------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . . .   $   177,150   $ 1,188,703    $   817,715
 Realized gains. . . . . . . . . .      1,649,010       946,085        471,802
 Change in unrealized appreciation
  (depreciation) during the period.    (5,391,314)   (4,757,606)     2,019,913
                                      -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations.     (3,565,154)   (2,622,818)     3,309,430
Policy transactions:
 Net premiums from policyholders. .    14,355,554    12,189,141      7,762,529
 Transfers to policyholders for
  benefits and terminations. . . .     (7,121,900)   (5,133,282)    (2,563,485)
                                      -----------   -----------    -----------
Net increase in net assets resulting
 from policy transactions. . . . .      7,233,654     7,055,859      5,199,044
                                      -----------   -----------    -----------
Total increase in net assets. . . .     3,668,500     4,433,041      8,508,474
Net assets at beginning of period.     26,550,665    22,117,624     13,609,150
                                      -----------   -----------    -----------
Net assets at end of period. . . .    $30,219,165   $26,550,665    $22,117,624
                                      ===========   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                            GLOBAL BOND SUBACCOUNT
                                 ----------------------------------------------
                                      2001               2000          1999
                                 ---------------     -----------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income . . . .     $      79,708     $   99,027    $   81,580
 Realized losses . . . . . . .           (18,675)       (44,965)       (1,996)
 Change in unrealized
  appreciation (depreciation)
  during
   the period. . . . . . . . .          (112,702)       134,921      (126,001)
                                   -------------     ----------    ----------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .           (51,669)       188,983       (46,417)
Policy transactions:
 Net premiums from
  policyholders. . . . . . . .           920,184        783,050     1,115,699
 Transfers to policyholders for
  benefits and terminations. .          (751,186)      (925,366)     (292,075)
                                   -------------     ----------    ----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . .           168,998       (142,316)      823,624
                                   -------------     ----------    ----------
Total increase in net assets .           117,329         46,667       777,207
Net assets at beginning of
 period. . . . . . . . . . . .         1,929,342      1,882,675     1,105,468
                                   -------------     ----------    ----------
Net assets at end of period. .     $   2,046,671     $1,929,342    $1,882,675
                                   =============     ==========    ==========




                                            EMERGING MARKETS SUBACCOUNT
                                       ----------------------------------------
                                          2001          2000          1999
                                       ------------  ------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . . .   $    (3,026)  $    86,868    $  12,790
 Realized gains (losses). . . . . .       (350,867)     (444,667)       5,339
 Change in unrealized appreciation
  (depreciation) during
   the period. . . . . . . . . . . .       250,077      (303,818)      86,570
                                       -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations. . . . .       (103,816)     (661,617)     104,699
Policy transactions:
 Net premiums from policyholders. .     10,415,800     9,958,808      433,406
 Transfers to policyholders for
  benefits and terminations. . . . .    (9,957,990)   (8,600,117)    (144,400)
                                       -----------   -----------    ---------
Net increase in net assets resulting
 from policy transactions. . . . . .       457,810     1,358,691      289,006
                                       -----------   -----------    ---------
Total increase in net assets. . . .        353,994       697,074      393,705
Net assets at beginning of period. .     1,092,808       395,734        2,029
                                       -----------   -----------    ---------
Net assets at end of period. . . . .   $ 1,446,802   $ 1,092,808    $ 395,734
                                       ===========   ===========    =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                                BOND INDEX SUBACCOUNT
                                         --------------------------------------
                                             2001         2000         1999
                                         ------------  -----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $   103,132   $   49,103    $ 15,852
 Realized gains (losses) . . . . . . .        34,959       (7,112)     (1,422)
 Change in unrealized appreciation
  (depreciation) during the period . .       (29,500)      49,798     (22,820)
                                         -----------   ----------    --------
Net increase in net assets resulting
 from operations . . . . . . . . . . .       108,591       91,789      (8,390)
Policy transactions:
 Net premiums from policyholders . . .     3,466,695      728,511     412,326
 Transfers to policyholders for
  benefits and terminations. . . . . .    (1,277,127)    (144,843)    (26,307)
                                         -----------   ----------    --------
Net increase in net assets resulting
 from policy transactions. . . . . . .     2,189,568      583,668     386,019
                                         -----------   ----------    --------
Total increase in net assets . . . . .     2,298,159      675,457     377,629
Net assets at beginning of period. . .     1,063,220      387,763      10,134
                                         -----------   ----------    --------
Net assets at end of period. . . . . .   $ 3,361,379   $1,063,220    $387,763
                                         ===========   ==========    ========




                                             SMALL/MID CAP CORE SUBACCOUNT
                                            ----------------------------------
                                               2001        2000        1999
                                            -----------  ----------  ---------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . .       $    1,277   $  15,937    $ 6,632
 Realized gains (losses). . . . . . .          (52,457)     10,460        252
 Change in unrealized appreciation
  (depreciation) during the period. .           88,695     (24,998)     3,005
                                            ----------   ---------    -------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . .          37,515       1,399      9,889
Policy transactions:
 Net premiums from policyholders. . .        1,801,658     740,752     97,385
 Transfers to policyholders for benefits
  and terminations. . . . . . . . . .         (995,100)   (399,593)    (7,901)
                                            ----------   ---------    -------
Net increase in net assets resulting from
 policy transactions. . . . . . . . .          806,558     341,159     89,484
                                            ----------   ---------    -------
Total increase in net assets. . . . .          844,073     342,558     99,373
Net assets at beginning of period. . .         442,039      99,481        108
                                            ----------   ---------    -------
Net assets at end of period. . . . . .      $1,286,112   $ 442,039    $99,481
                                            ==========   =========    =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                         HIGH YIELD BOND SUBACCOUNT
                                -----------------------------------------------
                                    2001           2000             1999
                                -------------  ------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . .   $     74,802   $    22,487    $         2,542
 Realized losses. . . . . . .       (120,786)      (12,103)              (186)
 Change in unrealized
  appreciation (depreciation)
  during
   the period . . . . . . . .         38,089       (40,003)              (511)
                                ------------   -----------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . .         (7,895)      (29,619)             1,845
Policy transactions:
 Net premiums from
  policyholders . . . . . . .     11,597,628     1,673,666             98,955
 Transfers to policyholders
  for benefits and
  terminations. . . . . . . .    (10,508,627)   (1,436,309)           (13,078)
                                ------------   -----------    ---------------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . .      1,089,001       237,357             85,877
                                ------------   -----------    ---------------
Total increase in net assets.      1,081,106       207,738             87,222
Net assets at beginning of
 period . . . . . . . . . . .        298,339        90,601              2,879
                                ------------   -----------    ---------------
Net assets at end of period .   $  1,379,445   $   298,339    $        90,601
                                ============   ===========    ===============




                                             TURNER CORE GROWTH SUBACCOUNT
                                           ---------------------------------
                                             2001        2000         1999
                                           ----------  ----------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . .       $  (1,581)  $  52,855    $  35,936
 Realized gains (losses). . . . . . .        (77,189)    102,027       44,245
 Change in unrealized appreciation
  (depreciation) during
  the period. . . . . . . . . . . . .        (22,334)   (208,949)      37,727
                                           ---------   ---------    ---------
Net increase (decrease) in net assets
 resulting from operations. . . . . .       (101,104)    (54,067)     117,908
Policy transactions:
 Net premiums from policyholders. . .        112,537     289,705      240,351
 Transfers to policyholders for benefits
  and terminations. . . . . . . . . .       (142,240)   (381,882)    (136,661)
                                           ---------   ---------    ---------
Net increase (decrease) in net assets
 resulting from policy transactions.         (29,703)    (92,177)     103,690
                                           ---------   ---------    ---------
Total increase (decrease) in net assets     (130,807)   (146,244)     221,598
Net assets at beginning of period. .         389,948     536,192      314,594
                                           ---------   ---------    ---------
Net assets at end of period. . . . .       $ 259,141   $ 389,948    $ 536,192
                                           =========   =========    =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                     BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                     ------------------------------------------
                                        2001           2000            1999
                                     ----------  -----------------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . .   $   4,990   $         56,631    $ 16,549
 Realized gains. . . . . . . . . .     104,325             20,196       7,704
 Change in unrealized appreciation
  (depreciation) during the period    (189,182)           (44,043)    119,400
                                     ---------   ----------------    --------
Net increase (decrease) in net
 assets resulting from operations.     (79,867)            32,784     143,653
Policy transactions:
 Net premiums from policyholders .     285,008            221,042     239,618
 Transfers to policyholders for
  benefits and terminations. . . .    (303,906)           (86,260)    (29,520)
                                     ---------   ----------------    --------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . . .     (18,898)           134,782     210,098
                                     ---------   ----------------    --------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . .     (98,765)           167,566     353,751
Net assets at beginning of period.     755,694            588,128     234,377
                                     ---------   ----------------    --------
Net assets at end of period. . . .   $ 656,929   $        755,694    $588,128
                                     =========   ================    ========




                                   FRONTIER CAPITAL APPRECIATION SUBACCOUNT
                                   -------------------------------------------
                                       2001           2000           1999
                                   -------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). .    $  (4,417)     $ 217,366       $ 17,768
 Realized gains. . . . . . . . .       25,001        142,388         22,678
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .       (8,462)      (339,964)       164,599
                                    ---------      ---------       --------
Net increase in net assets
 resulting from operations. . .        12,122         19,790        205,045
Policy transactions:
 Net premiums from policyholders      309,675        543,347        255,268
 Transfers to policyholders for
  benefits and terminations. . .     (282,058)      (399,772)       (89,136)
                                    ---------      ---------       --------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . . . .       27,617        143,575        166,132
                                    ---------      ---------       --------
Total increase in net assets. .        39,739        163,365        371,177
Net assets at beginning of period     892,039        728,674        357,497
                                    ---------      ---------       --------
Net assets at end of period. . .    $ 931,778      $ 892,039       $728,674
                                    =========      =========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                  CLIFTON ENHANCED             LARGE CAP
                                    U.S. EQUITY            AGGRESSIVE GROWTH
                                     SUBACCOUNT               SUBACCOUNT
                            ----------------------------  ---------------------
                              2001      2000     1999*      2001       2000**
                            --------  --------  --------  ---------  ----------
Increase (decrease) in net
 assets from operations:
 Net investment income. .   $ 2,063   $ 2,164   $ 1,113   $     --    $   104
 Realized gains (losses).    (1,090)     (203)       91     (8,961)      (105)
 Change in unrealized
  appreciation
  (depreciation) during
  the period. . . . . . .    (8,459)   (3,480)     (879)     2,871         18
                            -------   -------   -------   --------    -------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . .    (7,486)   (1,519)      325     (6,090)        17
Policy transactions:
 Net premiums from
  policyholders . . . . .    45,917     4,529    13,814    222,805      8,939
 Transfers to
  policyholders for
  benefits and
  terminations. . . . . .    (1,982)   (1,388)       --    (53,251)    (2,747)
                            -------   -------   -------   --------    -------
Net increase in net assets
 resulting from policy
 transactions . . . . . .    43,935     3,141    13,814    169,554      6,192
                            -------   -------   -------   --------    -------
Total increase in net
 assets . . . . . . . . .    36,449     1,622    14,139    163,554      6,209
Net assets at beginning of
 period . . . . . . . . .    15,761    14,139        --      6,209         --
                            -------   -------   -------   --------    -------
Net assets at end of
 period . . . . . . . . .   $52,210   $15,761   $14,139   $169,673    $ 6,209
                            =======   =======   =======   ========    =======




                                      FUNDAMENTAL          AIM V.I. VALUE
                                   GROWTH SUBACCOUNT         SUBACCOUNT
                                 ---------------------  -----------------------
                                    2001      2000**       2001        2000**
                                 ----------  ---------  -----------  ----------
Increase (decrease) in net
 assets from operations:
 Net investment income . . . .   $      --   $  9,207   $    1,133    $   550
 Realized losses . . . . . . .     (49,628)       (20)      (1,282)        (7)
 Change in unrealized
  depreciation during the
  period . . . . . . . . . . .     (10,636)    (8,739)     (19,270)      (709)
                                 ---------   --------   ----------    -------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .     (60,264)       448      (19,419)      (166)
Policy transactions:
 Net premiums from
  policyholders. . . . . . . .     437,823    112,464    1,379,214     23,911
 Transfers to policyholders for
  benefits and terminations. .    (169,475)   (18,902)    (330,488)      (759)
                                 ---------   --------   ----------    -------
Net increase in net assets
 resulting from
  policy transactions. . . . .     268,348     93,562    1,048,726     23,152
                                 ---------   --------   ----------    -------
Total increase in net assets .     208,084     94,010    1,029,307     24,504
Net assets at beginning of
 period. . . . . . . . . . . .      94,010         --       24,504         --
                                 ---------   --------   ----------    -------
Net assets at end of period. .   $ 302,094   $ 94,010   $1,953,811    $24,504
                                 =========   ========   ==========    =======




---------
 * From March 9, 1999 (commencement of operations).
 ** From September 7, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                    FIDELITY VIP          FIDELITY VIP II
                                  GROWTH SUBACCOUNT    CONTRAFUND SUBACCOUNT
                                ---------------------  ------------------------
                                   2001       2000*        2001        2000*
                                -----------  --------  ------------  ----------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . .   $       --   $    --   $       299    $    --
 Realized losses. . . . . . .      (22,794)      (20)       (4,273)       (10)
 Change in unrealized
  appreciation (depreciation)
  during the period . . . . .       (2,000)   (1,647)       17,286         60
                                ----------   -------   -----------    -------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . .      (24,794)   (1,667)       13,312         50
Policy transactions:
 Net premiums from
  policyholders . . . . . . .    1,957,940    52,642     2,325,411     23,470
 Transfers to policyholders
  for benefits
   and terminations . . . . .     (534,703)     (290)   (1,370,372)      (275)
                                ----------   -------   -----------    -------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . .    1,423,237    52,352       955,039     23,195
                                ----------   -------   -----------    -------
Total increase in net assets.    1,398,443    50,685       968,351     23,245
Net assets at beginning of
 period . . . . . . . . . . .       50,685        --        23,245         --
                                ----------   -------   -----------    -------
Net assets at end of period .   $1,449,128   $50,685   $   991,596    $23,245
                                ==========   =======   ===========    =======




                            JANUS ASPEN GLOBAL          JANUS ASPEN WORLDWIDE
                           TECHNOLOGY SUBACCOUNT          GROWTH SUBACCOUNT
                        ----------------------------  --------------------------
                            2001           2000*         2001           2000*
                        --------------  ------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $         978   $       161   $       721    $        11
 Realized losses. . .         (13,100)         (328)       (6,832)          (303)
 Change in unrealized
  appreciation
  (depreciation)
  during the period.          (26,650)       (2,171)      (24,118)        (1,596)
                        -------------   -----------   -----------    -----------
Net decrease in net
 assets resulting from
 operations. . . . .          (38,772)       (2,338)      (30,229)        (1,888)
Policy transactions:
 Net premiums from
  policyholders. . .          432,272        33,453       637,006         42,474
 Transfers to
  policyholders for
  benefits
  and terminations. .        (131,462)       (3,332)     (167,525)        (2,773)
                        -------------   -----------   -----------    -----------
Net increase in net
 assets resulting from
 policy transactions.         300,810        30,121       469,481         39,701
                        -------------   -----------   -----------    -----------
Total increase in net
 assets. . . . . . .          262,038        27,783       439,252         37,813
Net assets at
 beginning of period.          27,783            --        37,813             --
                        -------------   -----------   -----------    -----------
Net assets at end of
 period. . . . . . .    $     289,821   $    27,783   $   477,065    $    37,813
                        =============   ===========   ===========    ===========




---------
* From September 7, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                          MFS NEW DISCOVERY SERIES   TEMPLETON INTERNATIONAL
                                 SUBACCOUNT                 SUBACCOUNT
                          -------------------------  -------------------------
                              2001         2000*         2001         2000*
                          -------------  ----------  ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . .    $    4,478     $     1     $  2,295       $   (1)
 Realized gains (losses)       (8,883)       (365)      13,798           --
 Change in unrealized
  appreciation
  (depreciation) during
  the period. . . . . .        18,620         (51)     (25,301)         298
                           ----------     -------     --------       ------
Net increase (decrease)
 in net assets resulting
 from operations. . . .        14,215        (415)      (9,208)         297
Policy transactions:
 Net premiums from
  policyholders . . . .     1,106,171       9,575      116,414        7,795
 Transfers to
  policyholders for
  benefits and
  terminations. . . . .      (669,227)     (4,105)     (24,947)        (110)
                           ----------     -------     --------       ------
Net increase in net
 assets resulting from
 policy transactions. .       436,944       5,470       91,467        7,685
                           ----------     -------     --------       ------
Total increase in net
 assets . . . . . . . .       451,159       5,055       82,259        7,982
Net assets at beginning
 of period. . . . . . .         5,055          --        7,982           --
                           ----------     -------     --------       ------
Net assets at end of
 period . . . . . . . .    $  456,214     $ 5,055     $ 90,241       $7,982
                           ==========     =======     ========       ======



---------
 * From September 7, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       FOR THE PERIODS ENDED DECEMBER 31,


                           V.A.        V.A.        V.A.       HEALTH
                         RELATIVE   FINANCIAL   STRATEGIC    SCIENCES    INTERNATIONAL
                          VALUE     INDUSTRIES    INCOME       FUND         EQUITY
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  ----------   -------------
                          2001*       2001*       2001*       2001*          2001*
                        ----------  ----------  ----------  ----------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $    153    $    873     $   764    $     --       $     15
 Realized gains
  (losses). . . . . .      6,179       4,474          (5)        (88)          (553)
 Change in unrealized
  appreciation
  (depreciation)
  during the period .     22,699        (697)       (339)       (465)           786
                        --------    --------     -------    --------       --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     29,031       4,650         420        (553)           248
Policy transactions:
Net premiums from
 policyholders. . . .    312,005     182,998      37,148     275,806         41,902
 Transfers to
  policyholders for
  benefits and
  terminations. . . .    (96,377)    (14,329)     (4,900)    (62,674)       (13,327)
                        --------    --------     -------    --------       --------
Net increase in net
 assets resulting from
 policy transactions.    215,628     168,669      32,248     213,132         28,575
                        --------    --------     -------    --------       --------
Total increase in net
 assets . . . . . . .    244,659     173,319      32,668     212,579         28,823
Net assets at
 beginning of period.         --          --          --          --             --
                        --------    --------     -------    --------       --------
Net assets at end of
 period . . . . . . .   $244,659    $173,319     $32,668    $212,579       $ 28,823
                        ========    ========     =======    ========       ========




---------
* From commencement of operations (refer to footnote b in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       FOR THE PERIODS ENDED DECEMBER 31,


                                       LARGE CAP   LARGE/MID CAP    SMALL CAP
                                       VALUE CORE      VALUE          VALUE
                                       SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                       ----------  -------------   -----------
                                         2001*         2001*          2001*
                                       ----------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . . .   $    149     $      609     $    3,485
 Realized gains (losses) . . . . . .       (115)         1,675         (4,533)
 Change in unrealized appreciation
  during the period. . . . . . . . .      2,071         48,877         81,499
                                       --------     ----------     ----------
Net increase in net assets resulting
 from operations . . . . . . . . . .      2,105         51,161         80,451
Policy transactions:
 Net premiums from policyholders . .    183,982      4,636,089      1,723,123
 Transfers to policyholders for
  benefits and terminations. . . . .     (6,841)     2,881,118       (560,353)
                                       --------     ----------     ----------
Net increase in net assets resulting
 from policy
  transactions . . . . . . . . . . .    177,141      7,517,207      1,162,770
                                       --------     ----------     ----------
Total increase in net assets . . . .    179,246      7,568,368      1,243,221
Net assets at beginning of period. .         --             --             --
                                       --------     ----------     ----------
Net assets at end of period. . . . .   $179,246     $7,568,368     $1,243,221
                                       ========     ==========     ==========




                                       AIM V.I.   MFS INVESTORS   MFS RESEARCH
                                        GROWTH    GROWTH STOCK       SERIES
                                      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                      ----------  -------------   ------------
                                        2001*         2001*          2001*
                                      ----------  -------------   ------------

Increase (decrease) in net assets
 from operations:
 Net investment income (loss). .      $    306      $     --        $    --
 Realized losses. . . . . . . .           (465)       (3,728)          (249)
 Change in unrealized appreciation
  during the period. . . . . . .         3,097         1,135          5,412
                                      --------      --------        -------
Net increase (decrease) in net
 assets resulting from operations        2,938        (2,593)         5,163
Policy transactions:
 Net premiums from policyholders       129,548       100,391         84,525
 Transfers to policyholders for
  benefits
  and termination. . . . . . . .        (4,456)      (55,051)        (4,421)
                                      --------      --------        -------
Net increase in net assets resulting
 from
 policy transactions. . . . . .        125,092        45,340         80,104
                                      --------      --------        -------
Total increase in net assets. .        128,030        42,747         85,267
Net assets at beginning of period           --            --             --
                                      --------      --------        -------
Net assets at end of period. . .      $128,030      $ 42,747        $85,267
                                      ========      ========        =======




---------
* From commencement of operations (refer to footnote b in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policy issued by JHVLICO. Currently, the Account funds the VLI Class #1, VLI Class #2, VLI MVL Medallion Class #4, MVL2 Medallion Class #5, VLI-U MVL EDGE Class #6 and VLI-U ELVIS Class #7. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), the John Hancock Declaration Trust (Declaration Trust) or as other outside investment trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or Outside Trusts or other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS Discovery Series, Templeton International, V.A. Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, International Equity, Large Cap Value Core, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth, MFS Investors Growth Stock and MFS Research Series Portfolios. Each portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

  Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FEDERAL INCOME TAXES

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .60%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

  Receivables/Payables to/from portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective portfolios' shares. The amounts are due to/from either the respective portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4. NEW AUDIT GUIDE

  Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Account have changed as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 have not been restated.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2001 were as follows:


                                         SHARES
SUBACCOUNT                               OWNED         COST          VALUE
Large Cap Growth . . . . . . . . . .    7,181,683  $158,367,257   $111,623,458
Active Bond. . . . . . . . . . . . .   26,019,017   252,613,020    248,573,874
International Equity Index . . . . .    1,454,719    23,603,145     17,563,825
Small Cap Growth . . . . . . . . . .    1,101,718    15,100,704     12,970,292
Global Balanced. . . . . . . . . . .      116,692     1,108,298        999,731
Mid Cap Growth . . . . . . . . . . .    1,819,700    28,043,954     17,904,452
Large Cap Value. . . . . . . . . . .    1,180,945    16,722,981     16,715,532
Money Market . . . . . . . . . . . .   80,657,426    80,657,426     80,657,426
Small/Mid Cap Growth . . . . . . . .    1,013,956    14,165,251     14,287,930
Real Estate Equity . . . . . . . . .    1,206,277    16,490,241     16,341,194
Growth & Income. . . . . . . . . . .   61,686,070   924,512,568    736,048,393
Managed. . . . . . . . . . . . . . .   28,352,275     7,718,287    370,859,587
Short-Term Bond. . . . . . . . . . .      311,542     3,119,847      3,150,054
Small Cap Equity . . . . . . . . . .      479,511     3,976,255      4,215,482
International Opportunities. . . . .      516,397     4,641,445      4,803,336
Equity Index . . . . . . . . . . . .    2,034,830    35,058,991     30,219,165
Global Bond. . . . . . . . . . . . .      210,176     2,135,618      2,046,671
Emerging Markets . . . . . . . . . .      224,715     1,413,964      1,446,803
Bond Index . . . . . . . . . . . . .      339,965     3,364,098      3,361,380
Small/Mid Cap Core . . . . . . . . .      131,017     1,219,404      1,286,112
High Yield Bond. . . . . . . . . . .      201,969     1,381,896      1,379,445
Turner Core Growth . . . . . . . . .       19,389       390,267        259,141
Brandes International Equity . . . .       53,107       751,923        656,930
Frontier Capital Appreciation. . . .       55,037     1,090,888        931,777
Clifton Enhanced US Equity . . . . .        3,850        65,029         52,211
Large Cap Aggressive Growth. . . . .       20,901       166,785        169,674
Fundamental Growth . . . . . . . . .       35,612       321,469        302,094
Aim V.I. Value . . . . . . . . . . .       45,131     1,073,790      1,053,811
Fidelity VIP Growth. . . . . . . . .       43,283     1,452,775      1,449,128
Fidelity VIP Contrafund. . . . . . .       49,432       974,251        991,597
Janus Aspen Global Technology. . . .       71,035       318,642        289,821
Janus Aspen Worldwide Growth . . . .       16,810       502,779        477,065
MFS New Discovery Series . . . . . .       29,877       437,645        456,214
Templeton International. . . . . . .        7,687       115,244         90,241
V.A. Relative Value. . . . . . . . .       25,171       221,960        244,659
V.A. Financial Industries. . . . . .       11,904       174,016        173,319
V.A. Strategic Income. . . . . . . .        3,781        33,007         32,668
Health Sciences Fund . . . . . . . .       21,674       213,044        212,579
International Equity . . . . . . . .        3,817        28,037         28,823
Large Cap Value Core . . . . . . . .       18,228       177,175        179,246
Large/Mid Cap Value. . . . . . . . .      709,746     7,519,490      7,568,367
Small Cap Value. . . . . . . . . . .       90,346     1,161,722      1,243,221
Aim V.I. Growth. . . . . . . . . . .        7,821       124,933        128,030
MFS Investors Growth Stock . . . . .        4,375        41,612         42,747
MFS Research Series. . . . . . . . .        5,954        79,855         85,267

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts during 2001 were as follows:


SUBACCOUNT                                            PURCHASES       SALES
Large Cap Growth . . . . . . . . . . . . . . . . .   $10,824,132   $11,393,650
Active Bond. . . . . . . . . . . . . . . . . . . .    26,871,775    17,382,339
International Equity Index . . . . . . . . . . . .     4,540,375     4,202,114
Small Cap Growth . . . . . . . . . . . . . . . . .     7,456,764     4,650,307
Global Balanced. . . . . . . . . . . . . . . . . .       552,056       447,369
Mid Cap Growth . . . . . . . . . . . . . . . . . .    12,753,516     6,333,007
Large Cap Value. . . . . . . . . . . . . . . . . .    13,173,669     6,422,173
Money Market . . . . . . . . . . . . . . . . . . .    71,569,085    57,051,861
Small/Mid Cap Growth . . . . . . . . . . . . . . .     5,239,930     4,185,193
Real Estate Equity . . . . . . . . . . . . . . . .    13,227,888     9,751,630
Growth & Income. . . . . . . . . . . . . . . . . .    19,748,664    43,193,443
Managed. . . . . . . . . . . . . . . . . . . . . .    18,877,404    27,658,108
Short-Term Bond. . . . . . . . . . . . . . . . . .     2,172,487       568,498
Small Cap Equity . . . . . . . . . . . . . . . . .     5,006,104     3,936,877
International Opportunities. . . . . . . . . . . .    17,597,034    16,521,599
Equity Index . . . . . . . . . . . . . . . . . . .    10,882,191     2,521,806
Global Bond. . . . . . . . . . . . . . . . . . . .       885,377       636,671
Emerging Markets . . . . . . . . . . . . . . . . .     8,184,170     7,729,385
Bond Index . . . . . . . . . . . . . . . . . . . .     2,979,489       681,456
Small/Mid Cap Core . . . . . . . . . . . . . . . .     1,487,792       679,957
High Yield Bond. . . . . . . . . . . . . . . . . .     9,908,331     8,744,528
Turner Core Growth . . . . . . . . . . . . . . . .       105,032       136,316
Brandes International Equity . . . . . . . . . . .       306,966       295,682
Frontier Capital Appreciation. . . . . . . . . . .       298,322       268,414
Clifton Enhanced US Equity . . . . . . . . . . . .        48,021         2,022
Large Cap Aggressive Growth. . . . . . . . . . . .       192,127        22,572
Fundamental Growth . . . . . . . . . . . . . . . .       379,881       111,533
Aim V.I. Value . . . . . . . . . . . . . . . . . .     1,183,589       116,538
Fidelity VIP Growth. . . . . . . . . . . . . . . .     1,548,124       114,597
Fidelity VIP Contrafund. . . . . . . . . . . . . .       991,876        35,342
Janus Aspen Global Technology. . . . . . . . . . .       325,535        23,747
Janus Aspen Worldwide Growth . . . . . . . . . . .       490,876        20,674
MFS New Discovery Series . . . . . . . . . . . . .       511,683        70,084
Templeton International. . . . . . . . . . . . . .       122,960        11,146
V.A Relative Value . . . . . . . . . . . . . . . .       270,408        41,492
V.A. Financial Industries. . . . . . . . . . . . .       176,992         2,666
V.A. Strategic Income. . . . . . . . . . . . . . .        33,731           719
Health Sciences Fund . . . . . . . . . . . . . . .       216,590         3,458
International Equity . . . . . . . . . . . . . . .        35,602         7,012
Large Cap Value Core . . . . . . . . . . . . . . .       182,861         5,571
Large/Mid Cap Value. . . . . . . . . . . . . . . .     7,788,156       270,341
Small Cap Value. . . . . . . . . . . . . . . . . .     1,314,205       141,622
Aim V.I. Growth. . . . . . . . . . . . . . . . . .       129,006         3,608
MFS Investors Growth Stock . . . . . . . . . . . .        96,193        50,853
MFS Research Series. . . . . . . . . . . . . . . .        82,872         2,768

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

6. UNIT VALUES

  A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:


                                                                                       FOR THE YEAR AND PERIODS ENDED
                                                 AT DECEMBER 31, 2001                         DECEMBER 31, 2001
                                          ---------------------------------------------------------------------------------------
                                                  UNIT FAIR VALUE               EXPENSES
                                                     LOWEST TO                   RATIO*      INVESTMENT           TOTAL
                                          UNITS       HIGHEST        ASSETS     LOWEST TO      INCOME           RETURN***
SUBACCOUNT                                (000S)                     (000S)      HIGHEST      RATIO**       LOWEST TO HIGHEST
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                            643   $53.31 to $58.93  $134,796  0.6% to 0.75%     0.25%     (18.02)% to 495.90%/c/
Active Bond                                 525    27.79 to 66.98    311,393   0.6 to 0.75      7.43        7.50 to 235.60/c/
International Equity Index                  351    17.91 to 19.15     20,602   0.6 to 0.75      2.11       (20.79) to 91.50/c/
Small Cap Growth                            877    14.72 to 15.23     12,970   0.6 to 0.75     --/a/       (13.11) to 52.30/c/
Global Balanced                              89    11.17 to 11.56      1,000       0.6          1.61        (6.99) to 15.60/c/
Mid Cap Growth                            1,252    14.25 to 14.71     17,904       0.6         --/a/       (37.22) to 47.10/c/
Large Cap Value                             907    18.27 to 18.90     16,716       0.6          1.83          0.66 to 89/c/
Money Market                              1,737    14.44 to 34.50     95,667   0.6 to 0.75      4.52         3.29 to 44.40/c/
Small/Mid Cap Growth                        648    21.98 to 23.00     14,288       0.6         --/a/          2.23 to 130/c/
Real Estate Equity                          207    30.60 to 32.43     18,855   0.6 to 0.75      5.34        5.12 to 224.30/c/
Growth & Income                           1,465   49.46 to 137.76    927,018   0.6 to 0.75      0.64       (15.96) to 498.80/c/
Managed                                   1,244    38.08 to 45.55    458,881   0.6 to 0.75      2.69       (3.40) to 355.50/c/
Short-Term Bond                             207    14.98 to 15.68      3,150       0.6          6.60         7.46 to 56.80/c/
Small Cap Equity                            394    10.67 to 11.04      4,215       0.6          0.07        (4.30) to 10.40/c/
International Opportunities                 443    10.81 to 11.18      4,803       0.6          1.01       (21.38) to 11.80/c/
Equity Index                              1,647    18.24 to 18.87     30,219       0.6          1.51       (12.48) to 88.60/c/
Global Bond                                 154    10.00 to 13.92      2,047       0.6          7.05        (2.00) to 37.20/c/
Emerging Markets                            198     7.29 to 7.46       1,447       0.6          0.34       (25.40)/c/ to (3.62)
Bond Index                                  270    12.31 to 12.58      3,361       0.6          6.79         7.04 to 25.80/c/
Small/Mid Cap Core                          114    11.19 to 11.44      1,286       0.6          0.48         0.53 to 14.40/c/
High Yield Bond                             151     9.09 to 9.29       1,379       0.6         10.95        (7.10)/c/ to 2.09
Turner Core Growth                           15    17.66 to 19.72        259       0.6          0.15        (24.04) to (23.60)
Brandes International Equity                 42    15.50 to 15.86        657       0.6          1.88        (13.26) to (12.78)
Frontier Capital Appreciation                42    22.23 to 23.88        932       --          --/a/         (1.81) to (1.64)
Clifton Enhanced US Equity                    5    10.25 to 13.90         52       0.6          6.38        (13.50) to (13.04)
Large Cap Aggressive Growth                  20         8.33             170       --          --/a/       (16.70)/c/ to (14.65)
Fundamental Growth                           30        10.16             302       --          --/a/       (32.22 ) to 1.60/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                                                                         FOR THE YEAR AND PERIODS ENDED
                                                     AT DECEMBER 31, 2001                       DECEMBER 31, 2001
                                                -----------------------------------------------------------------------------------
                                                          UNIT FAIR             EXPENSES
                                                            VALUE                RATIO*                             TOTAL
                                                UNITS     LOWEST TO     ASSETS  LOWEST TO    INVESTMENT           RETURN***
SUBACCOUNT                                      (000S)     HIGHEST      (000S)   HIGHEST   INCOME RATIO**     LOWEST TO HIGHEST
-----------------------------------------------------------------------------------------------------------------------------------
Aim V.I. Value                                    35       $29.72       $1,054     --%         0.15%       (12.59 )% to 197.20%/c/
Fidelity VIP Growth                               20        71.07        1,449     --          --/a/        (17.73 ) to 610.70/c/
Fidelity VIP Contrafund                           38        27.72          992     --          0.22         (12.36 ) to 177.20/c/
Janus Aspen Global Technology                     68         4.24          290     --          1.15          (57.60 ) to 47.10/c/
Janus Aspen Worldwide Growth                      74         6.46          477     --          0.40          (35.40 ) to (22.63)
MFS New Discovery Series                          28        16.49          456     --          --/a/         (5.01 ) to 64.90/c/
Templeton International                            4        21.12           90     --          3.71         (15.99 ) to 111.20/c/
V.A. Relative Value                               14        17.59          245     --          0.21/b/             75.90/c/
V.A. Financial Industries                         11        15.63          173     --          1.83/b/             56.30/c/
V.A. Strategic Income                              2        13.79           33     --          4.75/b/             37.90/c/
Health Sciences Fund                              22         9.81          213     --          --/a/              (1.90)/c/
International Equity                               4         8.03           29     0.6         0.16/b/            (19.70)/c/
Large Cap Value CORE                              17        10.37          179     --          0.65/b/             3.70/c/
Large/Mid Cap Value                              486    11.05 to 16.44   7,568     0.6         0.18/b/        10.50/c/ to 64.40
Small Cap Value                                   74        16.79        1,243     --          1.03/b/             67.90/c/
Aim V.I. Growth                                    6        20.77          128     --          0.51/b/            107.70/c/
MFS Investors Growth Stock                         4         9.97           43     --          --/a/              (0.30)/c/
MFS Research Series                                5        10              85     --          --/a/               86.70/c/



* These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying portfolio are excluded.

** These amounts represent the dividends and policy loan income received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

   a. Portfolio distributed no dividends during the year.

   b.From commencement of operations as follows (Investment income ratio is annualized):

      V.A. Relative Value              May 17, 2001
      V.A. Financial Industries        June 13, 2001
      V.A. Strategic Income            May 14, 2001
      Health Sciences Fund             June 20, 2001
      International Equity             May 14, 2001
      Large Cap Value CORE             June 27, 2001
      Large/Mid Cap Value              June 13, 2001
      Small Cap Value                  May 14, 2001
      Aim V.I. Growth                  June 22, 2001
      MFS Investors Growth Stock       June 13, 2001
      MFS Research Series              July 23, 2001



   c. From commencement of operations as follows ($10 initial offering price):

      Large Cap Growth                 April 23, 2001
      Active Bond                      April 23, 2001
      International Equity Index       April 23, 2001
      Small Cap Growth                 April 23, 2001
      Global Balanced                  May 10, 2001
      Mid Cap Growth                   April 17, 2001
      Large Cap Value                  April 17, 2001
      Money Market                     March 30, 2001
      Small/Mid Cap Growth             May 7, 2001
      Real Estate Equity               April 24, 2001
      Growth & Income                  April 23, 2001
      Managed                          April 17, 2001
      Short-Term Bond                  May 23, 2001
      Small Cap Equity                 April 17, 2001
      International Opportunities      June 5, 2001
      Equity Index                     April 23, 2001
      Global Bond                      September 21, 2001
      Emerging Markets                 May 23, 2001
      Bond Index                       April 26, 2001
      Small/Mid Cap Core               June 25, 2001
      Turner Core Growth               June 15, 2001
      Large Cap Aggressive Growth      May 18, 2001
      Fundamental Growth               July 30, 2001
      Aim V.I. Value                   April 23, 2001
      Fidelity VIP Growth              May 23, 2001
      Fidelity VIP Contrafund          April 23, 2001
      Janus Aspen Global Technology    May 12, 2001
      MFS New Discovery Series         April 26, 2001
      Templeton International          April 26, 2001
      V.A. Relative Value              May 17, 2001
      V.A. Financial Industries        June 13, 2001
      V.A. Strategic Income            May 14, 2001
      Health Sciences Fund             June 20, 2001
      International Equity             May 14, 2001


                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

      Large Cap Value CORE             June 27, 2001
      Large/Mid Cap Value              June 27, 2001
      Small Cap Value                  May 14, 2001
      Aim V.I. Growth                  June 22, 2001
      MFS Investors Growth Stock       June 13, 2001
      MFS Research Series              July 23, 2001

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE            PAGE        KEY WORD OR PHRASE             PAGE

Account....................     36         minimum insurance amount......   18
account value..............     15         minimum premiums..............   11
Additional Sum Insured.....     18         modified endowment............   45
asset-based risk charge....      8         monthly deduction date........   38
asset rebalancing..........     16         Option A; Option B............   18
attained age...............      8         optional benefits charge......    8
Basic Sum Insured..........     18         owner.........................    7
beneficiary................     48         partial withdrawal............   16
business day...............     36         partial withdrawal charge.....    9
changing Option A or B.....     22         payment options...............   23
changing the Total Sum
 Insured ..................     21         Planned Premium...............   12
charges....................      7         policy anniversary............   38
Code.......................     43         policy year...................   38
contingent deferred sales
 charge....................      9         premium; premium payment......   11
cost of insurance rates....      8         premium sales charge..........    7
date of issue..............     38         ProFund transfer request......   26
death benefit..............      5         prospectus....................    2
deductions.................      7         receive; receipt..............   25
dollar cost averaging......     16         reinstate; reinstatement......   14
expenses of the Series Funds     9         SEC...........................    2
fixed investment option....     37         Separate Account U............   36
full surrender.............     16         Series Funds..................    2
fund.......................      2         Servicing Office..............    2
grace period...............     14         special loan account..........   17
guaranteed death benefit
 feature...................     12         subaccount....................   36
Guaranteed Death Benefit
 Premium...................     12         surrender.....................    5
insurance charge...........      8         surrender value...............   16
insured person.............      5         Target Premium................    7
investment options.........      1         tax considerations............   43
JHVLICO....................     36         telephone transactions........   25
lapse......................     14         Total Sum Insured.............   18
loan.......................     17         transfers of account value....   15
loan interest..............     17         variable investment options...    1
market timing..............      5         we; us........................   36
Maximum Monthly Benefit....     21         withdrawal....................   16
maximum premiums...........     11         withdrawal charges............    9
Minimum Initial Premium....     37         you; your.....................    7